Exhibit 10.1 1 FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of January 8, 2026 by and among HEALTHCARE REALTY HOLDINGS, L.P., a limited partnership formed under the laws of Delaware (the “Borrower”), HEALTHCARE REALTY TRUST INCORPORATED, a corporation formed under the laws of Maryland (“Parent”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”). WHEREAS, the Borrower, Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 25, 2025 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”); and WHEREAS, the Borrower, Parent, the Required Lenders, the Required Revolving Lenders and the Administrative Agent desire to amend certain provisions of the Existing Credit Agreement on the terms and conditions contained herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows: Section 1. Amendment to Credit Agreement. Upon the satisfaction of each of the conditions set forth in Section 2 of this Amendment, the parties hereto agree that Existing Credit Agreement (other than the Exhibits and Schedules thereto) is amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in Annex A attached hereto. Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent: (a) a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent, the Required Lenders and the Required Revolving Lenders; (b) such other documents, instruments and agreements as the Administrative Agent may reasonably request; and (c) evidence that all fees and expenses due and payable to the Administrative Agent, any of the Lenders and any of their respective Affiliates, required to be paid on the effective date of this Amendment, have been paid. Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that: (a) Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended by this Amendment are within the corporate power of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official or other Person (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or

- 2 - constitute a default under, any provision of applicable law or regulation or of the Organization Documents of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower other than Liens created pursuant to the Credit Documents. (b) Binding Effect. This Amendment and the Credit Agreement as amended by this Amendment constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms. (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment. Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Credit Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full. Section 5. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Credit Document. Section 6. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith. Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Section 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT TAKING INTO ACCOUNT CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION). Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Credit Document. Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Section 11. No Novation. THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND THE TERMS OF THE EXISTING CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTIONS

- 3 - CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE EXISTING CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS (AS DEFINED IN THE EXISTING CREDIT AGREEMENT). Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement. [Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement to be executed as of the date first above written. HEALTHCARE REALTY HOLDINGS, L.P. By: /s/ Andrew E. Loope_______________ Name: Andrew E. Loope Title: Executive Vice President, General Counsel, and Secretary HEALTHCARE REALTY TRUST INCORPORATED By: /s/ Andrew E. Loope_______________ Name: Andrew E. Loope Title: Executive Vice President, General Counsel, and Secretary [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a L/C Issuer, a Lender and a Revolving Lender By: /s/ Brendan Magrady__________________ Name: Brendan Magrady Title: Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] JPMORGAN CHASE BANK, N.A., as a L/C Issuer, a Lender and a Revolving Lender By: /s/ Jason Baeten__________________ Name: Jason Baeten Title: Executive Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] PNC BANK, NATIONAL ASSOCIATION, as a Lender and a Revolving Lender By: /s/ Andrew T. White__________________ Name: Andrew T. White Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] U.S. BANK NATIONAL ASSOCIATION, as a Lender and a Revolving Lender By: /s/ Germaine R. Korhone__________________ Name: Germaine R. Korhone Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] THE BANK OF NOVA SCOTIA, as a Lender and a Revolving Lender By: /s/ Robb Gass__________________ Name: Robb Gass Title: Managing Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] BANK OF AMERICA, N.A., as a Lender and a Revolving Lender By: /s/ Grant Griffith__________________ Name: Grant Griffith Title: Associate [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and a Revolving Lender By: /s/ John Kang__________________ Name: John Kang Title: Executive Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] TRUIST BANK, as a Lender and a Revolving Lender By: /s/ Tim Conway__________________ Name: Tim Conway Title: Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] MIZUHO BANK, LTD., as a Lender and a Revolving Lender By: /s/ Donna DeMagistris__________________ Name: Donna DeMagistris Title: Managing Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] REGIONS BANK, as a Lender and a Revolving Lender By: /s/ William Chalmers__________________ Name: William Chalmers Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] MUFG BANK, LTD., as a Lender and a Revolving Lender By: /s/ Andrew Moore__________________ Name: Andrew Moore Title: Authorized Signatory [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] ROYAL BANK OF CANADA, as a Lender and a Revolving Lender By: /s/ Edward McKenna__________________ Name: Edward McKenna Title: Authorized Signatory [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] BARCLAYS BANK PLC, as a Lender and a Revolving Lender By: /s/ Charlene Saldanha__________________ Name: Charlene Saldanha Title: Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] MORGAN STANLEY BANK, N.A., as a Lender and a Revolving Lender By: /s/ Gretell Merlo__________________ Name: Gretell Merlo Title: Authorized Signatory [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender and a Revolving Lender By: /s/ Michael Ubriaco__________________ Name: Michael Ubriaco Title: Director By: /s/ Jill Wong________________________ Name: Jill Wong Title: Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] CITIBANK, N.A., as a Lender and a Revolving Lender By: /s/ Christopher J. Albano__________________ Name: Christopher J. Albano Title: Authorized Signatory [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] FIRST HORIZON BANK, as a Lender and a Revolving Lender By: /s/ Stephen Taylor__________________ Name: Stephen Taylor Title: Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Melissa DeVito__________________ Name: Melissa DeVito Title: Authorized Signer [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender and a Revolving Lender By: /s/ Mitchell Vega__________________ Name: Mitchell Vega Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] HANCOCK WHITNEY BANK, as a Lender and a Revolving Lender By: /s/ James Erwin__________________ Name: James Erwin Title: SVP [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] PINNACLE BANK, A TENNESSEE BANK, as a Lender and a Revolving Lender By: /s/ Todd Carter__________________ Name: Todd Carter Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] RENASANT BANK, as a Lender and a Revolving Lender By: /s/ Nathan Keller__________________ Name: Nathan Keller Title: Senior Managing Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.] FIRST INDEPENDENCE BANK, as a Lender By: /s/ Andrew Harper__________________ Name: Andrew Harper Title: Chief Credit Officer

ANNEX A AMENDED CREDIT AGREEMENT [See attached]

00EGAL02/46150133v10LEGAL02/47543734v6 Execution Version Conformed through First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 9, 2026 Loan Number: 1021328 CUSIP Number: 42220UA3C FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT Dated as of July 25, 2025 by and among HEALTHCARE REALTY HOLDINGS, L.P., as Borrower, HEALTHCARE REALTY TRUST INCORPORATED, as Parent, THE FINANCIAL INSTITUTIONS PARTY HERETO AND THEIR ASSIGNEES UNDER SECTION 9.07, as Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., PNC BANK, NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA, and BANK OF AMERICA, N.A., as Co-Syndication Agents FIFTH THIRD BANK, NATIONAL ASSOCIATION, TRUIST BANK MIZUHO BANK, LTD., REGIONS BANK, MUFG BANK, LTD., ROYAL BANK OF CANADA, BARCLAYS BANK PLC, MORGAN STANLEY SENIOR FUNDING, INC., CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, and CITIBANK, N.A., as Documentation Agents WELLS FARGO SECURITIES, LLC and JPMORGAN CHASE BANK, N.A., as Joint Book Runners WELLS FARGO SECURITIES, LLC, JPMORGAN CHASE BANK, N.A., PNC CAPITAL MARKETS LLC, U.S. BANK NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA, and BOFA SECURITIES, INC., as Joint Lead Arrangers

TABLE OF CONTENTS Article and Section Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1 1.01 Defined Terms. 1 1.02 Interpretive Provisions. 33 1.03 Accounting Terms. 34 1.04 Rounding. 34 1.05 References to Agreements and Laws. 34 1.06 Times of Day. 35 1.07 Letter of Credit Amounts. 35 1.08 Rates. 35 1.09 Divisions. 35 ARTICLE II COMMITMENTS AND EXTENSIONS OF CREDIT 35 2.01 Borrowings and Commitments. 35 2.02 Borrowings, Conversions and Continuations. 37 2.03 Letters of Credit. 38 2.04 [Reserved]. 43 2.05 Repayment of Loans. 43 2.06 Prepayments. 43 2.07 Termination or Reduction of Commitments. 44 2.08 Interest. 44 2.09 Fees. 45 2.10 Computation of Interest and Fees. 47 2.11 Payments Generally; Administrative Agent’s Clawback. 47 2.12 Sharing of Payments. 49 2.13 Evidence of Debt. 50 2.14 Defaulting Lenders. 50 2.15 Extensions of Termination Date. 54 2.16 Increase in Commitments. 57 2.17 Expiration Date of Letters of Credit Past Revolving Termination Date. 59 2.18 Pro Rata Treatment. 59 2.19 Reallocations on Closing Date. 59 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 63 3.01 Taxes. 63 3.02 Illegality. 67 3.03 Changed Circumstances. 67 3.04 Increased Cost; Capital Adequacy. 70 3.05 Compensation for Losses. 71 3.06 Mitigation Obligations; Replacement of Lenders. 72 3.07 Treatment of Affected Loans. 73 3.08 Survival Losses. 74 ARTICLE IV 74 CONDITIONS PRECEDENT TO EXTENSIONS OF CREDIT 74 4.01 Conditions to Initial Extensions of Credit. 74 4.02 Conditions to Extensions of Credit. 76 ARTICLE V 77 -i- LEGAL02/47543734v6

REPRESENTATIONS AND WARRANTIES 77 5.01 Corporate Existence and Power. 77 5.02 Corporate and Governmental Authorization; No Contravention. 77 5.03 Binding Effect. 78 5.04 Litigation. 78 5.05 Compliance with ERISA. 78 5.06 Environmental Matters. 78 5.07 Material Subsidiaries and Specified Affiliates. 80 5.08 Not an Investment Company. 80 5.09 Margin Stock. 80 5.10 Compliance with Laws. 80 5.11 Absence of Liens. 81 5.12 Indebtedness. 81 5.13 Contingent Liabilities. 81 5.14 Investments. 81 5.15 Solvency. 81 5.16 Taxes. 81 5.17 REIT Status. 81 5.18 Specified Affiliates. 82 5.19 Financial Condition. 82 5.20 No Material Adverse Effect. 82 5.21 Accuracy and Completeness of Information. 82 5.22 Anti-Corruption Laws and Sanctions; Anti-Money Laundering Laws. 83 ARTICLE VI COVENANTS 83 6.01 Information. 83 6.02 Payment of Obligations. 86 6.03 Maintenance of Property; Insurance. 87 6.04 Conduct of Business and Maintenance of Existence. 87 6.05 Compliance with Laws. 87 6.06 Inspection of Property, Books and Records. 88 6.07 Negative Pledge. 88 6.08 Consolidations and Mergers. 90 6.09 Creation of Subsidiaries. 90 6.10 Incurrence and Existence of Debt. 90 6.11 Transactions with Affiliates. 91 6.12 Use of Proceeds. 91 6.13 Organization Documents. 92 6.14 [Reserved]. 92 6.15 [Reserved]. 92 6.16 Financial Covenants. 92 6.17 Specified Affiliates. 93 6.18 REIT Status. 93 6.19 Leases. 93 6.20 Favorable Treatment. 93 6.21 Limitations on Parent. 93 6.22 Limitation on Certain Agreements. 94 ARTICLE VII 94 EVENTS OF DEFAULT AND REMEDIES 94 7.01 Events of Default. 94 7.02 Application of Funds. 96 ARTICLE VIII ADMINISTRATIVE AGENT 98 00EGAL02/46150133v10LEGAL02/47543734v6

8.01 Appointment and Authorization. 98 8.02 Wells Fargo as Lender. 99 8.03 Approvals of Lenders. 100 8.04 Notice of Events of Default. 100 8.05 Administrative Agent’s Reliance. 100 8.06 Lender Credit Decision. 101 8.07 Successor Administrative Agent and Successor Sustainability Structuring Agent. 102 8.08 Titled Agents. 103 8.09 Indemnification of Administrative Agent. 103 8.10 Erroneous Payments. 104 8.11 [Reserved]. 106 8.12 Sustainability Structuring Agent. 106 ARTICLE IX MISCELLANEOUS 106 9.01 Amendments, Etc. 106 9.02 Notices and Other Communications. 111 9.03 No Waiver; Cumulative Remedies. 113 9.04 Attorney Costs, Expenses and Taxes. 114 9.05 Indemnification by the Borrower; Limitation of Liability. 114 9.06 Payments Set Aside. 115 9.07 Successors and Assigns. 115 9.08 Confidentiality. 119 9.09 Set-off. 120 9.10 Interest Rate Limitation. 121 9.11 Counterparts. 121 9.12 Integration; Effectiveness. 121 9.13 Survival of Representations and Warranties. 122 9.14 Severability. 122 9.15 [Reserved]. 122 9.16 GOVERNING LAW. 122 9.17 WAIVER OF RIGHT TO TRIAL BY JURY. 123 9.18 No Conflict. 123 9.19 USA PATRIOT Act Notice. 123 9.20 No Advisory or Fiduciary Responsibility. 124 9.21 Termination; Survival 124 9.22 Entire Agreement. 125 9.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. 125 9.24 Effect of Existing Credit Agreement. 126 9.25 Acknowledgement Regarding Any Supported QFCs. 126 SCHEDULES 2.01 Lenders and Commitments 2.03 Existing Letters of Credit 5.04 Litigation 5.06 Environmental Matters 5.07 Material Subsidiaries and Specified Affiliates 5.10 Compliance with Laws 5.12 Indebtedness 5.13 Contingent Liabilities 5.14 Investments 9.02 Notice Addresses 00EGAL02/46150133v10LEGAL02/47543734v6

EXHIBITS 1.01-2 Form of Disbursement Instruction Agreement 2.02 Form of Loan Notice 2.13-1 Form of Revolving Note 2.13-3 Form of HTA-1 Term Loan Note 2.13-4 Form of HTA-2 Term Loan Note 2.13-5 [Reserved] 2.13-6 Form of 2022 Term Loan Note 2.13-7 Form of HR-1 Term Loan Note 2.13-8 Form of HR-2 Term Loan Note 3.01-1 – 3.01-4 Forms of U.S. Tax Compliance 6.01 Form of Compliance Certificate 6.20 Form of Guaranty 9.07 Form of Assignment and Assumption 00EGAL02/46150133v10LEGAL02/47543734v6

THIS FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Credit Agreement”) dated as of July 25, 2025 by and among HEALTHCARE REALTY HOLDINGS, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (the “Parent”), each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 9.07 (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) and the other parties hereto. WHEREAS, certain of the Lenders and other financial institutions made available to the Borrower revolving and term loan credit facilities on the terms and conditions contained in that certain Fourth Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 20, 2022 (as at any time amended and as in effect immediately prior to the date hereof, the “Existing Credit Agreement”) by and among the Borrower, the Parent, certain of the Lenders, the other financial institutions party thereto and the Administrative Agent; and WHEREAS, the Borrower, the Parent, the Administrative Agent, the L/C Issuers and the Lenders (a) desire to amend and restate the terms of the Existing Credit Agreement and, in connection therewith, the Administrative Agent, the L/C Issuers and the Lenders wish to make available to the Borrower revolving and term loan credit facilities in the aggregate principal amount of $2,541,608,333.34 consisting of (i) a revolving credit facility in the aggregate principal amount of $1,500,000,000.00, with a $120,000,000.00 letter of credit subfacility, (ii) a previously funded term loan facility in the aggregate outstanding principal amount of $151,375,000.00 (the “HR-1 Term Loans” under the Existing Credit Agreement), (iii) a previously funded term loan facility in the aggregate outstanding principal amount of $121,500,000.00 (the “HR-2 Term Loans” under the Existing Credit Agreement), (iv) a previously funded term loan facility in the aggregate outstanding principal amount of $268,733,333.34 (the “HTA-1 Term Loans” under the Existing Credit Agreement), (v) a previously funded term loan facility in the aggregate outstanding principal amount of $200,000,000.00 (the “HTA-2 Term Loans” under the Existing Credit Agreement) and (vi) a previously funded term loan facility in the aggregate outstanding principal amount of $300,000,000.00 (the “New 5.5-Year Term Loan” under the Existing Credit Agreement), in each case, on the terms and conditions contained herein and (b) agree that each Departing Lender shall not be a Lender hereunder as more specifically set forth in Section 2.19(g) of this Agreement; and NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Credit Agreement, the following terms have the meanings set forth below: “2022 Term Loan” means as provided in Section 2.01(e). “2022 Term Loan Extension” means as provided in Section 2.15(f). “2022 Term Loan Extension Request” means as provided in Section 2.15(f). -1- LEGAL02/47543734v6

“2022 Term Loan Lender” means a Lender with a 2022 Term Loan. “2022 Term Loan Note” means the promissory notes substantially in the form of Exhibit 2.13-6, if any, given to each Lender with a 2022 Term Loan to evidence the 2022 Term Loans of such Lender, as amended, restated, modified, supplemented, extended, renewed or replaced. “2022 Term Loan Termination Date” means January 20, 2028, or such later date to which the 2022 Term Loan Termination Date may be extended pursuant to Section 2.15. “Acquisition” means the purchase or acquisition by any Person of (a) more than 50% of the Capital Stock with ordinary voting power of another Person or (b) all or any substantial portion of the property (other than Capital Stock) of another Person, whether or not involving a merger or consolidation with such Person. “Additional Lender” means as provided in Section 2.16(b). “Adjusted Daily Simple SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Daily Simple SOFR for such calculation plus (b) the SOFR Adjustment. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the SOFR Adjustment. “Administrative Agent” means Wells Fargo as contractual representative of the L/C Issuers and the Lenders, or any successor Administrative Agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. In no event shall the Administrative Agent, any L/C Issuer or any Lender be deemed to be an Affiliate of the Borrower. “Agent-Related Persons” means the Related Parties of the Administrative Agent. “Aggregate Commitments” means the Commitments of all the Revolving Lenders. “Aggregate Revolving Committed Amount” means as provided in Section 2.01. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Parent, the Borrower or the Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. -2- LEGAL02/47543734v6

-3- LEGAL02/47543734v6 0.30% 0.000% Term Loans: Pricing Level 0.15% Debt Ratings (or their equivalents) 1 Term Loans that are SOFR Loans Term Loans that are Base Rate Loans Debt Ratings (or their equivalents) 3 A-/A3 or better 1 BBB/Baa2 A-/A3 or better “Anti-Money Laundering Laws” means all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to the Parent, the Borrower, the Subsidiaries or Affiliates of any of the foregoing related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Percentage” means, for any day, the applicable rate per annum set forth below opposite the applicable Debt Rating: Revolving Loans: 0.800% 0.850% 0.000% 0.725% 0.000% Revolving Loans that are SOFR Loans and Letter of Credit Fees 2 0.20% BBB+/Baa1 0.000% 0.850% 0.000% 4 0.125% 3 BBB-/Baa3 BBB/Baa2 Revolving Loans that are Base Rate Loans 0.950% 1.050% 0.000% 0.050% 4 0.25% BBB-/Baa3 2 1.200% 0.200% Facility Fee 5 BBB+/Baa1 5 BB+/Ba1 and below BB+/Ba1 and below Pricing Level 1.600% 1.400% 0.600% 0.775% 0.400% The Borrower will maintain a Debt Rating at all times with at least two (2) Ratings Services, and the Borrower may, at its option, obtain a third Debt Rating from another Ratings Service. The applicable Pricing Level will be determined by reference to the Debt Ratings; provided that: (a) if Debt Ratings are provided by two (2) Ratings Services and the Debt Ratings by the Rating Services indicate different Pricing Levels, then (A) if they are only one level apart, the applicable Pricing Level shall be determined by reference to the higher or better Debt Rating and shall be set at the Pricing Level indicated thereby, and (B) if they are more than one level apart, the applicable Pricing Level shall be determined by reference to the lower (or worse) Debt Rating and shall be set at one Pricing Level above the Pricing Level that would be indicated by the lower Debt Rating (e.g., if the Debt Rating by one of the Rating Services is A- and the Debt Rating by another of the Rating Services is Baa3, the Applicable Percentage would be set at Pricing Level 3), (b) if Debt Ratings are provided by three (3) or more Ratings Services acceptable to the Administrative Agent and the Debt Ratings indicate different Pricing Levels, then (A) if the two highest (or best) Debt Ratings are only one level apart, the applicable Pricing Level shall be determined by reference to the higher or better Debt Rating and shall be set at the Pricing Level indicated thereby, and (B) otherwise, the applicable Pricing Level shall be determined by reference to the lower of the two (2) highest (or best) Debt Ratings and shall be set at the Pricing Level indicated thereby, and (c) if a Debt Rating is not provided by at least two (2) Ratings Services, or if no Debt Rating is available, then the Applicable Percentage shall be Pricing Level 5. The Applicable Percentage shall be determined and adjusted on the first Business Day following the date of any change in the Debt Rating. Adjustments in the Applicable Percentage shall be effective as to all Extensions of Credit, existing and prospective, from the date of adjustment. Determinations by the Administrative Agent of the applicable Pricing Level shall be conclusive absent manifest error. The Administrative Agent shall promptly notify the Lenders of changes in the Applicable Percentage. Notwithstanding the foregoing, (i) for the period from the Closing Date until the earlier of (x) April 7, 2026, and (y) the date that a sustainability notice with respect to sustainability pricing established pursuant to a KPI Metrics Amendment is delivered with respect to the fiscal year ending December 31, 2025, the Applicable Percentage in the pricing grid above shall be reduced by 0.01% and (ii) thereafter, if a KPI Metrics Amendment has become effective, the KPI Metrics Pricing Provisions set forth therein shall apply, otherwise, the unadjusted pricing in the applicable grid above shall apply until the date (if such date occurs) that such KPI Metrics Amendment shall become effective. “Approved Bank” means as provided in the definition of “Cash Equivalents”. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means WFS, JPMorgan Chase Bank (or any Affiliate of JPMorgan Chase Bank designated by it), PNC Capital Markets LLC, U.S. Bank National Association, The Bank of Nova Scotia and BofA Securities, Inc., in their capacities as joint lead arrangers. “Asset Sale” means any sale, lease or other disposition (including any such transaction effected by way of merger, amalgamation or consolidation) by the Parent, the Borrower or any of the Subsidiaries or Specified Affiliates subsequent to the date hereof of any asset (including stock), including without limitation any sale-leaseback transaction, whether or not involving a Capital Lease, but excluding (a) any sale, lease or other disposition in the ordinary course of business of real property which is the subject of mortgage liens permitted hereunder, (b) any sale, lease or other disposition of raw materials, supplies or other nonfixed assets in the ordinary course of business, (c) any sale, lease or other disposition of surplus, obsolete or worn out machinery, equipment, molds or other manufacturing equipment in the ordinary course of business to the extent that the aggregate book value of all of such assets sold, leased or otherwise disposed of in a fiscal year does not exceed $5,000,000, (d) any sale or other disposition in the ordinary course of business of readily marketable securities, (e) any disposition of cash not prohibited hereunder, and (f) the issuance of any shares of stock in any Specified Affiliate to any officer, director or employee of the Parent or the Borrower. “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit 9.07. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. -4- LEGAL02/47543734v6

“Attorney Costs” means and includes all fees, expenses and disbursements of any law firm or other external counsel. “Attributable Principal Amount” means (a) in the case of Capital Leases, the amount of Capital Lease obligations determined in accordance with GAAP, (b) in the case of Synthetic Leases, an amount determined by capitalization of the remaining lease payments thereunder as if it were a Capital Lease determined in accordance with GAAP, (c) in the case of Securitization Transactions, the outstanding principal amount of such financing, after taking into account reserve amounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment and (d) in the case of Sale and Leaseback Transactions, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease). “Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Credit Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Adjusted Daily Simple SOFR on such day plus 1.00%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Adjusted Daily Simple SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Adjusted Daily Simple SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than 1.00%. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Benchmark” means, initially, Adjusted Daily Simple SOFR or Adjusted Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to Adjusted Daily Simple SOFR or Adjusted Term SOFR, as applicable, or the applicable then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c). “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the -5- LEGAL02/47543734v6

Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to such then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Credit Agreement and the other Credit Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor (if applicable), the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earlier to occur of the following events with respect to any then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor (if applicable) of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if the applicable then-current Benchmark has any Available Tenors, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to any then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that -6- LEGAL02/47543734v6 will continue to provide any Available Tenor (if applicable) of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor (if applicable) of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors (if applicable) of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if the applicable then-current Benchmark has any Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.03(c) and (y) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.03(c). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on the common stock or other common equity interests of the Parent purchased by the Parent or the Borrower in connection with the issuance of any Convertible Indebtedness that is permitted to be incurred pursuant to this Agreement and is settled in common stock (or other common equity interests) of the Parent; provided that the purchase price for such Bond Hedge Transaction, less the proceeds received by the Parent, the Borrower or their respective Subsidiaries from the sale of any related -7- LEGAL02/47543734v6

Warrant Transaction, does not exceed the net proceeds received by the Parent, the Borrower or their respective Subsidiaries from the sale of such Convertible Indebtedness. “Borrower” means as provided in the recitals hereto. “Borrower Materials” means as provided in Section 6.01. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and Class and, in the case of Term SOFR Loans, having the same Interest Period. “Business Day” means any day (other than a Saturday, Sunday or legal holiday) on which banks in San Francisco, California and New York, New York, are open for the conduct of their commercial banking business; provided that, when used in connection with an amount that bears interest at a rate based on SOFR or any direct or indirect calculation or determination involving SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day. “Capital Lease” means a lease that would be capitalized on a balance sheet of the lessee prepared in accordance with GAAP, subject to Section 1.03 below. “Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person. “Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuers or the Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and the L/C Issuers shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuers. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by (i) the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition, (b) time deposits and certificates of deposit of (i) any Lender or (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 (each an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) and maturing within six (6) months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments (classified in accordance with GAAP as current assets) in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subclauses hereof. -8- LEGAL02/47543734v6

“CERCLA” means as provided in Section 5.06. “CERCLIS” means as provided in Section 5.06. “Change in Law” means, with respect to any Lender, any change effective after the Closing Date in Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued. “Change of Control” means the occurrence of any of the following events: (a) any Person or two (2) or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, voting stock of the Parent (or other securities convertible into such voting stock) representing 50% or more of the combined voting power of all voting stock of the Parent; (b) during any period of up to twelve (12) consecutive months, individuals who at the beginning of such twelve (12) month period were directors of the Parent (together with any new director whose election by the Parent’s Board of Directors or whose nomination for election by the Parent’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Parent then in office; and (c) the Parent shall cease to be the general partner of the Borrower or shall cease to Control the Borrower. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the SEC under the Securities Exchange Act of 1934. “Class” means (a) when used in reference to any Loan, whether such Loan is a Revolving Loan, a HR-1 Term Loan, a HR-2 Term Loan, a HTA-1 Term Loan, a HTA-2 Term Loan, a 2022 Term Loan or an Incremental Term Loan tranche and (b) when used with respect to a Lender, refers to whether such Lender is a Revolving Lender, a HR-1 Term Loan Lender, a HR-2 Term Loan Lender, a HTA-1 Term Loan Lender, a HTA-2 Term Loan Lender, a 2022 Term Loan Lender or a Lender holding Loans under an Incremental Term Loan tranche. “Closing Date” means the date hereof. “Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to share in the Revolving Obligations hereunder up to such Lender’s Credit Percentage in respect of its Revolving Committed Amount. “Commitment Period” means the period from and including the Closing Date to the earlier of (a) the Revolving Termination Date or (b) the date on which the Commitments shall have been terminated as provided herein. “Compliance Certificate” means as provided in Section 6.01(c). “Confidential Information” means as provided in Section 9.08. -9- LEGAL02/47543734v6

“Conforming Changes” means, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.05 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Credit Agreement and the other Credit Documents). “Consolidated EBITDA” means, for any period for the Consolidated Group, the sum of (a) net income attributable to common stockholders (or its equivalent) plus (b) to the extent deducted in determining net income attributable to common stockholders (or its equivalent), (i) Consolidated Interest Expense, (ii) the amount of income taxes (or minus the amount of tax benefits) and (iii) depreciation and amortization adjusted to exclude the effect (if any) of (c) extraordinary or nonrecurring items, including without limitation: gains and losses from the sale of operating properties; non-cash impairment charges; gains and losses on early extinguishment of Indebtedness; severance and other restructuring charges; and transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four (4) consecutive fiscal quarters ending as of the date of determination. “Consolidated Fixed Charge Coverage Ratio” means the ratio of Consolidated EBITDA to Consolidated Fixed Charges. “Consolidated Fixed Charges” means, for any period for the Consolidated Group, the sum of (a) Consolidated Interest Expense plus (b) current scheduled principal payments of Funded Debt (including, for purposes hereof, current scheduled reductions in commitments, but excluding any “balloon” payment or final payment at maturity that is significantly larger than the scheduled payments that preceded it) for the period of four (4) consecutive fiscal quarters beginning the day after the date of determination plus (c) dividends and distributions on preferred stock, if any, and redemptions and repurchases thereof, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four (4) consecutive fiscal quarters ending as of the date of determination. “Consolidated Group” means the Parent and its Consolidated Subsidiaries, as determined in accordance with GAAP. “Consolidated Interest Expense” means, for any period for the Consolidated Group, all interest expense and letter of credit fee expense, on a consolidated basis in accordance with GAAP, but including, in any event, the interest component under Capital Leases and the implied interest component under Securitization Transactions, but excluding the non-cash portion of interest expense attributable to Indebtedness convertible by its express terms into Capital Stock. Except as otherwise expressly provided, -10- LEGAL02/47543734v6 the applicable period shall be for the four (4) consecutive fiscal quarters ending as of the date of determination. “Consolidated Leverage Ratio” means the ratio of Consolidated Total Debt to Consolidated Total Capital. “Consolidated Secured Debt” means the aggregate principal amount of all Indebtedness of the Consolidated Group secured by a Lien on any property owned or leased by them. “Consolidated Secured Leverage Ratio” means the ratio of Consolidated Secured Debt to Consolidated Total Capital. “Consolidated Subsidiary” means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Parent in its consolidated financial statements if such statements were prepared as of such date. For purposes of this Credit Agreement, Specified Affiliates of the Parent shall be classified as Consolidated Subsidiaries. “Consolidated Tangible Net Worth” means, for the Consolidated Group, (a) the sum of (i) stockholders’ equity on a consolidated basis plus (ii) accumulated depreciation determined in accordance with GAAP, but with no upward adjustments due to any revaluation of assets, minus (b) all Intangible Assets (excluding intangible assets in accordance with FASB ASC 805); provided, however, that to the extent that the aggregate amount of Consolidated Tangible Net Worth attributable to the following would exceed 35.0% of Consolidated Tangible Net Worth, such excess shall be excluded: (A) unconsolidated joint ventures or other non-Subsidiary enterprises in the same or closely related lines of business; (B) Capital Stock of Persons other than consolidated Subsidiaries and Investments described in the immediately preceding clause (A), (C) unimproved real estate; (D) construction projects and (E) Mortgage Receivables. “Consolidated Total Capital” means the sum of (a) Consolidated Tangible Net Worth plus (b) Consolidated Total Debt. “Consolidated Total Debt” means all Indebtedness of the Consolidated Group determined on a consolidated basis. “Consolidated Unencumbered EBITDA” means the portion of Consolidated EBITDA that is generated by Consolidated Unencumbered Realty. “Consolidated Unencumbered Interest Expense” means the portion of Consolidated Interest Expense that is not attributable to Consolidated Secured Debt. “Consolidated Unencumbered Leverage Ratio” means the ratio of Consolidated Unsecured Debt to Consolidated Unencumbered Realty. “Consolidated Unencumbered Realty” means, for the Consolidated Group, the book value of all realty (prior to deduction for accumulated depreciation) minus the book value of real property (prior to deduction for accumulated depreciation) which is subject to mortgage Liens described in clause (c) of Section 6.07 or mortgage Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness permitted hereunder secured by a mortgage Lien initially permitted under clause (c) of Section 6.07. To the extent that the aggregate amount of Consolidated Unencumbered Realty attributable to the following would exceed 20.0% of Consolidated Unencumbered Realty, such excess shall be excluded: (a) construction projects; (b) unimproved real estate; (c) realty owned or leased by a Subsidiary -11- LEGAL02/47543734v6 that is not a Wholly Owned Subsidiary (other than realty owned or leased by a Subsidiary that is not a Wholly Owned Subsidiary but for which the Parent exclusively controls, directly or indirectly, the sale and financing of such realty); and (d) realty not located in the United States of America. “Consolidated Unsecured Coverage Ratio” means the ratio of Consolidated Unencumbered EBITDA to Consolidated Unencumbered Interest Expense. “Consolidated Unsecured Debt” means the portion of Consolidated Total Debt that is not Consolidated Secured Debt. “Convertible Indebtedness” means all Convertible Notes and Convertible Note Guarantees. “Convertible Indebtedness Parties” means the Borrower, the Parent and any of their respective Subsidiaries. “Convertible Note Guarantees” means unsecured Indebtedness of any Convertible Indebtedness Party that is in the form of guarantees of Convertible Notes of another Convertible Indebtedness Party. “Convertible Notes” means unsecured Indebtedness of any Convertible Indebtedness Party that is either (a) convertible into, or exchangeable for, common stock or other common equity interests of the Parent (and cash in lieu of any fractional share of common stock or other common equity interest) and/or cash (in an amount determined by reference to the price or value of such common stock or other common equity interest); or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock or other common equity interests of the Parent and/or cash (in an amount determined by reference to the price or value of such common stock or other common equity interest). For purposes of this definition, upon any recapitalization, business combination event or other event that causes such common stock or common equity interest to be exchanged for, or to represent solely the right to receive, other securities, cash, or other assets, references to “common stock” and “common equity” will in the preceding sentence will be deemed to refer to such other securities, cash or other assets. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Co-Syndication Agents” means JPMorgan Chase Bank, PNC Bank, National Association, U.S. Bank National Association, The Bank of Nova Scotia and Bank of America, N.A. “Credit Agreement” means as set forth in the introductory paragraph hereof. “Credit Documents” means this Credit Agreement, the Notes, each Issuer Document, the Guaranties, if any, the Fee Letters, the Letters of Credit and the Compliance Certificates. “Credit Parties” means, collectively, the Borrower and the Guarantors, if any. “Credit Percentage” means, at any time, (a) as to each Revolving Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Lender’s Revolving Committed Amount and the denominator of which is the Aggregate Revolving Committed Amount; (b) as to each HTA-1 Term Loan Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Lender’s outstanding principal amount of HTA-1 Term Loans and the denominator of which is the aggregate outstanding principal amount of all HTA-1 Term Loans; (c) as -12- LEGAL02/47543734v6

to each HTA-2 Term Loan Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Lender’s outstanding principal amount of HTA-2 Term Loans and the denominator of which is the aggregate outstanding principal amount of all HTA-2 Term Loans; (d) [reserved], (e) as to each 2022 Term Loan Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such 2022 Term Loan Lender’s 2022 Term Loan and the denominator of which is the aggregate outstanding principal amount of all 2022 Term Loans, (f) as to each HR-1 Term Loan Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Lender’s outstanding principal amount of HR-1 Term Loans and the denominator of which is the aggregate outstanding principal amount of all HR-1 Term Loans and (g) as to each HR-2 Term Loan Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Lender’s outstanding principal amount of HR-2 Term Loans and the denominator of which is the aggregate outstanding principal amount of all HR-2 Term Loans. The initial Credit Percentages are set forth on Schedule 2.01. “Daily Simple SOFR” means, for any day (a “Simple SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to (A) if such Simple SOFR Rate Day is a U.S. Government Securities Business Day, such Simple SOFR Rate Day or (B) if such Simple SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Simple SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive Simple SOFR Rate Days and (b) the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Daily Simple SOFR (other than pursuant to the Adjusted Daily Simple SOFR component of the definition of “Base Rate”). “Debt Rating” means the rating by a Ratings Service for the Borrower’s senior unsecured (non-credit enhanced) long-term debt. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event, act or condition that, with notice, the passage of time, or both, would constitute an Event of Default. “Defaulting Lender” means, subject to Section 2.14(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in -13- LEGAL02/47543734v6 such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuers or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within 2 Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuers in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.14(f)) upon delivery of written notice of such determination to the Borrower, the L/C Issuers and each Lender. “Default Rate” means (a) with respect to any principal of any Loan or any Reimbursement Obligation, the rate otherwise applicable plus an additional two percent (2.0%) per annum and (b) with respect to any other Obligation, a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Percentage for Base Rate Loans plus two percent (2.0%). “Departing Lenders” means each Lender under and as defined in the Existing Credit Agreement who is not consenting to the amendment and restatement of the Existing Credit Agreement evidenced hereby and who will not continue as a “Lender” under this Agreement after the Closing Date. “Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit 1.01-2 to be executed and delivered by the Borrower, as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent. “Dollar” or “$” means the lawful currency of the United States. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. -14- LEGAL02/47543734v6

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.07(b)(iii), (v), (vi) and (vii) (subject to such consents, if any, as may be required under Section 9.07(b)(iii)). “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition that could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate. “Erroneous Payment” means as provided in Section 8.10(a). “Erroneous Payment Deficiency Assignment” means as provided in Section 8.10(d). “Erroneous Payment Impacted Class” means as provided in Section 8.10(d). “Erroneous Payment Return Deficiency” means as provided in Section 8.10(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. -15- LEGAL02/47543734v6

“Event of Acceleration” means any of the events or conditions set forth in Sections 7.01(g), (h) or (i) with respect to the Parent or the Borrower. “Event of Default” means as provided in Section 7.01. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.06) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” has the meaning provided in the second WHEREAS clause of this Credit Agreement. “Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement and set forth on Schedule 2.03. “Extended Letter of Credit” means as provided in Section 2.03(b). “Extended Commitment” means any Class of Commitments the maturity of which shall have been extended pursuant to Section 9.01(i). “Extended Revolving Loans” means any Revolving Loans made pursuant to the Extended Commitments. “Extended Term Loans” means any Class of Term Loans the maturity of which shall have been extended pursuant to Section 9.01(i). “Extension” has the meaning given that term in Section 9.01(i). “Extension Amendment” means an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrower, be in the form of an amendment and restatement of this Agreement) among Parent, the Borrower, the applicable extending Lenders, the Administrative Agent and, to the extent required by Section 9.01(i) the L/C Issuers implementing an Extension in accordance with Section 9.01(i), and acknowledged or reaffirmed by each Subsidiary Guarantor. “Extension of Credit” means (i) any Borrowing and (ii) any L/C Credit Extension. “Extension Offer” has the meaning given that term in Section 9.01(i). “Facility Fee” means as provided in Section 2.09(a). -16- LEGAL02/47543734v6

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Credit Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fee Letters” means (i) the letter agreement dated as of May 29, 2025, among the Borrower, the Parent, WFS and Wells Fargo, and (ii) each other fee letter entered into in connection with this Agreement by and between the Parent, the Borrower and any Arranger, in each case as amended and modified from time to time. “First HR-1 Extension” means as provided in Section 2.15(d). “First HTA-1 Extension” means as provided in Section 2.15(b). “Floor” means a rate of interest equal to 0%. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Fourth HTA-1 Extension” means as provided in Section 2.15(b). “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to any L/C Issuer, such Defaulting Lender’s Credit Percentage (in respect of its Revolving Committed Amount) of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funded Debt” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: -17- LEGAL02/47543734v6

(a) all obligations for borrowed money, whether current or long-term (including the Obligations hereunder), and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all purchase money indebtedness (including indebtedness and obligations in respect of conditional sales and title retention arrangements, except for customary conditional sales and title retention arrangements with suppliers that are entered into in the ordinary course of business) and all indebtedness and obligations in respect of the deferred purchase price of property or services (other than trade accounts payable incurred the ordinary course of business and payable on customary trade terms); (c) all direct obligations under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep-well agreements and capital maintenance agreements) to the extent such instruments or agreements support financial, rather than performance, obligations; (d) the Attributable Principal Amount of Capital Leases and Synthetic Leases; (e) the Attributable Principal Amount of Securitization Transactions; (f) all preferred stock and comparable equity interests providing for mandatory redemption, sinking fund or other like payments; (g) Support Obligations in respect of Funded Debt of another Person; and (h) Funded Debt of any partnership or joint venture or other similar entity in which such Person is a general partner or joint venturer, and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person for payment thereof. For purposes hereof, the amount of Funded Debt shall be determined based on the outstanding principal amount in the case of borrowed money indebtedness under clause (a) and purchase money indebtedness and the deferred purchase obligations under clause (b), based on the maximum amount available to be drawn in the case of letter of credit obligations and the other obligations under clause (c), and based on the amount of Funded Debt that is the subject of the Support Obligations in the case of Support Obligations under clause (g). “GAAP” means generally accepted accounting principles in effect in the United States applied on a consistent basis as set forth in (a) the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, (b) statements and pronouncements of the Financial Accounting Standards Board and (c) interpretations of the SEC (including published staff interpretations), in each case subject to the provisions of Section 1.03. Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period, except to the extent that new accounting standards have been adopted by such organizations applicable as of the current period. “Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law. -18- LEGAL02/47543734v6

“Guarantor” means any party that may give a guaranty of the loans and obligations hereunder in substantially the form of Exhibit 6.20 or other form reasonably satisfactory to the Administrative Agent and the Required Lenders, in each case as amended, supplemented or otherwise modified from time to time. “Guaranties” means, collectively, those guaranty agreements, if any, given in respect of the loans and obligations owing under this Credit Agreement, as amended, supplemented or otherwise modified from time to time. “Hazardous Substance” means any toxic or hazardous substance, including petroleum and its derivatives regulated under the Environmental Laws. “HR-1 Term Loans” means as provided in Section 2.01(f). “HR-1 Term Loan Extension” means as provided in Section 2.15(d). “HR-1 Term Loan Extension Request” means as provided in Section 2.15(d). “HR-1 Term Loan Note” means the promissory notes substantially in the form of Exhibit 2.13-7, if any, given to each Lender with a HR-1 Term Loan to evidence the HR-1 Term Loans of such Lender, as amended, restated, modified, supplemented, extended, renewed or replaced. “HR-1 Term Loan Lender” means a Lender with an outstanding HR-1 Term Loan. “HR-1 Term Loan Termination Date” means January 31, 2026, or such later date to which the HR-1 Term Loan Termination Date may be extended pursuant to Section 2.15. “HR-2 Term Loans” means as provided in Section 2.01(g). “HR-2 Term Loan Extension” means as provided in Section 2.15(d). “HR-2 Term Loan Extension Request” means as provided in Section 2.15(d). “HR-2 Term Loan Note” means the promissory notes substantially in the form of Exhibit 2.13-8, if any, given to each Lender with a HR-2 Term Loan to evidence the HR-2 Term Loans of such Lender, as amended, restated, modified, supplemented, extended, renewed or replaced. “HR-2 Term Loan Lender” means a Lender with an outstanding HR-2 Term Loan. “HR-2 Term Loan Termination Date” means June 1, 2026, or such later date to which the HR-2 Term Loan Termination Date may be extended pursuant to Section 2.15. “HTA-1 Term Loans” means as provided in Section 2.01(b). “HTA-1 Term Loan Extension” means as provided in Section 2.15(b). “HTA-1 Term Loan Extension Request” means as provided in Section 2.15(b). “HTA-1 Term Loan Note” means the promissory notes substantially in the form of Exhibit 2.13-3, if any, given to each Lender with a HTA-1 Term Loan to evidence the HTA-1 Term Loans of such Lender, as amended, restated, modified, supplemented, extended, renewed or replaced. -19- LEGAL02/47543734v6

“HTA-1 Term Loan Lender” means a Lender with an outstanding HTA-1 Term Loan. “HTA-1 Term Loan Termination Date” means October 31, 2025, or such later date to which the HTA-1 Term Loan Termination Date may be extended pursuant to Section 2.15. “HTA-2 Term Loans” means as provided in Section 2.01(c). “HTA-2 Term Loan Extension” means as provided in Section 2.15(c). “HTA-2 Term Loan Extension Request” means as provided in Section 2.15(c). “HTA-2 Term Loan Note” means the promissory notes substantially in the form of Exhibit 2.13-4, if any, given to each Lender with a HTA-2 Term Loan to evidence the HTA-2 Term Loans of such Lender, as amended, restated, modified, supplemented, extended, renewed or replaced. “HTA-2 Term Loan Lender” means a Lender with an outstanding HTA-2 Term Loan. “HTA-2 Term Loan Termination Date” means July 20, 2027, or such later date to which the HTA-2 Term Loan Termination Date may be extended pursuant to Section 2.15. “Increase Effective Date” means as provided in Section 2.16(c). “Incremental Increases” means as provided in Section 2.16(a). “Incremental Term Loan” means as provided in Section 2.16(a). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all Funded Debt; (b) all contingent obligations under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep-well agreements and capital maintenance agreements) to the extent such instruments or agreements support financial, rather than performance, obligations; (c) net obligations under any Swap Contract; (d) Support Obligations in respect of Indebtedness of another Person; and (e) Indebtedness of any partnership or joint venture or other similar entity in which such Person is a general partner or joint venturer, and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person for payment thereof. For purposes hereof, the amount of Indebtedness shall be determined based on Swap Termination Value in the case of net obligations under Swap Contracts under clause (c) and based on the outstanding principal amount of the Indebtedness that is the subject of the Support Obligations in the case of Support Obligations under clause (d). “Indemnified Liabilities” means as provided in Section 9.05. -20- LEGAL02/47543734v6

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Indemnitees” means as provided in Section 9.05. “Individual Subsidiary Test” means as provided in the definition of “Material Subsidiaries” in this Section 1.01. “Intangible Assets” means all assets consisting of goodwill, patents, trade names, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets (other than prepaid insurance and prepaid taxes), the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as “intangible assets” in accordance with GAAP, but excluding, for purposes hereof, leasehold intangible assets and fair value adjustments of debt assumed recorded by a Person in connection with such Person’s acquisition of real estate operations in accordance with FASB ASC 805. “Interest Payment Date” means, (a) as to any Base Rate Loan or Daily Simple SOFR Loan, the first Business Day of each month and the Termination Date with respect to the applicable Class of Loans and (b) as to any Term SOFR Loan, the first Business Day of each month, the last Business Day of each Interest Period for such Loan, the date of repayment of principal of such Loan and the applicable Termination Date with respect to the applicable Class of Loans. If an Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date shall be deemed to be the immediately succeeding Business Day. “Interest Period” means, as to any Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, in each case as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation and subject to availability; provided that: (a) the Interest Period shall commence on the date of advance of or conversion to any Term SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period, and no Interest Period shall extend beyond the Termination Date applicable to such Class of Loans; and (d) no tenor that has been removed from this definition pursuant to Section 3.03(c)(iv) shall be available for specification in any Notice of Borrowing or Notice of Conversion/Continuation. “Internal Revenue Code” means the Internal Revenue Code of 1986. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Capital Stock of another Person, (b) a loan, advance or capital contribution to, guaranty or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one -21- LEGAL02/47543734v6 transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by any L/C Issuer and the Borrower (or any Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit. “Joint Book Runners” means WFS and JPMorgan Chase Bank, in their capacities as joint book runners. “JPMorgan Chase Bank” means JPMorgan Chase Bank, N.A., together with its successors. “KPIs” means as provided in Section 9.01(j). “KPI Metrics Amendment” means as provided in Section 9.01(j). “KPI Metrics Applicable Rate Adjustments” means as provided in Section 9.01(j). “KPI Metrics” means as provided in Section 9.01(j). “KPI Metrics Pricing Provisions” means as provided in Section 9.01(j). “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Committed Amount” means as provided in Section 2.03(a). “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “L/C Customary Charges” means as provided in Section 2.09(d)(ii). “L/C Disbursements” means as provided in Section 2.14(b). “L/C Fronting Fee” means as provided in Section 2.09(d)(ii). “L/C Issuer” means each of Wells Fargo and JPMorgan Chase Bank, in their respective capacities as an issuer of Letters of Credit pursuant to Section 2.03. “L/C Issuer Fees” means as provided in Section 2.09(d)(ii). -22- LEGAL02/47543734v6

“L/C Obligations” means, as at any date of determination, the Stated Amount of all outstanding Letters of Credit plus the aggregate unpaid principal amount of all Reimbursement Obligations. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. For all purposes of this Credit Agreement, (i) a Lender (other than a Lender that is the L/C Issuer for the applicable Letter of Credit) shall be deemed to hold an L/C Obligation in an amount equal to its participation interest under Section 2.03 in the related Letter of Credit, and the Lender that is the L/C Issuer for such Letter of Credit shall be deemed to hold an L/C Obligation in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the other Lenders of their participation interests under such Section and (ii) if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Lender” means each of the Persons identified as a “Lender” on the signature pages hereto (and includes the Revolving Lenders and the Term Loan Lenders and, as appropriate, the L/C Issuers) and each Person who joins as a Lender pursuant to the terms hereof, together with their respective successors and assigns. For the avoidance of doubt, the term “Lenders” excludes the Departing Lenders. “Lender-Related Person” means as provided in Section 9.05. “Lending Office” means, as to any Lender, the office or offices of such Lender set forth in such Lender’s Administrative Questionnaire or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means each standby letter of credit issued hereunder. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by a L/C Issuer. “Letter of Credit Collateral Account” means a special deposit account maintained by the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and under the sole dominion and control of the Administrative Agent. “Letter of Credit Fee” means as provided in Section 2.09(d)(i). “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any Capital Lease having substantially the same economic effect as any of the foregoing). “Loan” means any Revolving Loan or any Term Loan and the Base Rate Loans and SOFR Loans comprising such Loans. “Loan Notice” means a notice of (a) a Borrowing of Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Loans, which, if in writing, shall be substantially in the form of Exhibit 2.02. “Master Agreement” means as provided in the definition of “Swap Contract”. -23- LEGAL02/47543734v6

“Material Acquisition” means any Acquisition (whether by direct purchase, merger or otherwise and whether in one or more related transactions) by the Borrower or any Subsidiary in which the purchase price of the assets acquired exceeds an amount equal to 10.0% of consolidated total assets as of the last day of the most recently ended fiscal quarter prior to the consummation of such Acquisition of the Parent for which financial statements are publicly available. “Material Adverse Effect” means a material adverse effect on (i) the financial condition, operations, business, assets or liabilities of the Consolidated Group taken as a whole, (ii) the ability of the Parent, the Borrower or any other Credit Party to perform any material obligation under the Credit Documents, or (iii) the rights and remedies of the Administrative Agent and the Lenders under the Credit Documents. “Material Subsidiary” means any Subsidiary of the Parent or the Borrower with net assets or revenues in excess of 1.5% of the Parent’s consolidated net assets or revenues for the most recently ended quarterly period for which financial statements are available (the “Individual Subsidiary Test”); provided, however, that the aggregate net assets and revenues of the Material Subsidiaries shall equal at least 90% of the Parent’s consolidated net assets and revenues for the most recently ended quarterly period for which financial statements are available. In the event that the aggregate net assets and revenues of Subsidiaries meeting the Individual Subsidiary Test do not equal 90% of the Parent’s consolidated net assets and revenues, then the Subsidiaries that do not meet the Individual Subsidiary Test (starting with the largest Subsidiary based on net assets and revenue and working down in each case to the next largest Subsidiary based on net assets and revenue) that are necessary to make the aggregate net assets and revenues of the Material Subsidiaries equal at least 90% of the net assets and revenues of the Parent for the most recently ended quarterly period for which financial statements are available, shall be included in the definition of Material Subsidiaries. “Maximum Rate” means as provided in Section 9.10. “Mortgage Receivable” means a promissory note secured by a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness of which the Parent, the Borrower or a Subsidiary is the holder and retains the rights of collection of all payments thereunder. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions. “Non-Defaulting Lender” means a Lender that is not a Defaulting Lender. “Notes” means the Revolving Notes, the HTA-1 Term Loan Notes, the HTA-2 Term Loan Notes, the 2022 Term Loan Notes, the HR-1 Term Loan Notes and the HR-2 Term Loan Notes. “Obligations” means, without duplication, (i) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans (ii) all Reimbursement Obligations and other L/C Obligations and (iii) all other advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising including, without limitation, fee and indemnification obligations and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in -24- LEGAL02/47543734v6 such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. For the avoidance of doubt, “Obligations” shall not include any obligations under any Swap Contract. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06(b)). “Outstanding Amount” means (a) with respect to Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans occurring on such date; and (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the amount of the L/C Obligations as of such date. “Parent” means as provided in the recitals hereto. “Participant” means as provided in Section 9.07(d). “Patriot Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment Recipient” has the meaning assigned thereto in Section 8.10(a). “PBGC” means the Pension Benefit Guaranty Corporation. “PCB” means as provided in Section 5.06(b). “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA -25- LEGAL02/47543734v6

Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years. “Person” means an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Internal Revenue Code or Title IV of ERISA, any ERISA Affiliate. “Platform” means as provided in Section 6.01. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Public Lender” means as provided in Section 6.01. “Ratings Service” means any nationally recognized rating agency reasonably acceptable to the Administrative Agent. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any L/C Issuer, as applicable. “Register” means as provided in Section 9.07(c). “Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Reimbursement Obligation” means the absolute, unconditional and irrevocable obligation of the Borrower to reimburse an L/C Issuer for any drawing honored by such L/C Issuer under a Letter of Credit. “REIT” means a real estate investment trust as defined in Sections 856-860 of the Internal Revenue Code. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, counsel, advisors and attorneys-in-fact of such Person and of such Person’s Affiliates. “Release” means as provided in Section 5.06(a). -26- LEGAL02/47543734v6

“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived. “Request for Extension of Credit” means (a) with respect to a Borrowing of Loans or the conversion or continuation of Loans, a Loan Notice and (b) with respect to a L/C Credit Extension, a Letter of Credit Application. “Required Class Lenders” means, as of any date of determination, with respect to any Class of Lenders (other than Required Revolving Lenders), Lenders having more than 50% of the aggregate Commitments of such Class plus the outstanding Loans (if any) of all Lenders of such Class or, if the Commitments of such Class have terminated, holding more than 50% of the aggregate principal amount of the outstanding Loans of such Class; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and (ii) at all times when two or more Lenders that are not Affiliates of one another (excluding Defaulting Lenders) are party to this Credit Agreement, the term “Required Class Lenders” shall in no event mean less than two Lenders in such Class. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of (a) the Aggregate Commitments or, if the Commitments have been terminated or reduced to zero, Lenders holding in the aggregate more than 50% of the Revolving Loans and L/C Obligations and (b) the outstanding principal amount of the Term Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and (ii) at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Credit Agreement, the term “Required Lenders” shall in no event mean less than two Lenders that are not Affiliates of one another. For purposes of this definition, a Lender shall be deemed to hold a L/C Obligation to the extent such Lender has acquired a participation therein under the terms of this Credit Agreement and has not failed to perform its obligations in respect of such participation. “Required Revolving Lenders” means, as of any date of determination, Lenders holding more than 50% of the (a) Aggregate Commitments or (b) if the Commitments have been terminated or reduced to zero, Lenders holding in the aggregate more than 50% of the Revolving Loans and L/C Obligations; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and (ii) at all times when two or more Lenders (excluding Defaulting Lenders) having Commitments are party to this Credit Agreement, the term “Required Revolving Lenders” shall in no event mean less than two Lenders that are not Affiliates of one another having Commitments. For purposes of this definition, a Lender shall be deemed to hold a L/C Obligation to the extent such Lender has acquired a participation therein under the terms of this Credit Agreement and has not failed to perform its obligations in respect of such participation. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, for purposes of certifying or confirming matters related to Organization Documents, incumbency and like matters, the secretary or assistant secretary, and for other purposes, the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, chief accounting officer or other executive officer or senior vice president of a Credit Party. Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively -27- LEGAL02/47543734v6 presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party. “Revolving Committed Amount” means, with respect to each Revolving Lender, the amount of such Revolving Lender’s Commitment. The initial Revolving Committed Amounts are set forth on Schedule 2.01. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s participation in L/C Obligations at such time. “Revolving Credit Increase” means as provided in Section 2.16(a). “Revolving Credit Increase Lender” means as provided in Section 2.16(d). “Revolving Extension” means as provided in Section 2.15(a). “Revolving Extension Request” means as provided in Section 2.15(a). “Revolving Lender” means any Lender holding a Commitment and/or an outstanding Revolving Loan or other Revolving Credit Exposure. “Revolving Loans” means as set forth in Section 2.01. “Revolving Note” means the promissory notes substantially in the form of Exhibit 2.13-1, if any, given to each Lender to evidence the Revolving Loans of such Lender, as amended, restated, modified, supplemented, extended, renewed or replaced. “Revolving Obligations” means the Revolving Loans and the L/C Obligations. “Revolving Termination Date” means July 25, 2029, or such later date to which the Revolving Termination Date may be extended pursuant to Section 2.15. “Sale and Leaseback Transaction” means, with respect to the Parent, the Borrower or any Subsidiary, any arrangement, directly or indirectly, with any person whereby the Parent, the Borrower or such Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Sudan, Syria, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, and the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation, OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in -28- LEGAL02/47543734v6 clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Peron(s). “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority with jurisdiction over any Lender, the Parent, the Borrower, any of the Subsidiaries or any Affiliates of any of the foregoing. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Second HR-1 Extension” means as provided in Section 2.15(d). “Second HTA-1 Extension” means as provided in Section 2.15(b). “Securitization Receivables” means as provided in the definition of “Securitization Transaction”. “Securitization Subsidiary” means as provided in the definition of “Securitization Transaction”. “Securitization Transaction” means any financing or factoring or similar transaction (or series of such transactions) entered by any member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment (the “Securitization Receivables”) to a special purpose subsidiary or affiliate (a “Securitization Subsidiary”) or any other Person. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Adjustment” means, (a) with respect to HR-1 Term Loans, HTA-1 Term Loans and HR-2 Term Loans, a percentage equal to 0.10% per annum and (b) with respect to Revolving Loans, HTA-2 Term Loans and 2022 Term Loans, a percentage equal to 0.00% per annum. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loans” means a Daily Simple SOFR Loan or a Term SOFR Loan. “Solvent” means, with respect to any person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured and (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. -29- LEGAL02/47543734v6

“Specified Affiliate” means any corporation, association or other business entity formed for the purpose of earning income not qualified as “rents from real property” under applicable provisions of the Internal Revenue Code, in which the Parent directly or indirectly owns substantially all of the economic interest, but less than 10% of the voting interests, and the remaining economic and voting interests are subject to restrictions requiring that ownership of such interests be held by officers, directors or employees of the Parent or the Borrower. “SPTs” means as provided in Section 9.01(j). “Stated Amount” means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit; provided, however, with respect to any Letter of Credit that, by its terms or the terms of any application related thereto, provides for one or more automatic increases in the Stated Amount thereof, the Stated Amount of such Letter of Credit shall be deemed to be the maximum Stated Amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum Stated Amount is in effect at such time. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise provided, “Subsidiary” shall refer to a Subsidiary of the Parent. “Subsidiary Guarantor” means any Subsidiary of the Parent which is a Guarantor. “Support Obligations” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Support Obligations shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Support Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. “Sustainability Adjustment Limitations” means as set forth in Section 9.01(j). “Sustainability Linked Loan Principles” means the Sustainability Linked Loan Principles (as published in March, 2025 by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association). -30- LEGAL02/47543734v6

“Sustainability Structuring Agent” means Wells Fargo Securities, LLC as sustainability structuring agent under this agreement, or any successor Sustainability Structuring Agent. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination values determined in accordance therewith, such termination values, and (b) for any date prior to the date referenced in clause (a), the amounts determined as the mark-to-market values for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing arrangement that is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan” means a HTA-1 Term Loan, HTA-2 Term Loan, 2022 Year Term Loan, HR-1 Term Loan, HR-2 Term Loan or any Incremental Term Loan made pursuant to Section 2.16, and as the context may require, “Term Loans” means a HTA-1 Term Loan, HTA-2 Term Loan, 2022 Term Loan, HR-1 Term Loan, HR-2 Term Loan and any Incremental Term Loan made pursuant to Section 2.16. “Term Loan Lender” means any Lender holding a an outstanding Term Loan. “Term SOFR” means, for any calculation, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not -31- LEGAL02/47543734v6

more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means (a) with respect to the Commitment and the Revolving Loans and any other Revolving Credit Exposure, the Revolving Termination Date, (b) with respect to the HTA-1 Term Loans, the HTA-1 Term Loan Termination Date, (c) with respect to the HTA-2 Term Loans, the HTA-2 Term Loan Termination Date, (d) [reserved], (e) with respect to the 2022 Term Loans, the 2022 Term Loan Termination Date, (f) with respect to the HR-1 Term Loans, the HR-1 Term Loan Termination Date, (g) with respect to the HR-2 Term Loans, the HR-2 Term Loan Termination Date and (h) with respect to any other Class of Loans, the “Termination Date” specified for such Class of Loans in the Credit Documents establishing such Class of Loans. “Third HR-1 Extension” means as provided in Section 2.15(d). “Third HTA-1 Extension” means as provided in Section 2.15(b). “Type” means with respect to a Revolving Loan, its character as a Base Rate Loan, a Daily Simple SOFR Loan or a Term SOFR Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Internal Revenue Code for the applicable plan year. “United States” or “U.S.” means the United States of America. “U.S. Bank” means U.S. Bank National Association, together with its successors. -32- LEGAL02/47543734v6

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.02, 2.03, 2.04, 2.06 and 2.07, in each case, such day is also a Business Day. “U.S. Tax Compliance Certificate” means as provided in Section 3.01(g)(ii)(B)(III). “Warrant Transaction” means any call option or warrant on, or right to purchase (or substantively equivalent derivative transaction), the common stock or other common equity interests of the Parent sold by the Parent substantially concurrently with any purchase by the Parent, the Borrower or their respective Subsidiaries of a related Bond Hedge Transaction and settled in common shares of the Parent, cash or a combination thereof. “Wells Fargo” means Wells Fargo Bank, National Association, together with its successors. “WFS” means Wells Fargo Securities, LLC, together with its successors. “Wholly Owned” means, with respect to any direct or indirect Subsidiary of any Person, that 100% of the Capital Stock with ordinary voting power issued by such Subsidiary (other than directors’ qualifying shares and investments by foreign nationals mandated by applicable Law) is beneficially owned, directly or indirectly, by such Person. “Withholding Agent” means (a) the Borrower and (b) the Administrative Agent, as applicable. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Interpretive Provisions. With reference to this Credit Agreement and each other Credit Document, unless otherwise provided herein or in such other Credit Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) (i) The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof. (ii) Unless otherwise provided or required by context, Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears. -33- LEGAL02/47543734v6

(iii) The term “including” is by way of example and not limitation. (iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”. (d) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Credit Document. (e) The word “will” shall be construed to have the same meaning and effect as the word “shall”. (f) Unless the context requires otherwise, (i) any reference to any Person shall be construed to include such Person’s successors and assigns and (ii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. 1.03 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time (including giving effect to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) (collectively “ASC 842”)); provided, however, if the effect of ASC 842 on the financial reporting of the Parent would be material, GAAP shall be applied herein without giving effect to ASC 842 (i) to the extent any lease (or similar arrangement conveying the right to use) would be required to be treated as a Capital Lease thereunder where such lease (or similar arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of the Accounting Standards Codification 842 and (ii) to the extent that any liability relating to a ground lease and the corresponding right of use asset would be required to be listed on the Parent’s balance sheet as a result of Accounting Standards Codification 842; provided, further, that the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Credit Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made in accordance with GAAP and made without giving effect to ASC 842, if applicable, except as otherwise specifically prescribed herein. (b) The Borrower will provide a written summary of changes in GAAP that are material to the Borrower or in the consistent application thereof with each annual and quarterly Compliance Certificate delivered in accordance with Section 6.01(c); provided, however, that the furnishing of filings of the Parent’s quarterly reports on Form 10-Q and annual reports on Form 10-K, as filed with the SEC, shall satisfy this delivery requirement to the extent such summaries, consistent with FASB ASC 235-10, Notes to Financial Statements, are contained in such filings. If at any time any change in GAAP -34- LEGAL02/47543734v6 or in the consistent application thereof would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either the Borrower or the Required Lenders shall object in writing to determining compliance based on such change, then such computations shall continue to be made on a basis consistent with the most recent financial statements delivered pursuant to Section 6.01(a) or (b) as to which no such objection has been made. 1.04 Rounding. Any financial ratios required to be maintained by the Parent and the Borrower pursuant to this Credit Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Credit Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Credit Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. 1.06 Times of Day. Unless otherwise provided, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.07 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Stated Amount of such Letter of Credit in effect at such time. 1.08 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to SOFR, Adjusted Daily Simple SOFR, Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.03(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, SOFR, Adjusted Daily Simple SOFR, Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of SOFR, Adjusted Daily Simple SOFR, Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR, or Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such -35- LEGAL02/47543734v6 transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain SOFR, Adjusted Daily Simple SOFR, Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Credit Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.09 Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. ARTICLE II COMMITMENTS AND EXTENSIONS OF CREDIT 2.01 Borrowings and Commitments. (a) Revolving Loans. Subject to the terms and conditions set forth herein, during the Commitment Period, each Revolving Lender severally agrees to make revolving credit loans in Dollars (the “Revolving Loans”) to the Borrower on any Business Day; provided that after giving effect to any such Revolving Loan, (i) with regard to the Revolving Lenders collectively, the aggregate principal amount of Revolving Obligations shall not exceed ONE BILLION FIVE HUNDRED MILLION AND 00/100 DOLLARS ($1,500,000,000.00) (as such amount may be increased or decreased in accordance with the provisions hereof, the “Aggregate Revolving Committed Amount”), and (ii) with regard to each Lender individually, such Lender’s Credit Percentage of Revolving Obligations shall not exceed its respective Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans, Daily Simple SOFR Loans, Term SOFR Loans or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. (b) HTA-1 Term Loans. The parties hereto acknowledge that certain term loans (the “HTA-1 Term Loans”) were advanced prior to the date hereof and are outstanding under the Existing Credit Agreement. Such term loans shall be continued as, and shall constitute, HTA-1 Term Loans hereunder. The outstanding principal balance of the HTA-1 Term Loans on the Closing Date is TWO HUNDRED SIXTY-EIGHT MILLION SEVEN HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 34/100 DOLLARS ($268,733,333.34) and the amount of each HTA-1 Term Loan Lender’s HTA-1 Term Loans outstanding as of the Closing Date are set forth on Schedule 2.01. Once repaid, the HTA-1 Term Loans cannot be reborrowed. (c) HTA-2 Term Loans. The parties hereto acknowledge that certain term loans (the “HTA-2 Term Loans”) were advanced prior to the date hereof and are outstanding under the Existing Credit Agreement. The outstanding principal balance of the HTA-2 Term Loans on the Closing Date is TWO HUNDRED MILLION AND 00/100 DOLLARS ($200,000,000.00) and the amount of each HTA-2 Term Loan Lender’s HTA-2 Term Loans outstanding as of the Closing Date are set forth on Schedule 2.01. Once repaid, the HTA-2 Term Loans cannot be reborrowed. -36- LEGAL02/47543734v6

(d) [Reserved]. (e) 2022 Term Loans. The parties hereto acknowledge that certain term loans (referenced as the “New 5.5 Year Term Loans” under the Existing Credit Agreement and referred to herein as the “2022 Term Loans”) were advanced prior to the date hereof and are outstanding under the Existing Credit Agreement. The outstanding principal balance of the 2022 Term Loans on the Closing Date is THREE HUNDRED MILLION AND 00/100 DOLLARS ($300,000,000.00) and the amount of each 2022 Term Loan Lender’s 2022 Term Loans outstanding as of the Closing Date are set forth on Schedule 2.01. Once repaid, the 2022 Term Loans cannot be reborrowed. (f) HR-1 Term Loans. The parties hereto acknowledge that certain term loans (the “HR-1 Term Loans”) were advanced prior to the date hereof and are outstanding under the Existing Credit Agreement. The outstanding principal balance of the HR-1 Term Loans on the Closing Date is ONE HUNDRED FIFTY-ONE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($151,375,000.00) and the amount of each HR-1 Term Loan Lender’s HR-1 Term Loans outstanding as of the Closing Date are set forth on Schedule 2.01. Once repaid, the HR-1 Term Loans cannot be reborrowed. (g) HR-2 Term Loans. The parties hereto acknowledge that certain term loans (the “HR-2 Term Loans”) were advanced prior to the date hereof and are outstanding under the Existing Credit Agreement. The outstanding principal balance of the HR-2 Term Loans on the Closing Date is ONE HUNDRED TWENTY-ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($121,500,000.00) and the amount of each HR-2 Term Loan Lender’s HR-2 Term Loans outstanding as of the Closing Date are set forth on Schedule 2.01. Once repaid, the HR-2 Term Loans cannot be reborrowed. 2.02 Borrowings, Conversions and Continuations. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than (i) with respect to Term SOFR Loans, 1:00 p.m. three (3) Business Days prior to, or (ii) with respect to Base Rate Loans and Daily Simple SOFR Loans, 11:00 a.m. on, the requested date of any Borrowing, conversion or continuation of Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Except as provided in Section 2.03(e), each Borrowing, conversion or continuation shall be in a principal amount of (i) with respect to Term SOFR Loans, $2,000,000 or a whole multiple of $1,000,000 in excess thereof or (ii) with respect to Base Rate Loans and Daily Simple SOFR Loans, $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether such request is for a Borrowing, conversion or continuation, (ii) the requested date of such Borrowing, or such conversion or continuation (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed, converted or continued, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice, then the applicable Loans shall be made as Base Rate Loans. If the Borrower fails to select in a timely manner a new Interest Period for any Term SOFR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a Term SOFR Loan with an Interest Period of one (1) month; provided, however that if an Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, convert into a Base Rate Loan notwithstanding the Borrower’s -37- LEGAL02/47543734v6 failure to comply with any of the terms of this Section. If the Borrower requests a Borrowing of, conversion to, or continuation of, Term SOFR Loans in any Loan Notice, but fails to specify an Interest Period, the Interest Period will be deemed to be one (1) month. (b) Following receipt of a Loan Notice with respect to a Borrowing, the Administrative Agent shall promptly notify each Lender of the amount of its Credit Percentage of the applicable Loans, Type and Interest Period, if applicable, of the Loan to be made by such Lender. Each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than (i) with respect to Term SOFR Loans, 3:00 p.m. and (ii) with respect to Base Rate Loans and Daily Simple SOFR Loans, 4:00 p.m., on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Extension of Credit, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with the Disbursement Instruction Agreement. Promptly after receipt of a Loan Notice requesting a conversion or continuation of Loans, the Administrative Agent shall notify each Lender of the proposed conversion or continuation and the terms thereof, including any automatic conversion to a Base Rate Loan or continuation of Term SOFR Loans. (c) Except as otherwise provided herein, without the consent of the Required Lenders, (i) a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan and (ii) any conversion into, or continuation as, a SOFR Loan may be made only if the conditions to Extensions of Credit in Section 4.02 have been satisfied. During the existence of an Event of Default, (i) no Loan may be requested as, converted to or continued as a SOFR Loan and (ii) at the request of the Required Lenders, any outstanding SOFR Loan shall be converted immediately to a Base Rate Loan. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans upon determination of such interest rate. The determination of Adjusted Daily Simple SOFR or Adjusted Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error. (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than twenty (20) Interest Periods in effect. 2.03 Letters of Credit. (a) Letters of Credit. Subject to the terms and conditions of this Credit Agreement, each L/C Issuer, on behalf of the Lenders, agrees to issue for the account of the Borrower (which may be issued in support of obligations of any Subsidiary of the Borrower) during the period from and including the Closing Date to, but excluding, the date 30 days prior to the Revolving Termination Date, one or more standby letters of credit (each a “Letter of Credit”) up to a maximum aggregate Stated Amount at any one time outstanding not to exceed $120,000,000 as such amount may be reduced from time to time in accordance with the terms hereof (the “L/C Committed Amount”); provided, that an L/C Issuer shall not be obligated to issue any Letter of Credit if, after giving effect to such issuance, the aggregate Stated Amount of the outstanding Letters of Credit issued by such L/C Issuer would exceed the lesser of (x) one-half of the L/C Committed Amount and (y) the Commitment of such L/C Issuer in its capacity as a Lender. The parties hereto agree that the Existing Letters of Credit shall be deemed to be Letters of Credit for all purposes of this Credit Agreement. -38- LEGAL02/47543734v6

An L/C Issuer shall not be under any obligation to issue, amend or extend any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing, amending or extending such Letter of Credit, or request that such L/C Issuer refrain from issuing, amending or extending such Letter of Credit, or any law applicable to such L/C Issuer shall prohibit, the issuance, amendment or extension of letters of credit generally or such Letter of Credit in particular, or any such order, judgment or decree, or law shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense that was not applicable on the Closing Date and that such L/C Issuer in good faith deems material to it; or (ii) the issuance, amendment or extension of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally. (b) Terms of Letters of Credit. At the time of issuance, the amount, form, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to approval by the applicable L/C Issuer and the Borrower. Notwithstanding the foregoing, in no event may (i) the expiration date of any Letter of Credit extend beyond the Revolving Termination Date, or (ii) any Letter of Credit have an initial duration in excess of one year; provided, however, a Letter of Credit may contain a provision providing for the automatic extension of the expiration date in the absence of a notice of non-renewal from the applicable L/C Issuer but in no event shall any such provision permit the extension of the expiration date of such Letter of Credit beyond the Revolving Termination Date. Notwithstanding the foregoing, a Letter of Credit may, as a result of its express terms or as the result of the effect of an automatic extension provision, have an expiration date of not more than one year beyond the Revolving Termination Date (any such Letter of Credit being referred to as an “Extended Letter of Credit”) so long as the Borrower delivers to the Administrative Agent for the benefit of the applicable L/C Issuer and the Lenders no later than 30 days prior to the Revolving Termination Date, Cash Collateral for such Letter of Credit for deposit into the Letter of Credit Collateral Account in an amount equal to the Stated Amount of such Letter of Credit; provided, that the obligations of the Borrower under this Section in respect of Extended Letters of Credit shall survive the termination of this Credit Agreement and shall remain in effect until no Extended Letters of Credit remain outstanding. If the Borrower fails to provide Cash Collateral with respect to any Extended Letter of Credit by the date 30 days prior to the Revolving Termination Date, such failure shall be treated as a drawing under such Extended Letter of Credit (in an amount equal to the maximum Stated Amount of such Letter of Credit), which shall be reimbursed (or participations therein funded) by the Lenders in accordance with the immediately following subsections (i) and (j), with the proceeds being utilized to provide Cash Collateral for such Letter of Credit. The initial Stated Amount of each Letter of Credit shall be at least $500,000 (or such lesser amount as may be acceptable to the applicable L/C Issuer, the Administrative Agent and the Borrower). (c) Requests for Issuance of Letters of Credit. The Borrower shall give an L/C Issuer and the Administrative Agent written notice at least five (5) Business Days prior to the requested date of issuance of a Letter of Credit, such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit the proposed (i) initial Stated Amount, (ii) beneficiary, and (iii) expiration date. The Borrower shall also execute and deliver such customary applications and agreements for standby letters of credit, and other forms as requested from time to time by the applicable L/C Issuer. Provided the Borrower has given the notice prescribed by the -39- LEGAL02/47543734v6 first sentence of this subsection and delivered such applications and agreements referred to in the preceding sentence, subject to the other terms and conditions of this Credit Agreement, including the satisfaction of any applicable conditions precedent set forth in Article IV, the applicable L/C Issuer shall issue the requested Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary but in no event shall such L/C Issuer be required to issue the requested Letter of Credit prior to the date five (5) Business Days (or such shorter time period as may be acceptable to the applicable L/C Issuer) following the date on which such L/C Issuer has received all of the items, if any, required to be delivered to it under this subsection. An L/C Issuer shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such L/C Issuer or any Lender to exceed any limits imposed by, any Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. Upon the written request of the Borrower, the applicable L/C Issuer shall deliver to the Borrower a copy of each Letter of Credit issued by it within a reasonable time after the date of issuance thereof. To the extent any term of an Issuer Document is inconsistent with a term of the Credit Agreement, the term of the Credit Agreement shall control. The Borrower shall examine the copy of any Letter of Credit or any amendment to a Letter of Credit that is delivered to it by the applicable L/C Issuer and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly (but in any event, within 10 Business Days after the later of (x) receipt by the beneficiary of such Letter of Credit of the original of, or amendment to, such Letter of Credit, as applicable and (y) receipt by the Borrower of a copy of such Letter of Credit or amendment, as applicable) notify such L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid. (d) Reimbursement Obligations. Upon receipt by an L/C Issuer from the beneficiary of a Letter of Credit of any demand for payment under such Letter of Credit, such L/C Issuer shall promptly notify the Borrower and the Administrative Agent of the amount to be paid by such L/C Issuer as a result of such demand and the date on which payment is to be made by such L/C Issuer to such beneficiary in respect of such demand; provided, however, that an L/C Issuer’s failure to give, or delay in giving, such notice shall not discharge the Borrower in any respect from the applicable Reimbursement Obligation. The Borrower hereby absolutely, unconditionally and irrevocably agrees to pay and reimburse each L/C Issuer for the amount of each demand for payment under each Letter of Credit issued by such L/C Issuer at or prior to the date on which payment is to be made by such L/C Issuer to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind (other than as provided in this subsection). Upon receipt by an L/C Issuer of any payment in respect of any Reimbursement Obligation, such L/C Issuer shall promptly pay to the Administrative Agent for the account of each Lender that has acquired a participation therein under the second sentence of the immediately following subsection (i) such Lender’s Credit Percentage in respect of its Revolving Committed Amount of such payment. (e) Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Borrower shall advise the Administrative Agent and the applicable L/C Issuer whether or not the Borrower intends to borrow hereunder to finance its obligation to reimburse such L/C Issuer for the amount of the related demand for payment and, if it does, the Borrower shall submit a timely request for such borrowing as provided in the applicable provisions of this Credit Agreement. If the Borrower fails to so advise the Administrative Agent and the applicable L/C Issuer, or if the Borrower fails to reimburse the applicable L/C Issuer for a demand for payment under a Letter of Credit by the date of such payment, the failure of which the applicable L/C Issuer shall promptly notify the Administrative Agent, then (i) if the applicable conditions contained in Article IV would permit the making of Revolving Loans, the Borrower shall be deemed to have requested a borrowing of Revolving Loans (which shall be Base Rate Loans) in an amount equal to the unpaid Reimbursement Obligation and the Administrative Agent shall give each Lender prompt notice of the amount of the Revolving Loan to be made available to the Administrative Agent not later than 12:00 noon and (ii) if such conditions would -40- LEGAL02/47543734v6 not permit the making of Revolving Loans, the provisions of subsection (j) of this Section shall apply. The limitations set forth in the second sentence of Section 2.02 shall not apply to any borrowing of Base Rate Loans under this subsection. (f) Effect of Letters of Credit on Commitments. Upon the issuance by an L/C Issuer of a Letter of Credit and until such Letter of Credit shall have expired or been cancelled, the Commitment of each Lender shall be deemed to be utilized for all purposes of this Credit Agreement in an amount equal to the product of (i) such Lender’s Credit Percentage in respect of its Revolving Committed Amount and (ii) the sum of (A) the Stated Amount of such Letter of Credit plus without duplication, (B) any related Reimbursement Obligations then outstanding. (g) L/C Issuers’ Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligations. In examining documents presented in connection with drawings under Letters of Credit and making payments under Letters of Credit issued by an L/C Issuer against such documents, such L/C Issuer shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, none of the L/C Issuers, the Administrative Agent or any of the Lenders shall be responsible for (unless resulting from gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment), and the Borrower’s obligations in respect of Letters of Credit shall not be affected in any manner by, (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, facsimile, electronic mail, telecopy or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit, or of the proceeds of any drawing under any Letter of Credit; or (viii) any consequences arising from causes beyond the control of the L/C Issuers, the Administrative Agent or the Lenders. None of the above shall affect, impair or prevent the vesting of any of the L/C Issuers’, the Administrative Agent’s or any Lender’s rights or powers hereunder. Any action taken or omitted to be taken by an L/C Issuer under or in connection with any Letter of Credit issued by such L/C Issuer, if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, non-appealable judgment), shall not create against such L/C Issuer any liability to the Borrower, the Administrative Agent or any Lender. In this connection, the obligation of the Borrower to reimburse an L/C Issuer for any drawing made under any Letter of Credit issued by such L/C Issuer, and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Credit Agreement and any other applicable Issuer Document under all circumstances whatsoever, including without limitation, the following circumstances: (A) any lack of validity or enforceability of any Issuer Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Issuer Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against such L/C Issuer, any other L/C Issuer, the Administrative Agent, any Lender, any beneficiary of a Letter of Credit or any other Person, whether in -41- LEGAL02/47543734v6 connection with this Credit Agreement, the transactions contemplated hereby or in the Issuer Documents or any unrelated transaction; (D) any breach of contract or dispute between the Borrower, such L/C Issuer, any other L/C Issuer, the Administrative Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non-application or misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such Letter of Credit; (G) payment by such L/C Issuer under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Borrower’s Reimbursement Obligations. Notwithstanding anything to the contrary contained in this Section or Section 9.05, but not in limitation of the Borrower’s unconditional obligation to reimburse an L/C Issuer for any drawing made under a Letter of Credit as provided in this Section and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), the Borrower shall have no obligation to indemnify the Administrative Agent, an L/C Issuer or any Lender in respect of any liability incurred by the Administrative Agent, an L/C Issuer or such Lender arising solely out of the gross negligence or willful misconduct of the Administrative Agent, such L/C Issuer or such Lender in respect of a Letter of Credit as determined by a court of competent jurisdiction in a final, non-appealable judgment. Except as otherwise provided in this Section, nothing in this Section shall affect any rights the Borrower may have with respect to the gross negligence or willful misconduct of the Administrative Agent, an L/C Issuer or any Lender with respect to any Letter of Credit. (h) Amendments, Etc. The issuance by an L/C Issuer of any amendment, supplement or other modification to any Letter of Credit issued by such L/C Issuer shall be subject to the same conditions applicable under this Credit Agreement to the issuance of new Letters of Credit (including, without limitation, that the request therefor be made through the applicable L/C Issuer and the Administrative Agent), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Administrative Agent and the applicable Lenders, if any, required by Section 9.01 shall have consented thereto. In connection with any such amendment, supplement or other modification, the Borrower shall pay the fees, if any, payable under Section 2.09(d)(ii)(B). (i) Lenders’ Participation in Letters of Credit. Immediately upon (i) the Closing Date with respect to all Existing Letters of Credit and (ii) the date of issuance by an L/C Issuer of any Letter of Credit, each Lender shall be deemed to have absolutely, irrevocably and unconditionally purchased and received from the applicable L/C Issuer, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Credit Percentage in respect of its Revolving Committed Amount of the liability of such L/C Issuer with respect to such Letter of Credit and each Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to such L/C Issuer to pay and discharge when due, to the extent and in the manner set forth in the immediately following subsection (j) below, such Lender’s Credit Percentage in respect of its Revolving Committed Amount of such L/C Issuer’s liability under such Letter of Credit. In addition, upon the making of each payment by a Lender to the Administrative Agent for the account of an L/C Issuer in respect of any Letter of Credit issued by it pursuant to the immediately following subsection (j), such Lender shall, automatically and without any further action on the part of such L/C Issuer, the Administrative Agent or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such L/C Issuer by the Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Lender’s Credit Percentage in respect of its Revolving Committed Amount in any interest or other amounts payable by the Borrower in respect -42- LEGAL02/47543734v6 of such Reimbursement Obligation (other than the Fees payable to such L/C Issuer pursuant to Section 2.09(d)(ii)). (j) Payment Obligation of Lenders. Each Lender severally agrees to pay to the Administrative Agent, for the account of each L/C Issuer, on written demand in immediately available funds in Dollars the amount of such Lender’s Credit Percentage in respect of its Revolving Committed Amount of each drawing paid by such L/C Issuer under each Letter of Credit issued by it to the extent such amount is not reimbursed by the Borrower pursuant to the immediately preceding subsection (d); provided, however, that in respect of any drawing under any Letter of Credit, the maximum amount that any Lender shall be required to fund, whether as a Revolving Loan or as a participation, shall not exceed such Lender’s Credit Percentage in respect of its Revolving Committed Amount of such drawing except as otherwise provided in Section 2.14(d). If the notice referenced in the second sentence of Section 2.03(e) is received by a Lender not later than 12:00 noon, then such Lender shall make such payment available to the Administrative Agent not later than 2:00 p.m. on the date of demand therefor; otherwise, such payment shall be made available to the Administrative Agent not later than 12:00 noon on the next succeeding Business Day. Each Lender’s obligation to make such payments to the Administrative Agent under this subsection, and the Administrative Agent’s right to receive the same for the account of the applicable L/C Issuer, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any other Credit Party, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 7.01(g) or (h), (iv) the termination of the Commitments or (v) the delivery of Cash Collateral in respect of any Extended Letter of Credit. Each such payment to the Administrative Agent for the account of the applicable L/C Issuer shall be made without any offset, abatement, withholding or deduction whatsoever. (k) Information to Lenders. Promptly following any change in Letters of Credit outstanding, the applicable L/C Issuer shall deliver to the Administrative Agent, which shall promptly deliver the same to each Lender and the Borrower, a notice describing the aggregate amount of all Letters of Credit issued by such L/C Issuer outstanding at such time. Upon the request of the Administrative Agent from time to time, an L/C Issuer shall promptly deliver any other information reasonably requested by the Administrative Agent (or a Lender through the Administrative Agent) with respect to such Letters of Credit then outstanding. Other than as set forth in this subsection, the L/C Issuers and the Administrative Agent shall have no duty to notify the Lenders regarding the issuance or other matters regarding Letters of Credit issued hereunder. The failure of any L/C Issuer or the Administrative Agent to perform its requirements under this subsection shall not relieve any Lender from its obligations under the immediately preceding subsection (j). (l) Extended Letters of Credit. Each Lender confirms that its obligations under the immediately preceding subsections (i) and (j) shall be reinstated in full and apply if the delivery of any Cash Collateral in respect of an Extended Letter of Credit is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise. 2.04 [Reserved]. 2.05 Repayment of Loans. (a) Revolving Loans. The Borrower shall repay to the Lenders on the Revolving Termination Date the aggregate principal amount of Revolving Loans outstanding on such date. -43- LEGAL02/47543734v6

(b) [Reserved]. (c) Term Loans. The Borrower shall repay to the Term Loan Lenders in a Class on the applicable Termination Date for such Class the aggregate principal amount of Term Loans of such Class outstanding on such date. No scheduled payments on the principal amount of the Term Loans shall be required prior to the applicable Termination Date for each such Class of Term Loans. 2.06 Prepayments. (a) Voluntary Prepayments. The Loans (subject to clauses (b) and (c) below) may be repaid in whole or in part without premium or penalty (except, in the case of Loans other than Base Rate Loans and Daily Simple SOFR Loans, amounts payable pursuant to Section 3.05); provided that (A) notice thereof must be received by the Administrative Agent by (I) 1:00 p.m. at least three (3) Business Days prior to the date of prepayment with respect to Term SOFR Loans, (II) 1:00 p.m. at least one (1) Business Day prior to the date of prepayment with respect to Base Rate Loans and (III) noon on the date of prepayment with respect to Daily Simple SOFR Loans, and (B) any such prepayment shall be in the same minimum amounts as provided for Borrowings in Section 2.02(a), or, in each case, the entire remaining principal amount thereof, if less. Each such notice of voluntary repayment hereunder shall be irrevocable and shall specify the date and amount of prepayment and the Loans and Types of Loans which are to be prepaid; provided, that such notice of repayment (i) in connection with a refinancing of the entire outstanding principal amount of, and all accrued but unpaid interest on, the Loans may be contingent upon the closing of such refinancing; or (ii) may state that it is conditioned upon such other specified transaction, in which case such notice may be revoked by the Borrower by written notice to the Administrative Agent prior to the specified due date of such prepayment. The Administrative Agent will give prompt notice to the applicable Lenders of any prepayment on the Loans and the Lender’s interest therein. Prepayments of SOFR Loans hereunder shall be accompanied by accrued interest thereon and prepayments of Term SOFR Loans hereunder shall be accompanied by breakage amounts, if any, under Section 3.05. (b) Mandatory Prepayments on Revolving Obligations. If at any time (i) the aggregate principal amount of Revolving Obligations shall exceed the Aggregate Revolving Committed Amount, or (ii) the aggregate principal amount of L/C Obligations shall exceed the L/C Committed Amount, the Borrower shall immediately prepay the Revolving Loans and/or provide Cash Collateral to the L/C Obligations in an amount equal to such excess; provided, however, that Cash Collateral will not be provided to the L/C Obligations hereunder until the Revolving Loans have been paid to or below the Aggregate Revolving Committed Amount. Such prepayments will not serve to reduce the Aggregate Revolving Committed Amount or L/C Committed Amount. (c) Application. Within each Loan, prepayments will be applied first ratably to Base Rate Loans and Daily Simple SOFR Loans, then ratably to Term SOFR Loans. In addition: (i) Voluntary Prepayments. Voluntary prepayments shall be applied as specified by the Borrower. Voluntary prepayments on the Revolving Obligations will be paid by the Administrative Agent to the Lenders ratably in accordance with Section 2.18 (except for Defaulting Lenders where their share will be held as provided in Section 2.14 hereof). (ii) Mandatory Prepayments. Amounts paid under the preceding subsection (b) shall be applied to pay all amounts of principal outstanding on the Loans and any Reimbursement Obligations pro rata in accordance with Section 2.18 and if any Letters of Credit are outstanding at such time, the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations. If the Borrower is required to pay any -44- LEGAL02/47543734v6 outstanding Term SOFR Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 3.05. 2.07 Termination or Reduction of Commitments. The Commitments hereunder may be permanently reduced in whole or in part by notice from the Borrower to the Administrative Agent; provided that (a) any such notice thereof must be received by 11:00 a.m. at least five (5) Business Days prior to the date of reduction or termination; (b) any such prepayment shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof; and (c) the Commitments may not be reduced to an amount less than the Revolving Obligations then outstanding. The Administrative Agent will give prompt notice to the applicable Lenders of any such reduction in such Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Revolving Lender according to its Credit Percentage thereof. All applicable commitment or other fees accrued until the effective date of any reduction or termination of the Aggregate Commitments shall be paid on the effective date of such reduction or termination. 2.08 Interest. (a) Subject to the provisions of clause (b) below, (i) each Class of Loans that is a Term SOFR Loan shall bear interest on the outstanding principal amount thereof for the Interest Period at a rate per annum equal to Adjusted Term SOFR for such Interest Period plus the Applicable Percentage for such Class of Loans; (ii) each Class of Loans that is a Daily Simple SOFR Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to Adjusted Daily Simple SOFR for such Interest Period plus the Applicable Percentage for such Class of Loans; and (iii) each Class of Loans that is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing or conversion date at a rate per annum equal to the Base Rate plus the Applicable Percentage for such Class of Loans. (b) (i) If any amount payable by the Borrower under any Credit Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. (ii) After the occurrence and during the continuance of an Event of Default under Section 7.01(a), (g) or (h), the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. (iii) After the occurrence and during the continuance of an Event of Default other than under Section 7.01(a), (g) or (h), upon the request of the Required Lenders, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. -45- LEGAL02/47543734v6

2.09 Fees. (a) Facility Fee. From and after the Closing Date, the Borrower agrees to pay the Administrative Agent for the ratable benefit of the Revolving Lenders (other than a Defaulting Lender which shall be dealt with as provided in Section 2.14 hereof) a commitment fee (the “Facility Fee”) for each calendar quarter, prorated for partial quarters, in an amount equal to the amount denoted under the heading “Facility Fee” as set forth in the definition of “Applicable Percentage” herein multiplied by the actual daily amount of the Aggregate Commitments regardless of usage. The Facility Fee shall accrue at all times during the Commitment Period (and thereafter so long as Revolving Obligations shall remain outstanding (other than regarding Letters of Credit supported by Cash Collateral as set forth herein)), including periods during which the conditions to Extensions of Credit in Section 4.02 may not be met, and shall be payable quarterly in arrears on the first Business Day of each of April, July, October and January, commencing with the first such date to occur after the Closing Date, and on the Revolving Termination Date (and, if applicable, thereafter on demand). The Administrative Agent shall distribute the Facility Fee to the Revolving Lenders pro rata in accordance with the respective Commitments of the Revolving Lenders. (b) [Reserved]. (c) Upfront and Other Fees. The Borrower agrees to pay to (i) the Administrative Agent for the benefit of the Lenders the upfront and other fees provided in the Fee Letters and (ii) the Sustainability Structuring Agent such fees (if any) as may be otherwise agreed to in writing by the Borrower and the Sustainability Structuring Agent from time to time. (d) Letter of Credit Fees. (i) Letter of Credit Fee. The Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders (other than a Defaulting Lender which shall be dealt with as provided in Section 2.14 hereof) a fee (the “Letter of Credit Fee”) equal to the Applicable Percentage for SOFR Loans that are Revolving Loans per annum times the daily maximum amount available to be drawn under each such Letter of Credit (whether or not such maximum amount is then in effect under such Letters of Credit) from the date of issuance to the date such Letter of Credit either expires or terminates. The Letter of Credit Fee shall be computed on a quarterly basis in arrears and shall be payable quarterly in arrears on the first Business Day of each of April, July, October and January, commencing on the first such date to occur after the Closing Date, and on the date such Letter of Credit either expires or terminates (and, if applicable, thereafter on demand). (ii) L/C Issuer Fees. In addition to the Letter of Credit Fee, the Borrower agrees to pay to each L/C Issuer for its own account without sharing by the other Lenders (A) a fronting fee (the “L/C Fronting Fee”) of 0.125% the amount of each Letter of Credit issued by such L/C Issuer (but in no event shall the amount of such fee in respect of any Letter of Credit be less than $500), and (B) customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer (“L/C Customary Charges”; together with the L/C Fronting Fee, the “L/C Issuer Fees”) with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit. The L/C Fronting Fee shall be due and payable in full on the date of issuance of such Letter of Credit. The L/C Customary Charges are due and payable on demand and are nonrefundable. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. -46- LEGAL02/47543734v6

(e) Administrative Agent’s Fees. The Borrower agrees to pay the Administrative Agent and each Arranger or other Lender such fees as provided in the Fee Letters or as may be otherwise agreed by the Administrative Agent and the Borrower from time to time. (f) Extension Fees. (i) Revolving Facility. If the Borrower exercises its right to extend the Revolving Termination Date in accordance with Section 2.15(a), the Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender, a fee equal to 0.0625% of the amount of such Lender’s Revolving Committed Amount (whether or not utilized) as of the effective date of the Revolving Credit Extension payable in connection with each such Revolving Credit Extension. Each such applicable fee shall be due and payable in full on the effective date of the applicable Revolving Credit Extension. (ii) HTA-1 Term Loan Facility. If the Borrower exercises its right to extend the HTA-1 Term Loan Termination Date in accordance with Section 2.15(b), the Borrower agrees to pay to the Administrative Agent for the account of each HTA-1 Term Loan Lender, (i) for the exercise of the First HTA-1 Extension, a fee equal to 0.030% of the outstanding principal amount of such Lender’s HTA-1 Term Loans on the effective date of the First HTA-1 Extension, (ii) for the exercise of the Second HTA-1 Extension, a fee equal to 0.095% of the outstanding principal amount of such Lender’s HTA-1 Term Loans on the effective date of such Second HTA-1 Extension and (iii) for the exercise of each of the Third HTA-1 Extension and the Fourth HTA-1 Extension, a fee equal to 0.0625% of the outstanding principal amount of such Lender’s HTA-1 Term Loans on the applicable effective date of each such HTA-1 Term Loan Extension. Each such applicable fee shall be due and payable in full on the effective date of the applicable HTA-1 Term Loan Extension. (iii) HTA-2 Term Loan Facility. If the Borrower exercises its right to extend the HTA-2 Term Loan Termination Date in accordance with Section 2.15(c), the Borrower agrees to pay to the Administrative Agent for the account of each HTA-2 Term Loan Lender, a fee equal to 0.125% of the amount of such Lender’s HTA-2 Term Loans on the effective date of each such HTA-2 Term Loan Extension. Each such applicable fee shall be due and payable in full on the effective date of the applicable HTA-2 Term Loan Extension. (iv) HR-1 Term Loan Facility. If the Borrower exercises its right to extend the HR-1 Term Loan Termination Date in accordance with Section 2.15(d), the Borrower agrees to pay to the Administrative Agent for the account of each HR-1 Term Loan Lender, (i) for the exercise of the First HR-1 Extension, a fee equal to 0.045% of the outstanding principal amount of such Lender’s HR-1 Term Loans on the effective date of such HR-1 Term Loan Extension, and (ii) for the exercise of each of the Second HR-1 Extension and the Third HR-1 Extension, a fee equal to 0.0625% of the outstanding principal amount of such Lender’s HR-1 Term Loans on the effective date of each such HR-1 Term Loan Extension. Each such applicable fee shall be due and payable in full on the effective date of the applicable HR-1 Term Loan Extension. (v) HR-2 Term Loan Facility. If the Borrower exercises its right to extend the HR-2 Term Loan Termination Date in accordance with Section 2.15(e), the Borrower agrees to pay to the Administrative Agent for the account of each HR-2 Term Loan Lender, a fee equal to 0.0625% of the outstanding principal amount of such Lender’s HR-2 Term Loans on the effective date of each such HR-2 Term Loan Extension. Each such applicable fee shall be due and payable in full on the effective date of the applicable HR-2 Term Loan Extension. -47- LEGAL02/47543734v6

(vi) 2022 Term Loan Facility. If the Borrower exercises its right to extend the 2022 Term Loan Termination Date in accordance with Section 2.15(f), the Borrower agrees to pay to the Administrative Agent for the account of each 2022 Term Loan Lender, a fee equal to 0.125% of the amount of such Lender’s 2022 Term Loans on the effective date of the 2022 Term Loan Extension. Such fee shall be due and payable in full on the effective date of the 2022 Term Loan Extension. (g) Other Fees. The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees. All computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one day. 2.11 Payments Generally; Administrative Agent’s Clawback. (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or set-off. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Credit Percentage of the applicable Class (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 4:00 p.m. shall be deemed received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) Subject to the definition of “Interest Period,” if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (c) (i) Funding by Lenders; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans or Daily Simple SOFR Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans and Daily Simple SOFR Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such -48- LEGAL02/47543734v6 corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. A notice from the Administrative Agent of amounts owing under this subsection shall be conclusive absent manifest error. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuers hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuers, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice from the Administrative Agent of amounts owing under this subsection shall be conclusive absent manifest error. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Extension of Credit set forth in Section 4.02 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 8.09 are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 8.09 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 8.09. (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. -49- LEGAL02/47543734v6

(g) If at any time insufficient funds are received by or are available to the Administrative Agent to pay fully all amounts of principal, Reimbursement Obligations, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and Reimbursement Obligations then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and Reimbursement Obligations then due to such parties. 2.12 Sharing of Payments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Credit Agreement, (B) [reserved], (C) any amounts applied to L/C Obligations by the L/C Issuer from Cash Collateral provided under Section 2.14, or (D) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to any assignee or participant, other than to the Parent, the Borrower, any Subsidiary or any Affiliate of any of the foregoing (as to which the provisions of this Section shall apply). The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 9.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Credit Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. -50- LEGAL02/47543734v6

2.13 Evidence of Debt. (a) The Extensions of Credit made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. The Borrower shall execute and deliver to the Administrative Agent a Note for each Lender that requests a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in clause (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.14 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Credit Agreement shall be restricted as set forth in the definition of Required Lenders, Required Class Lenders, Required Revolving Lenders and in Section 9.01. (b) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.09 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with subsection (e) below; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Credit Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Credit Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Credit Agreement, in accordance with subsection (e) below; sixth, to the payment of any amounts owing to the Lenders or the L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained -51- LEGAL02/47543734v6 by any Lender or the L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement or under any other Credit Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or amounts owing by such Defaulting Lender in respect of Section 2.03(j) in respect of Letters of Credit (such amounts, “L/C Disbursements”) in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with their respective Credit Percentages (determined (1) assuming each Term Loan Lender had funded all of its Term Loans in full and (2) without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (c) Certain Fees. (i) No Defaulting Lender shall be entitled to receive any Fee payable under Sections 2.09(a) or 2.09(b) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (ii) Each Defaulting Lender shall be entitled to receive any Fee payable under Section 2.09(d)(i) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Credit Percentage in respect of its Revolving Committed Amount of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e). (iii) With respect to any Fee not required to be paid to any Defaulting Lender pursuant to the immediately preceding clause (ii), the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to the immediately following subsection (d), (y) pay to the L/C Issuer the amount of any such Fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such Fee. (d) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Credit Percentages in respect of their Revolving Committed Amounts (determined without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 9.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a -52- LEGAL02/47543734v6

Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (e) Cash Collateral. (i) If the reallocation described in the immediately preceding subsection (d) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in this subsection. (ii) At any time that there shall exist a Defaulting Lender, within 1 Business Day following the written request of the Administrative Agent or any L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize such L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to the immediately preceding subsection (d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such L/C Issuer with respect to Letters of Credit issued and outstanding at such time. (iii) The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of the L/C Issuers, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of L/C Obligations, to be applied pursuant to the immediately following clause (iv). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the L/C Issuers as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposure of the L/C Issuers with respect to Letters of Credit issued and outstanding at such time, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (iv) Notwithstanding anything to the contrary contained in this Credit Agreement, Cash Collateral provided under this Section in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (v) Cash Collateral (or the appropriate portion thereof) provided to reduce the L/C Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this subsection following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (y) the determination by the Administrative Agent and the L/C Issuers that there exists excess Cash Collateral; provided that, subject to the immediately preceding subsection (b), the Person providing Cash Collateral and the L/C Issuers may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Credit Documents. (f) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify -53- LEGAL02/47543734v6 the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase, subject to any amounts owed pursuant to Section 3.05, at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Lenders in accordance with their respective Credit Percentages in respect of their Revolving Committed Amount (determined (1) assuming each Term Loan Lender had funded all of its Term Loans in full and (2) without giving effect to the immediately preceding subsection (d)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (g) New Letters of Credit. So long as any Lender is a Defaulting Lender, the L/C Issuers shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (h) Purchase of Defaulting Lender’s Commitment/Loans. During any period that a Lender is a Defaulting Lender, the Borrower may, by the Borrower giving written notice thereof to the Administrative Agent, such Defaulting Lender and the other Lenders, demand that such Defaulting Lender assign its Commitment and Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 3.06. No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. In addition, any Lender which is not a Defaulting Lender may, but shall not be obligated, in its sole discretion, to acquire the face amount of all or a portion of such Defaulting Lender’s Commitment and Loans via an assignment subject to and in accordance with the provisions of Section 9.07. In connection with any such assignment, such Defaulting Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption and, notwithstanding Section 9.07, shall pay to the Administrative Agent an assignment fee in the amount of $7,500. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent or any of the Lenders. 2.15 Extensions of Termination Date. (a) Extensions of Revolving Termination Date. The Borrower shall have the right, exercisable two times, to extend the current Revolving Termination Date by six (6) months in the case of each such extension (each such extension, a “Revolving Credit Extension”). The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 90 days prior to the current Revolving Termination Date, a written request for such extension (a “Revolving Extension Request”). The Administrative Agent shall notify the applicable Lenders if it receives a Revolving Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Revolving Termination Date shall be extended for six months effective upon receipt by the Administrative Agent of the Revolving Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and -54- LEGAL02/47543734v6 warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(f)(i) in respect of each applicable Revolving Extension Request. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y). (b) Extensions of HTA-1 Term Loan Termination Date. The Borrower shall have the right, exercisable four times, to extend the current HTA-1 Term Loan Termination Date by (i) first, by three (3) months (the “First HTA-1 Extension”), (ii) then, by nine (9) months (the “Second HTA-1 Extension”), (iii) then, by six (6) months (the “Third HTA-1 Extension” and (iv) then, by six (6) months (the “Fourth HTA-1 Extension” and, together with the First HTA-1 Extension, the Second HTA-1 Extension and the Third HTA-1 Extension, each a “HTA-1 Term Loan Extension”). If any immediately preceding HTA-1 Term Loan Extension does not occur for any reason, any following HTA-1 Term Loan Extensions shall no longer be applicable. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 90 days prior to the current HTA-1 Term Loan Termination Date, a written request for such extension (a “HTA-1 Term Loan Extension Request”). The Administrative Agent shall notify the applicable Lenders if it receives an HTA-1 Term Loan Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the then applicable HTA-1 Term Loan Termination Date shall be extended for three months, in the case of the First HTA-1 Extension, for nine months, in the case of the Second HTA-1 Extension and for six months, in the case of each of the Third HTA-1 Extension and the Fourth HTA-1 Extension, effective upon receipt by the Administrative Agent of the HTA-1 Term Loan Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(f)(ii) in respect of each applicable HTA-1 Term Loan Extension Request. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y). (c) Extensions of HTA-2 Term Loan Termination Date. The Borrower shall have the right, exercisable two times, to extend the current HTA-2 Term Loan Termination Date by twelve (12) months in the case of each such extension (each such extension, a “HTA-2 Term Loan Extension”). The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 90 days prior to the current HTA-2 Term Loan Termination Date, a written request for such extension (a “HTA-2 Term Loan Extension Request”). The Administrative Agent shall notify the applicable Lenders if it receives a HTA-2 Term Loan Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the HTA-2 Term Loan Termination Date shall be extended for twelve months effective upon receipt by the Administrative Agent of the HTA-2 -55- LEGAL02/47543734v6

Term Loan Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(f)(iii) in respect of each applicable HTA-2 Term Loan Extension Request. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y). (d) Extensions of HR-1 Term Loan Termination Date. The Borrower shall have the right, exercisable three times, to extend the current HR-1 Term Loan Termination Date (i) first, by four (4) months (the “First HR-1 Extension”), (ii) then, by six (6) months (“Second HR-1 Extension”) and (iii) then, by six (6) months (the “Third HR-1 Extension” and, together with the First HR-1 Extension and the Second HR-1 Extension, each a “HR-1 Term Loan Extension”). If any immediately preceding HR-1 Term Loan Extension does not occur for any reason, any following HR-1 Term Loan Extensions shall no longer be applicable. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 90 days prior to the current HR-1 Term Loan Termination Date, a written request for such extension (a “HR-1 Term Loan Extension Request”). The Administrative Agent shall notify the applicable Lenders if it receives an HR-1 Term Loan Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the then applicable HR-1 Term Loan Termination Date shall be extended for four months, in the case of the First HR-1 Extension, and for six months, in the case of each of the Second HR-Extension and the Third HR-1 Extension, effective upon receipt by the Administrative Agent of the HR-1 Term Loan Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(f)(iv) in respect of each applicable HR-1 Term Loan Extension Request. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y). (e) Extensions of HR-2 Term Loan Termination Date. The Borrower shall have the right, exercisable two times, to extend the current HR-2 Term Loan Termination Date by six (6) months in the case of each such extension (each such extension, a “HR-2 Term Loan Extension”). The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not -56- LEGAL02/47543734v6 more than 90 days prior to the current HR-2 Term Loan Termination Date, a written request for such extension (a “HR-2 Term Loan Extension Request”). The Administrative Agent shall notify the applicable Lenders if it receives a HR-2 Term Loan Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the HR-2 Term Loan Termination Date shall be extended for six months effective upon receipt by the Administrative Agent of the HR-2 Term Loan Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(f)(v) in respect of each applicable HR-2 Term Loan Extension Request. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y). (f) Extension of 2022 Term Loan Termination Date. The Borrower shall have the right, exercisable one time, to extend the current 2022 Term Loan Termination Date by twelve (12) months (a “2022 Term Loan Extension”). The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 90 days prior to the then current 2022 Term Loan Termination Date, a written request for such extension (a “2022 Term Loan Extension Request”). The Administrative Agent shall notify the applicable Lenders if it receives a 2022 Term Loan Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the 2022 Term Loan Termination Date shall be extended for twelve months effective upon receipt by the Administrative Agent of the 2022 Term Loan Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(f)(vi) in respect of each applicable 2022 Term Loan Extension Request. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y). 2.16 Increase in Commitments. (a) Request for Increase. The Borrower may from time to time, request by notice to the Administrative Agent (x) an increase in the amount of the Aggregate Commitments (each, a “Revolving Credit Increase”) or (y) an increase in the amount of the HTA-1 Term Loans, the HTA-2 -57- LEGAL02/47543734v6

Term Loans, the 2022 Term Loans, the HR-1 Term Loans, the HR-2 Term Loans, or one or more new term loan tranches (each, an “Incremental Term Loan”; each Incremental Term Loan and each Revolving Credit Increase, collectively, referred to as the “Incremental Increases”); provided that (i) the principal amount for all such Incremental Increases in the aggregate since the Closing Date (including the then requested Incremental Increase) shall not exceed $1,000,000,000, (ii) any such request for an Incremental Increase shall be in a minimum amount of $10,000,000 (or a lesser amount in the event such amount represents all remaining availability under this Section), (iii) no Revolving Credit Increase shall increase the L/C Committed Amount without the consent of each L/C Issuer, (iv) no Incremental Term Loan that is a separate tranche shall mature earlier than the latest Termination Date, (v) the terms of each Revolving Credit Increase or Incremental Term Loan that is an increase to an existing tranche of Term Loans shall be identical to those of the Revolving Loans or such applicable Term Loan, as applicable, and (vi) each Incremental Increase (x) shall constitute Obligations hereunder, (y) shall have the same borrower and guarantors as the existing Revolving Loans or existing Term Loans, as applicable, and be guaranteed pursuant to the Guaranties on a pari passu basis with the other Obligations hereunder and (z) will rank pari passu in right of payment and with respect to security (if any) with the existing Revolving Loans and the existing Term Loans. (b) Process for Increase. Incremental Increases may be (but shall not be required to be) provided by any existing Lender, in each case on terms permitted in this Section and otherwise on terms reasonably acceptable to the Administrative Agent, or by any other Person that qualifies as an Eligible Assignee (each such other Person, an “Additional Lender”) pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent; provided that (i) the Administrative Agent shall have consented (in each case, such consent not to be unreasonably withheld) to each such Lender or proposed Additional Lender providing such Incremental Increase and (ii) in the case of any Revolving Credit Increase and the L/C Issuers shall have consented (in each case, such consent not to be unreasonably withheld) to each such Lender or proposed Additional Lender providing such Revolving Credit Increase if such consent by the L/C Issuers would be required under Section 9.07 for an assignment of Revolving Loans or Commitments to such Lender or proposed Additional Lender. No Lender shall have any obligation to (i) increase its Commitment, (ii) increase its HTA-1 Term Loans, HTA-2 Term Loans, 2022 Term Loans, the HR-1 Term Loans or the HR-2 Term Loans, or (iii) participate in an Incremental Term Loan, as the case may be, and no consent of any Lender, other than the Lenders agreeing to provide any portion of an Incremental Increase, shall be required to effectuate such Incremental Increase. (c) Effective Date and Allocations. The Administrative Agent and the Borrower shall determine the effective date of any Incremental Increase (the “Increase Effective Date”) and the final allocations therefor. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such Incremental Increase and the Increase Effective Date. (d) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Credit Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Credit Party (i) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such Incremental Increase, (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Credit Documents are true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section, the representations and warranties contained in subsections (a) and (b) of Section 5.19 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, -58- LEGAL02/47543734v6

(B) no Default or Event of Default exists and is continuing and (C) the Borrower and its Subsidiaries are in pro forma compliance with each of the financial covenants contained in Section 6.16. To the extent that any Incremental Increase shall take the form of an Incremental Term Loan, this Credit Agreement shall be amended (without the need to obtain the consent of any Lender or the L/C Issuers other than the Lenders providing such Incremental Term Loans), in form and substance satisfactory to the Administrative Agent, to include such terms as are customary for a term loan commitment, including mandatory prepayments, assignments and voting provisions; provided that the covenants, defaults and similar non-economic provisions applicable to any Incremental Term Loan (i) shall be substantially similar to the terms of the then existing Credit Documents and shall be no more restrictive than the corresponding terms set forth in the then existing Credit Documents without the express written consent of the Administrative Agent and the Required Revolving Lenders and (ii) shall not contravene any of the terms of the then existing Credit Documents. Each Revolving Credit Increase shall have the same terms as the outstanding Revolving Loans and be part of the existing revolving credit facilities hereunder. Upon each Revolving Credit Increase (x) each Lender having a Commitment immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Credit Increase (each, a “Revolving Credit Increase Lender”) in respect of such increase, and each such Revolving Credit Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit will equal each Lender’s Credit Percentage in respect of its Revolving Committed Amount (after giving effect to such increase in the Commitments) and (y) if, on the date of such increase there are any Revolving Loans outstanding, such Revolving Loans shall, on or prior to the effectiveness of such Revolving Credit Increase, be prepaid from the proceeds of additional Revolving Loans made hereunder (reflecting such increase in Commitments), which prepayment shall be accompanied by any amounts required to be paid pursuant to Section 3.05 to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Credit Percentages arising from such Revolving Credit Increase. (e) Conflicting Provisions. This Section shall supersede any provisions in Section 2.12 or 9.01 to the contrary. 2.17 Expiration Date of Letters of Credit Past Revolving Termination Date. If on the date the Commitments are terminated or reduced to zero (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise) there are any Letters of Credit outstanding hereunder and the aggregate Stated Amount of such Letters of Credit exceeds the balance of available funds on deposit in the Letter of Credit Collateral Account, then the Borrower shall, on such date, pay to the Administrative Agent, for its benefit and the benefit of the Lenders and the L/C Issuers, for deposit into the Letter of Credit Collateral Account, an amount of money equal to the amount of such excess. 2.18 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Sections 2.01 and 2.03(e) shall be made from the applicable Lenders in such Class, each payment of the fees under Sections 2.09(a), 2.09(b), the first sentence of 2.09(d)(i), and 2.09(f) shall be made for the account of the applicable Lenders in such Class, and each termination or reduction of the amount of any Commitments under Section 2.07 of a given Class shall be applied to the respective Commitments of the applicable Lenders in such Class, pro rata according to the amounts of their respective Commitments of such Class; (b) each payment or prepayment of principal of Loans of any Class shall be made for the account of the applicable Lenders in such Class pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class, held by them, provided that, subject to Section 2.14, if -59- LEGAL02/47543734v6 immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Lenders pro rata in accordance with their respective Commitments in effect at the time such Revolving Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Lenders pro rata in accordance with such respective Commitments; (c) each payment of interest on the Loans of a particular Class shall be made for the account of the Lenders in such Class pro rata in accordance with the amounts of interest on such Loans of such Class then due and payable to the respective Lenders of such Class; (d) the conversion and continuation of Loans of a particular Type and Class (other than conversions provided for by Sections 3.04(c) and 3.07) shall be made pro rata among the Lenders according to the amounts of their respective Loans of such Class and the then current Interest Period for each Lender’s portion of each such Loan of such Type and Class shall be coterminous; (e) [reserved]; and (f) the Revolving Lenders’ participation in, and payment obligations in respect of, Letters of Credit under Section 2.03, shall be in accordance with their respective Credit Percentages for their Revolving Committed Amounts. 2.19 Reallocations on Closing Date. (a) Revolving Loans. Simultaneously with the effectiveness of this Credit Agreement, the “Revolving Commitments” (as defined in the Existing Credit Agreement) of each of the “Revolving Lenders” (as defined in the Existing Credit Agreement) as existing immediately prior to the Closing Date, shall be reallocated among the Revolving Lenders so that the Commitments are held by the Revolving Lenders as set forth on Schedule 2.01 attached hereto. To effect such reallocations (a) each Revolving Lender which either had no “Revolving Commitment” under the Existing Credit Agreement immediately prior to the Closing Date or whose Commitment upon the effectiveness of this Credit Agreement exceeds its “Revolving Commitment” under the Existing Credit Agreement immediately prior to the effectiveness of this Credit Agreement (each an “Revolving Credit Assignee Lender”) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the “Revolving Commitments” from the “Revolving Lenders” under the Existing Credit Agreement which will not have a Commitment on and as of the Closing Date or whose Commitments upon the effectiveness of this Credit Agreement are less than their respective “Revolving Commitment” under the Existing Credit Agreement immediately prior to the effectiveness of this Credit Agreement (each a “Revolving Credit Assignor Lender”), so that the Commitments of the Revolving Lenders will be held by the Revolving Lenders as set forth on Schedule 2.01. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, an Assignment and Assumption without the payment of any related assignment fee, and, except for Revolving Notes to be provided to the Revolving Assignor Lenders and Revolving Assignee Lenders in the principal amount of their respective Commitments, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The Revolving Assignor Lenders, the Revolving Assignee Lenders and the other Revolving Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to the making of any Revolving Loans to be made on the Closing Date and any netting transactions effected by the Administrative Agent) with respect to such reallocations and assignments so that the aggregate outstanding principal amount of Revolving Loans shall be held by the Revolving Lenders pro rata in accordance with the amount of the Commitments set forth on Schedule 2.01. (b) HTA-1 Term Loans. Simultaneously with the effectiveness of this Credit Agreement, the principal amount of all outstanding “HTA-1 Term Loans” (as defined in the Existing Credit Agreement) of each of the “HTA-1 Term Loan Lenders” (as defined in the Existing Credit Agreement) as existing immediately prior to the Closing Date, shall be reallocated among the HTA-1 Term Loan Lenders so that the HTA-1 Term Loans are held by the HTA-1 Term Loan Lenders as set forth on Schedule 2.01 attached hereto. To effect such reallocations each HTA-1 Term Loan Lender which either was not a “HTA-1 -60- LEGAL02/47543734v6

Term Loan Lender” under the Existing Credit Agreement immediately prior to the Closing Date or whose HTA-1 Term Loan upon the effectiveness of this Credit Agreement exceeds its “HTA-1 Term Loan” under the Existing Credit Agreement immediately prior to the effectiveness of this Credit Agreement (each a “HTA-1 Term Loan Assignee Lender”) shall be deemed to have purchased such right, title and interest in, and such obligations in respect of, the “HTA-1 Term Loans” under the Existing Credit Agreement from the “HTA-1 Term Loan Lenders” under the Existing Credit Agreement which will not have a HTA-1 Term Loan on and as of the Closing Date or whose HTA-1 Term Loans upon the effectiveness of this Credit Agreement are less than their respective “HTA-1 Term Loans” under the Existing Credit Agreement (each a “HTA-1 Term Loan Assignor Lender”), so that the HTA-1 Term Loans of the HTA-1 Term Loan Lenders will be held by the HTA-1 Term Loan Lenders as set forth on Schedule 2.01. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, an Assignment and Assumption without the payment of any related assignment fee, and, except for HTA-1 Term Loan Notes to be provided to the HTA-1 Term Loan Assignor Lenders and HTA-1 Term Loan Assignee Lenders in the principal amount of their respective HTA-1 Term Loans, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The HTA-1 Term Loan Assignor Lenders, the HTA-1 Term Loan Assignee Lenders and the other HTA-1 Term Loan Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct with respect to such reallocations and assignments so that the aggregate outstanding principal amount of HTA-1 Term Loans shall be held by the HTA-1 Term Loan Lenders pro rata in accordance with the amount of the “HTA-1 Term Loan Amounts” set forth on Schedule 2.01. (c) HTA-2 Term Loans. Simultaneously with the effectiveness of this Credit Agreement, the principal amount of all outstanding “HTA-2 Term Loans” (as defined in the Existing Credit Agreement) of each of the “HTA-2 Term Loan Lenders” (as defined in the Existing Credit Agreement) as existing immediately prior to the Closing Date, shall be reallocated among the HTA-2 Term Loan Lenders so that the HTA-2 Term Loans are held by the HTA-2 Term Loan Lenders as set forth on Schedule 2.01 attached hereto. To effect such reallocations each HTA-2 Term Loan Lender which either was not a “HTA-2 Term Loan Lender” under the Existing Credit Agreement immediately prior to the Closing Date or whose HTA-2 Term Loan upon the effectiveness of this Credit Agreement exceeds its “HTA-2 Term Loan” under the Existing Credit Agreement immediately prior to the effectiveness of this Credit Agreement (each a “HTA-2 Term Loan Assignee Lender”) shall be deemed to have purchased such right, title and interest in, and such obligations in respect of, the “HTA-2 Term Loans” under the Existing Credit Agreement from the “HTA-2 Term Loan Lenders” under the Existing Credit Agreement which will not have a HTA-2 Term Loan on and as of the Closing Date or whose HTA-2 Term Loans upon the effectiveness of this Credit Agreement are less than their respective “HTA-2 Term Loans” under the Existing Credit Agreement (each a “HTA-2 Term Loan Assignor Lender”), so that the HTA-2 Term Loans of the HTA-2 Term Loan Lenders will be held by the HTA-2 Term Loan Lenders as set forth on Schedule 2.01. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, an Assignment and Assumption without the payment of any related assignment fee, and, except for HTA-2 Term Loan Notes to be provided to the HTA-2 Term Loan Assignor Lenders and HTA-2 Term Loan Assignee Lenders in the principal amount of their respective HTA-2 Term Loans, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The HTA-2 Term Loan Assignor Lenders, the HTA-2 Term Loan Assignee Lenders and the other HTA-2 Term Loan Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct with respect to such reallocations and assignments so that the aggregate outstanding principal amount of HTA-2 Term Loans shall be held by the HTA-2 Term Loan Lenders pro rata in accordance with the amount of the “HTA-2 Term Loan Amounts” set forth on Schedule 2.01. -61- LEGAL02/47543734v6

(d) HR-1 Term Loans. Simultaneously with the effectiveness of this Credit Agreement, the principal amount of all outstanding “HR-1 Term Loans” (as defined in the Existing Credit Agreement) of each of the “HR-1 Term Loan Lenders” (as defined in the Existing Credit Agreement) as existing immediately prior to the Closing Date, shall be reallocated among the HR-1 Term Loan Lenders so that the HR-1 Term Loans are held by the HR-1 Term Loan Lenders as set forth on Schedule 2.01 attached hereto. To effect such reallocations each HR-1 Term Loan Lender which either was not a “HR-1 Term Loan Lender” under the Existing Credit Agreement immediately prior to the Closing Date or whose HR-1 Term Loan upon the effectiveness of this Credit Agreement exceeds its “HR-1 Term Loan” under the Existing Credit Agreement immediately prior to the effectiveness of this Credit Agreement (each a “HR-1 Term Loan Assignee Lender”) shall be deemed to have purchased such right, title and interest in, and such obligations in respect of, the “HR-1 Term Loans” under the Existing Credit Agreement from the “HR-1 Term Loan Lenders” under the Existing Credit Agreement which will not have a HR-1 Term Loan on and as of the Closing Date or whose HR-1 Term Loans upon the effectiveness of this Credit Agreement are less than their respective “HR-1 Term Loans” under the Existing Credit Agreement (each a “HR-1 Term Loan Assignor Lender”), so that the HR-1 Term Loans of the HR-1 Term Loan Lenders will be held by the HR-1 Term Loan Lenders as set forth on Schedule 2.01. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, an Assignment and Assumption without the payment of any related assignment fee, and, except for HR-1 Term Loan Notes to be provided to the HR-1 Term Loan Assignor Lenders and HR-1 Term Loan Assignee Lenders in the principal amount of their respective HR-1 Term Loans, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The HR-1 Term Loan Assignor Lenders, the HR-1 Term Loan Assignee Lenders and the other HR-1 Term Loan Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct with respect to such reallocations and assignments so that the aggregate outstanding principal amount of HR-1 Term Loans shall be held by the HR-1 Term Loan Lenders pro rata in accordance with the amount of the “HR-1 Term Loan Amounts” set forth on Schedule 2.01. (e) HR-2 Term Loans. Simultaneously with the effectiveness of this Credit Agreement, the principal amount of all outstanding “HR-2 Term Loans” (as defined in the Existing Credit Agreement) of each of the “HR-2 Term Loan Lenders” (as defined in the Existing Credit Agreement) as existing immediately prior to the Closing Date, shall be reallocated among the HR-2 Term Loan Lenders so that the HR-2 Term Loans are held by the HR-2 Term Loan Lenders as set forth on Schedule 2.01 attached hereto. To effect such reallocations each HR-2 Term Loan Lender which either was not a “HR-2 Term Loan Lender” under the Existing Credit Agreement immediately prior to the Closing Date or whose HR-2 Term Loan upon the effectiveness of this Credit Agreement exceeds its “HR-2 Term Loan” under the Existing Credit Agreement immediately prior to the effectiveness of this Credit Agreement (each a “HR-2 Term Loan Assignee Lender”) shall be deemed to have purchased such right, title and interest in, and such obligations in respect of, the “HR-2 Term Loans” under the Existing Credit Agreement from the “HR-2 Term Loan Lenders” under the Existing Credit Agreement which will not have a HR-2 Term Loan on and as of the Closing Date or whose HR-2 Term Loans upon the effectiveness of this Credit Agreement are less than their respective “HR-2 Term Loans” under the Existing Credit Agreement (each a “HR-2 Term Loan Assignor Lender”), so that the HR-2 Term Loans of the HR-2 Term Loan Lenders will be held by the HR-2 Term Loan Lenders as set forth on Schedule 2.01. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, an Assignment and Assumption without the payment of any related assignment fee, and, except for HR-2 Term Loan Notes to be provided to the HR-2 Term Loan Assignor Lenders and HR-2 Term Loan Assignee Lenders in the principal amount of their respective HR-2 Term Loans, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The HR-2 Term Loan Assignor Lenders, the HR-2 Term Loan Assignee Lenders and the other HR-2 Term Loan Lenders shall make such cash settlements among themselves, through the Administrative -62- LEGAL02/47543734v6

Agent, as the Administrative Agent may direct with respect to such reallocations and assignments so that the aggregate outstanding principal amount of HR-2 Term Loans shall be held by the HR-2 Term Loan Lenders pro rata in accordance with the amount of the “HR-2 Term Loan Amounts” set forth on Schedule 2.01. (f) 2022 Term Loans. Simultaneously with the effectiveness of this Credit Agreement, the principal amount of all outstanding “New 5.5-Year Term Loans” (as defined in the Existing Credit Agreement) of each of the “New 5.5-Year Term Loan Lenders” (as defined in the Existing Credit Agreement) as existing immediately prior to the Closing Date, shall be reallocated among the 2022 Term Loan Lenders so that the 2022 Term Loans are held by the 2022 Term Loan Lenders as set forth on Schedule 2.01 attached hereto. To effect such reallocations each 2022 Term Loan Lender which either was not a “New 5.5-Year Term Loan Lender” under the Existing Credit Agreement immediately prior to the Closing Date or whose 2022 Term Loan upon the effectiveness of this Credit Agreement exceeds its “New 5.5-Year Term Loan” under the Existing Credit Agreement immediately prior to the effectiveness of this Credit Agreement (each a “2022 Term Loan Assignee Lender”) shall be deemed to have purchased such right, title and interest in, and such obligations in respect of, the “New 5.5-Year Term Loans” under the Existing Credit Agreement from the “New 5.5-Year Term Loan Lenders” under the Existing Credit Agreement which will not have a 2022 Term Loan on and as of the Closing Date or whose 2022 Term Loans upon the effectiveness of this Credit Agreement are less than their respective “New 5.5-Year Term Loans” under the Existing Credit Agreement (each a “2022 Term Loan Assignor Lender”), so that the 2022 Term Loans of the 2022 Term Loan Lenders will be held by the 2022 Term Loan Lenders as set forth on Schedule 2.01. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, an Assignment and Assumption without the payment of any related assignment fee, and, except for 2022 Term Loan Notes to be provided to the 2022 Term Loan Assignor Lenders and 2022 Term Loan Assignee Lenders in the principal amount of their respective 2022 Term Loans, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The 2022 Term Loan Assignor Lenders, the 2022 Term Loan Assignee Lenders and the other 2022 Term Loan Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct with respect to such reallocations and assignments so that the aggregate outstanding principal amount of 2022 Term Loans shall be held by the 2022 Term Loan Lenders pro rata in accordance with the amount of the “2022 Term Loan Amounts” set forth on Schedule 2.01. (g) Departing Lenders. For the avoidance of doubt, as a result of the immediately preceding subsections (a) through (f) of this Section 2.19, (i) the “Revolving Loans” and “Term Loans” under the Existing Credit Agreement previously made to the Borrower by each Departing Lender under the Existing Credit Agreement which remain outstanding immediately prior to the date of this Agreement shall be repaid in full (accompanied by any accrued and unpaid interest and fees thereon), (ii) each Departing Lender’s “Commitments” under the Existing Credit Agreement shall be terminated and (iii) each Departing Lender shall not be a Lender hereunder, in each case of the foregoing clauses (i) through (iii), on and as of the Closing Date. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) L/C Issuer. For purposes of this Section, the term “Lender” includes each L/C Issuer and the term “applicable Law” includes FATCA. -63- LEGAL02/47543734v6

(b) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Credit Parties. The applicable Credit Party shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07 relating to the maintenance of a Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection. The provisions of this subsection shall continue to inure to the benefit of an Administrative Agent following its resignation or removal as Administrative Agent. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority as provided in this Section 3.01, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Law to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. (g) Status of Lenders; Tax Documentation. -64- LEGAL02/47543734v6

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the applicable Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the -65- LEGAL02/47543734v6

Internal Revenue Code, (x) a certificate substantially in the form of Exhibit 3.01-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an IRS Form W-8BEN or IRS Form W-8BEN-E, applicable; or (IV) to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01-2 or Exhibit 3.01-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by applicable Law and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Credit Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. -66- LEGAL02/47543734v6

(h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document. (j) FATCA Determination. For purposes of determining withholding Taxes imposed under FATCA, from and after the Closing Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). 3.02 Illegality. If, in any applicable jurisdiction, the Administrative Agent, any L/C Issuer or any Lender determines that any applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any L/C Issuer or any Lender to (i) perform any of its obligations hereunder or under any other Credit Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest or fees with respect to any Extension of Credit, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Borrower, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Extension of Credit shall be suspended, and to the extent required by applicable Law, cancelled. Upon receipt of such notice, the Credit Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on with respect to any Term SOFR Loan, the last day of the Interest Period therefor, or on another applicable date with respect to another Obligation, occurring after the Administrative Agent has notified the Borrower or, in each case, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable Law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality. 3.03 Changed Circumstances. -67- LEGAL02/47543734v6

(a) Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a SOFR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Adjusted Term SOFR with respect to a proposed Term SOFR Loan on or prior to the first day of the applicable Interest Period or Adjusted Daily Simple SOFR with respect to a proposed Daily Simple SOFR Loan or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Adjusted Term SOFR or Adjusted Daily Simple SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining (x) such Term SOFR Loan during such Interest Period or (y) such Daily Simple SOFR Loan, and, in the case of clause (ii), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make Term SOFR Loans or Daily Simple SOFR Loans, as the case may be, and any right of the Borrower to convert any Loan to or continue any Loan as a Term SOFR Loan or Daily Simple SOFR Loan, as the case may be, shall be suspended (to the extent of the affected Term SOFR Loans or the affected Interest Periods or affected Daily Simple SOFR Loans) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or the affected Interest Periods) or Daily Simple SOFR Loans or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Daily Simple SOFR Loans to the extent available, in the case of Term SOFR Loans, or otherwise to Base Rate Loans in the amount specified therein and (B) any outstanding affected Term SOFR Loans will be deemed to have been converted into Daily Simple SOFR Loans to the extent available, or otherwise to Base Rate Loans at the end of the applicable Interest Period, and any outstanding affected Daily Simple SOFR Loans will be deemed to have been converted into Base Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with, in the case of Term SOFR Loans, any additional amounts required pursuant to Section 3.05. (b) Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any change in, any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, Daily Simple SOFR, Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make Term SOFR Loans and/or Daily Simple SOFR Loans, as applicable, and any right of the Borrower to convert any Loan to a Daily Simple SOFR Loan or Term SOFR Loan, as applicable, or continue any Loan as a Term SOFR Loan shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all affected Term SOFR Loans to Daily Simple SOFR Loans, to the extent available, or Base Rate Loans and convert all affected Daily Simple SOFR Loans into Base Rate Loans (in each -68- LEGAL02/47543734v6 case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”) on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Daily Simple SOFR Loans and/or Term SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Daily Simple SOFR Loans and/or Term SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount of any Term SOFR Loans and/or Daily Simple SOFR Loans so prepaid or converted, together with, in the case of Term SOFR Loans, any additional amounts required pursuant to Section 3.05. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. (A) Notwithstanding anything to the contrary herein or in any other Credit Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Credit Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.03(c)(i)(A) will occur prior to the applicable Benchmark Transition Start Date. (B) No Swap Contract shall be deemed to be a “Credit Document” for purposes of this Section 3.03(c). (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Credit Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(c)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Credit Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 3.03(c). -69- LEGAL02/47543734v6

(iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of any affected SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Daily Simple SOFR Loans to the extent available, in the case of Term SOFR Loans, or Base Rate Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to Daily Simple SOFR Loans to the extent available, in the case of Term SOFR Loans, or Base Rate Loans, at the end of the applicable Interest Period for Term SOFR Loans or immediately in the case of Daily Simple SOFR Loans. During any Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. 3.04 Increased Cost; Capital Adequacy. (a) Increased Costs Generally. If any Change in Law shall (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”): (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender or any L/C Issuer; (ii) subject any Lender or any L/C Issuer to any tax of any kind whatsoever with respect to this Credit Agreement, any Letter of Credit, any participation in a Letter of Credit or any SOFR Loan made by it, or change the basis of taxation of payments to such Lender or such -70- LEGAL02/47543734v6

L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or such L/C Issuer); or (iii) impose on any Lender or any L/C Issuer any other condition, cost or expense affecting this Credit Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining, continuing or converting any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Credit Agreement, the Commitment of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered. (c) Lender’s Suspension of SOFR Loans. Without limiting the effect of the provisions of the immediately preceding subsections (a) and (b), if by reason of any Change in Law, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on SOFR Loans is determined as provided in this Credit Agreement or a category of extensions of credit or other assets of such Lender that includes SOFR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or continue, or to convert Base Rate Loans into, such Type of SOFR Loans shall be suspended until such Change in Law ceases to be in effect (in which case the provisions of Section 3.07 shall apply). (d) Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrower under the preceding subsections of this Section (but without duplication), if as a result of any Change in Law or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority there shall be imposed, modified or deemed applicable any Tax (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes), reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to -71- LEGAL02/47543734v6 an L/C Issuer of issuing (or any Lender of purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by an L/C Issuer or any Lender hereunder in respect of any Letter of Credit, then, upon demand by such L/C Issuer or such Lender, the Borrower shall pay immediately to such L/C Issuer or, in the case of such Lender, to the Administrative Agent for the account of such Lender, from time to time as specified by such L/C Issuer or such Lender, such additional amounts as shall be sufficient to compensate such L/C Issuer or such Lender for such increased costs or reductions in amount. (e) Certificates for Reimbursement. A duly executed certificate of a Lender or a L/C Issuer setting forth in reasonable detail the calculation of the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsections of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within thirty (30) days after receipt thereof. (f) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of the Administrative Agent’s, such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or a L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that the Administrative Agent, such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of the Administrative Agent (or any Lender through the Administrative Agent) from time to time, the Borrower shall promptly compensate each Lender for and hold each Lender harmless from any loss, cost or expense attributable to: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 9.15; including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained; provided, that any such compensation shall, for the avoidance of doubt, in no event include any lost profits. -72- LEGAL02/47543734v6

3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (a) a Lender requests compensation pursuant to Section 3.01 or 3.04, and the Required Lenders are not also doing the same, (b) the obligation of any Lender to make a Type of SOFR Loans or to continue, or to convert Base Rate Loans into, a Type of SOFR Loans shall be suspended pursuant to Section 3.04(c) or 3.02 but the obligation of the Required Lenders shall not have been suspended under such Sections, and in the case of clause (a) or (b) such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a) or (c) a Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, so long as there does not then exist any Default or Event of Default, demand that such Lender, and upon such demand such Lender shall promptly, assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.07), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.01 or Section 3.04 and rights to indemnification under Section 9.05) and obligations under this Credit Agreement and the related Credit Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid, or caused to be paid, to the Administrative Agent the assignment fee (if any) specified in Section 9.07; (ii) such Lender shall have received payment of (x) the aggregate principal balance of all Loans then owing to such Lender, plus (y) the aggregate amount of payments previously made by such Lender under Section 2.03(j) and Section 2.04(e) that have not been repaid, plus (z) any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Lender, or any other amount as may be mutually agreed upon by such Lender and Eligible Assignee; (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.04, such assignment will result in a reduction in such compensation or payments thereafter; and (iv) such assignment does not conflict with applicable Law. In connection with any such assignment under this Section 3.06, such Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption; provided that such Lender’s failure to execute an Assignment and Assumption within five Business Days after written request by the Borrower shall not prevent the effectiveness of such assignment. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. -73- LEGAL02/47543734v6

3.07 Treatment of Affected Loans. If the obligation of any Lender to make SOFR Loans or to continue, or to convert Loans of one Type into, SOFR Loans shall be suspended pursuant to Section 3.02, Section 3.03 or Section 3.04(c) then such Lender’s affected SOFR Loans shall be automatically converted into Daily Simple SOFR Loans to the extent available in the case of Term SOFR Loans, or Base Rate Loans, on the last day(s) of the then current Interest Period(s) for Term SOFR Loans or immediately in the case of Daily Simple SOFR Loans (or, in the case of a conversion required by Section 3.02, Section 3.03 or Section 3.04(c) on such earlier date as such Lender or the Administrative Agent, as applicable, may specify to the Borrower (with a copy to the Administrative Agent, as applicable)) (provided that, for the avoidance of doubt, such Daily Simple SOFR Loans so converted to Base Rate Loans shall accrue interest at Adjusted Daily Simple SOFR in accordance with Section 2.08(a) up to and including the date of such conversion) and, unless and until such Lender or the Administrative Agent, as applicable, gives notice as provided below that the circumstances specified in Section 3.02, Section 3.03 or Section 3.04(c) that gave rise to such conversion no longer exist: (i) to the extent that such Lender’s SOFR Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s SOFR Loans shall be applied instead to its Base Rate Loans; and (ii) all Loans that would otherwise be made or continued by such Lender as SOFR Loans shall be made or continued instead as Daily Simple SOFR Loans to the extent available in the case of Term SOFR Loans, or as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into SOFR Loans shall remain as Base Rate Loans. If such Lender or the Administrative Agent, as applicable, gives notice to the Borrower (with a copy to the Administrative Agent, as applicable) that the circumstances specified in Section 3.02, Section 3.03 or Section 3.04(c) that gave rise to the conversion of such Lender’s SOFR Loans pursuant to this Section no longer exist (which such Lender or the Administrative Agent, as applicable, agrees to do promptly upon such circumstances ceasing to exist) at a time when SOFR Loans made by other Lenders are outstanding, then such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Term SOFR Loans or immediately with respect to Daily Simple SOFR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding SOFR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments. 3.08 Survival Losses. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent. -74- LEGAL02/47543734v6

ARTICLE IV CONDITIONS PRECEDENT TO EXTENSIONS OF CREDIT 4.01 Conditions to Initial Extensions of Credit. The obligation of the Lenders to close this Credit Agreement and make initial Extensions of Credit hereunder is subject to the satisfaction of such of the following conditions in all material respects on or prior to the Closing Date as shall not have been expressly waived in accordance with Section 9.01, with each delivery item set forth below in form and substance satisfactory to the Administrative Agent and each of the Lenders: (a) the Administrative Agent shall have received counterparts of this Credit Agreement signed by each of the parties hereto; (b) the Administrative Agent shall have received a duly executed Note for the account of each Lender that requests a Note for a particular Class; (c) the Administrative Agent and each Lender shall have received legal opinions of counsel to the Borrower, addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent and the Lenders; (d) the Administrative Agent shall have received the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each of the Parent, the Borrower and each other Credit Party certified as of a recent date by the applicable Secretary of State of the state of formation of the Parent, the Borrower and such other Credit Party; (e) the Administrative Agent shall have received a certificate of good standing (or certificate of similar meaning) with respect to the Parent, the Borrower and each other Credit Party issued as of a recent date by the applicable Secretary of State of the state of formation of the Parent, the Borrower and such other Credit Parties and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state in which the Parent, the Borrower or such other Credit Parties is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; (f) the Administrative Agent shall have received a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Parent, the Borrower and each other Credit Party with respect to each of the officers of the Parent, the Borrower and such other Credit Parties authorized to execute and deliver the Credit Documents to which the Parent, the Borrower or such other Credit Party is a party and authorized to execute and deliver on behalf of the Borrower Requests for Extensions of Credit; (g) the Administrative Agent shall have received copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Parent, the Borrower and each other Credit Party of (A) the by-laws or similar governing document of the Parent, the Borrower and such other Credit Parties and (B) all corporate, limited liability company, partnership or other necessary action taken by the Parent, the Borrower and each other Credit Party to authorize the execution, delivery and performance of the Credit Documents to which it is a party; -75- LEGAL02/47543734v6

(h) the Administrative Agent shall have received a certificate of the Borrower, signed on behalf of Borrower by the Borrower’s chief executive officer or chief financial officer, confirming to the knowledge of such officer that as of such date (i) the representations and warranties in Article V hereof are true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects), (ii) no Default or Event of Default has occurred and is continuing, (iii) since December 31, 2024, there has not occurred a material adverse change in the condition (financial or otherwise), operations, business, assets or liabilities of the Parent and its Subsidiaries, taken as a whole; (i) the Administrative Agent, the Arrangers and the Lenders shall have been paid all fees due and payable in connection herewith (including fees and expenses of counsel of the Administrative Agent) to the extent invoiced prior to the Closing Date; (j) the Administrative Agent shall have received a Disbursement Instruction Agreement executed by the Borrower; (k) the Administrative Agent and the Lenders shall have received (i) the financial statements referenced in Section 5.19(b) and (ii) a Compliance Certificate for the Borrower’s fiscal quarter ending March 31, 2025; (l) the Borrower or any Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall, collectively, have delivered to the Administrative Agent, and any Lender requesting the same, one Beneficial Ownership Certification in relation to the Borrower or each such Subsidiary, in each case, at least five (5) Business Days prior to the date of closing; (m) the Borrower and each other Credit Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer”, beneficial ownership and anti-money laundering rules and regulations, including without limitation, the Patriot Act, in each case, to the extent requested at least five (5) Business Days prior to the date of closing; (n) the Administrative Agent shall have received and reviewed, with results satisfactory to the Administrative Agent and its counsel, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Parent, the Borrower and their respective Subsidiaries; (o) [reserved]; (p) the Administrative Agent shall have received such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request; and (q) In the good faith, reasonable judgment of the Administrative Agent: (i) since December 31, 2024, there shall not have occurred a material adverse change in the condition (financial or otherwise), operations, business, assets or liabilities of the Parent and its Subsidiaries, taken as a whole; (ii) [reserved]; -76- LEGAL02/47543734v6

(iii) no action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to (a) materially and adversely affect the Parent or its Subsidiaries, or (b) affect any transaction contemplated hereby or the ability of the Parent and its Subsidiaries to perform their respective obligations under the Credit Documents, other than as disclosed to the Administrative Agent and the Lenders prior to the date hereof; (iv) the Parent, the Borrower and their respective Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable Law or (B) any agreement, document or instrument to which any Credit Party is a party or by which any of them or their respective properties is bound; (v) the Borrower and each other Credit Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act; and (vi) there shall not have occurred or exist any other material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Credit Documents. 4.02 Conditions to Extensions of Credit. The obligation of any Lender to make any Extension of Credit hereunder is subject to the satisfaction of each of the following conditions on or prior to the proposed date of the making of such Extension of Credit: (a) The Administrative Agent shall receive the applicable Request for Extension of Credit; (b) No Default or Event of Default shall have occurred and be continuing immediately before the making of such Extension of Credit and no Default or Event of Default shall exist immediately thereafter; (c) The representations and warranties of the Parent and the Borrower made in or pursuant to the Credit Documents (excluding, solely in the case of any Borrowing of Revolving Loans occurring after the date hereof, the representations and warranties contained in SectionSections 5.04 and 5.20) shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such Extension of Credit, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on such earlier date in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects); (d) Immediately following the making of such Extension of Credit the outstanding principal balance of the Revolving Obligations shall not exceed the Aggregate Commitments. -77- LEGAL02/47543734v6

The making of such Extension of Credit hereunder shall be deemed to be a representation and warranty by the Parent and the Borrower on the date thereof as to the facts specified in clauses (b), (c), and (d) of this Section. ARTICLE V REPRESENTATIONS AND WARRANTIES Each of the Parent and the Borrower represents and warrants that: 5.01 Corporate Existence and Power. The Parent, the Borrower and each of their respective Material Subsidiaries is a corporation, partnership or limited liability company, as applicable, duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all organizational powers and all material governmental licenses, authorizations, consents and approvals required to own or lease its respective properties and to carry on its business as now being, and hereafter proposed to be, conducted and is duly qualified as a foreign entity and in good standing, and authorized to do business, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or authorization, other than in such jurisdictions where the failure to be so qualified, authorized and in good standing would not, in the aggregate, have a Material Adverse Effect. 5.02 Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower and each other Credit Party of the Credit Documents to which it is a party and the performance by the Borrower and each other Credit Party of their respective obligations thereunder are within the corporate, limited liability company or partnership power of the Borrower or such other Credit Party, as applicable, have been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, require no action by or in respect of, or filing with, any governmental body, agency or official or other Person (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable Law or regulation or of the Organization Documents of the Borrower or such other Credit Party or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or such other Credit Party or result in the creation or imposition of any Lien on any asset of the Borrower or such other Credit Party other than Liens created pursuant to the Credit Documents. 5.03 Binding Effect. The Credit Documents constitute valid and binding agreements of the Borrower and each other Credit Party which is a party to such Credit Documents, enforceable against the Borrower and such other Credit Parties in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. The Credit Documents and the Fee Letters to which the Borrower or any other Credit Party is a party have been duly executed and delivered by the duly authorized officers of such Person. -78- LEGAL02/47543734v6

5.04 Litigation. Except as set forth on Schedule 5.04 attached hereto, there is no action, suit, proceeding or, to the knowledge of the Borrower, investigation pending against, or to the knowledge of the Borrower threatened against or affecting, the Parent, the Borrower or any of their respective Material Subsidiaries before any court or arbitrator or any governmental body, agency or official that would reasonably be expected to have a Material Adverse Effect. 5.05 Compliance with ERISA. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the IRS or an application for such a letter is currently pending before the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred that would prevent, or cause the loss of, such qualification. The Parent, the Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Internal Revenue Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal Revenue Code has been made with respect to any Plan. (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or, to the best knowledge of the Borrower, violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) none of the Parent, the Borrower or any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred that, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Sections 4069 or 4212(c) of ERISA. 5.06 Environmental Matters. Except as set forth on Schedule 5.06 hereto: (a) No written notice, notification, demand, request for information, citation, summons, complaint or order has been received by the Parent or the Borrower and to the knowledge of the Borrower, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity, (i) with respect to any alleged violation of any Environmental Laws in connection with the conduct of the Parent, the Borrower or any Material Subsidiary and relating to a Hazardous Substance or (ii) with respect to any alleged failure to have any permit, certificate, license, approval, registration or authorization required in connection with the conduct of the Parent, the Borrower or any Material Subsidiary relating to a Hazardous Substance or (iii) with respect to any generation, treatment, storage, recycling, transportation, disposal or release (including a release as defined in 42 U.S.C. Section 9601(22)) (“Release”) of any Hazardous Substance used by the Parent, the Borrower or -79- LEGAL02/47543734v6 any Material Subsidiary, which alleged violation, alleged failure to have any required permit, certificate, license, approval, or registration, or generation, treatment, storage, recycling, transportation, disposal or release, is reasonably likely to result in liability to the Parent, the Borrower or any Material Subsidiary in excess of $5,000,000 in the aggregate. (b) (i) To the Borrower’s knowledge, there has been no Release of a Hazardous Substance at, on or under any property used by the Parent, the Borrower or any of their respective Material Subsidiaries or for which the Parent, the Borrower or any of their respective Material Subsidiaries would be liable, which Release, is reasonably likely to result in liability to the Parent, the Borrower or any of their respective Material Subsidiaries in excess of $5,000,000 in the aggregate; (ii) to the Borrower’s knowledge, none of the Parent, the Borrower or any of their respective Material Subsidiaries has, other than as a generator or in a manner not regulated or prohibited under the Environmental Laws, stored or treated any “hazardous waste” (as defined in 42 U.S.C. Section 6903(5)) on any property used by the Parent, the Borrower or any of their respective Material Subsidiaries or for which the Parent, the Borrower or any of their respective Material Subsidiaries would be liable, except for such storage or treatment which is not reasonably likely to result in liability to the Parent, the Borrower or any of their respective Material Subsidiaries in excess of $5,000,000 in the aggregate; and (iii) to the Borrower’s knowledge no polychlorinated biphenyl (“PCB”) in concentrations greater than 50 parts per million, friable asbestos, or underground storage tank (in use or abandoned) is at any property used by the Parent, the Borrower or any of their respective Material Subsidiaries or for which the Parent, the Borrower or any of their respective Material Subsidiaries would be liable, except for such PCBs, friable asbestos or underground storage tanks that are not reasonably likely to result in liability to the Parent, the Borrower or any of their respective Material Subsidiaries in excess of $5,000,000 in the aggregate. (c) To the knowledge of the Borrower, neither the Parent, the Borrower nor any of their respective Material Subsidiaries has transported or arranged for the transportation (directly or indirectly) of any Hazardous Substance to any location which is listed under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), on the Comprehensive Environmental Response, Compensation and Liability Information System, as amended (“CERCLIS”), or on any similar state list or which is the subject of any federal state or local enforcement action or other investigation which may lead to claims for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA, that are reasonably likely to result in liability to the Parent, the Borrower or any of their respective Material Subsidiaries in excess of $5,000,000 in the aggregate. (d) No written notification of a Release of a Hazardous Substance has been filed by or on behalf of the Parent, the Borrower or any of their respective Material Subsidiaries, which individually or in combination with other such Releases, is reasonably likely to result in liability for the Parent, the Borrower or any of their respective Material Subsidiaries in excess of $5,000,000 in the aggregate. (e) There have been no environmental audits or similar investigations conducted by or which are in the possession of the Parent, the Borrower or any of their respective Material Subsidiaries in relation to any property used by the Parent, the Borrower or any of their respective Material Subsidiaries or for which the Parent, the Borrower or any of their respective Material Subsidiaries would be liable, which identify one or more environmental liabilities of the Parent, the Borrower or any of their respective Material Subsidiaries which are reasonably likely to exceed $5,000,000 in the aggregate. -80- LEGAL02/47543734v6

5.07 Material Subsidiaries and Specified Affiliates. Set forth on Schedule 5.07 hereto is a complete and accurate list of all of the Material Subsidiaries and Specified Affiliates of the Parent and the Borrower, showing as to each such Material Subsidiary and Specified Affiliates the jurisdiction of its organization, the number of shares of each class of capital stock or other equity interests outstanding and the percentage of the outstanding shares of each such class owned (directly or indirectly) by the Parent, the Borrower or any other Material Subsidiary of the Parent or the Borrower and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase, and similar rights. All of the outstanding capital stock or other equity interests of all of such Material Subsidiaries identified in such Schedule 5.07 as being owned by the Parent, the Borrower or any of their respective Material Subsidiaries have been validly issued, are fully paid and nonassessable and are owned directly or indirectly by the Parent, the Borrower or any of their respective Material Subsidiaries, as the case may be, free and clear of all Liens other than a Lien described in and permitted by Section 6.07 hereof. The Borrower may provide periodic updates of the information in Schedule 5.07, which shall be deemed modified to include the updated information. 5.08 Not an Investment Company. None of the Parent, the Borrower or any of their respective Material Subsidiaries is an “investment company” within the meaning of the Investment Company Act of 1940, as amended. 5.09 Margin Stock. No proceeds of any Loan will be used to purchase or carry any “margin stock” or to extend credit to others for the purpose of purchasing or carrying any “margin stock” in violation of Regulations U, T or X. 5.10 Compliance with Laws. Except as set forth on Schedule 5.10 attached hereto and made a part hereof, the Parent, the Borrower and each of their respective Material Subsidiaries is in compliance in all material respects with all applicable Law, rules and regulations (including, without limitation, Environmental Laws), and is not in violation of, or in default under, any term or provision of any charter, bylaw, mortgage, indenture, agreement, instrument, statute, rule, regulation, judgment, decree, order, writ or injunction applicable to it, except for any such non-compliance, violation, default or failure to comply which would not reasonably be expected to have a Material Adverse Effect. 5.11 Absence of Liens. There are no Liens of any nature whatsoever on any properties or assets of the Parent, the Borrower or any of their respective Material Subsidiaries, except as otherwise permitted under Section 6.07 hereof. 5.12 Indebtedness. Other than as set forth on Schedule 5.12 hereto, there is no material Indebtedness of the Parent, the Borrower and their Material Subsidiaries outstanding as of the date hereof. -81- LEGAL02/47543734v6

5.13 Contingent Liabilities. As of the Closing Date, other than as set forth on Schedule 5.13 there are no material contingent liabilities (other than contingent liabilities that constitute Funded Debt and material contingent liabilities arising out of customary indemnifications given by the Parent, the Borrower or their respective Material Subsidiaries to its officers and directors, its underwriters or its lenders) of the Parent, the Borrower or their respective Material Subsidiaries as of the date hereof. 5.14 Investments. Set forth on Schedule 5.14 is a complete and accurate list, in all material respects, as of the date hereof of all Investments by the Parent, the Borrower or any of their respective Material Subsidiaries in any Person, other than investments by the Parent, the Borrower or any of their respective Material Subsidiaries in a Subsidiary or Specified Affiliate. 5.15 Solvency. The Parent and its Subsidiaries, on a consolidated basis, are Solvent after giving effect to the transactions contemplated by the Credit Documents. 5.16 Taxes. The Parent, the Borrower and their respective Material Subsidiaries have filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown thereon to be due (including interest and penalties) and have paid all other taxes, fees, assessments and other governmental charges owing by them, except for such taxes (i) which are not yet delinquent or (ii) as are being contested in good faith and by proper proceedings, and against which adequate accruals are being maintained in accordance with GAAP. Neither the Parent nor the Borrower is aware of any proposed material tax assessments against it or any of their respective Material Subsidiaries. 5.17 REIT Status. The Parent is taxed as a “real estate investment trust” within the meaning of Section 856(a) of the Internal Revenue Code. 5.18 Specified Affiliates. Except as set forth on Schedule 5.07, there are no Specified Affiliates as of the date hereof. 5.19 Financial Condition. Each of the financial statements described below (copies of which have been provided to the Administrative Agent for the benefit of the Lenders), have been prepared in accordance with GAAP throughout the periods covered thereby, present fairly in all material respects the financial condition and results from operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments: (a) an audited consolidated balance sheet of the Parent and its Consolidated Subsidiaries as of the end of the fiscal year ended December 31, 2024, together with the related consolidated statements of income and cash flows certified by BDO USA, P.C. or other -82- LEGAL02/47543734v6 independent certified public accountants of nationally recognized standing and containing an opinion of such accountants; and (b) a consolidated balance sheet of the Parent and its Subsidiaries as of the end of the fiscal quarter ended March 31, 2025, together with the related consolidated statements of income and cash flows. 5.20 No Material Adverse Effect. Since the date of the annual audited financial statements referenced in Section 5.19(a), there has been no circumstance, development or event relating to or affecting the Parent, the Borrower and their respective Material Subsidiaries which has had or is reasonably likely to have a Material Adverse Effect. 5.21 Accuracy and Completeness of Information. All written information, reports and other papers and data (other than financial projections and other forward looking statements, and information of a general economic or industry-specific nature) furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, the Parent, the Borrower, any other Credit Party or any other Subsidiary were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods (subject, as to interim statements, to changes resulting from normal year end audit adjustments and absence of full footnote disclosure). All financial projections and other forward looking statements prepared by or on behalf of the Parent, the Borrower, any other Credit Party or any other Subsidiary that have been or may hereafter be made available to the Administrative Agent or any Lender were or will be prepared in good faith based on reasonable assumptions. No fact is known to any Credit Party which has had, or may in the future have (so far as any Credit Party can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 5.19 or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders. No document furnished or written statement made to the Administrative Agent or any Lender in connection with the negotiation, preparation or execution of, or pursuant to, this Credit Agreement or any of the other Credit Documents contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. As of the Closing Date, if applicable, the information contained in the Beneficial Ownership Certification is true and correct in all respects. 5.22 Anti-Corruption Laws and Sanctions; Anti-Money Laundering Laws. (a) None of (i) the Parent, the Borrower, any Subsidiary, any of their respective directors, officers, or, to the knowledge of the Parent, the Borrower or such Subsidiary, any of their respective employees or Affiliates, or (ii) to the knowledge of Borrower, any agent or representative of the Parent, the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Credit Facility, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) is controlled by or is acting on behalf of a Sanctioned Person, (C) has its assets located in a Sanctioned Country, (D) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or -83- LEGAL02/47543734v6 any Anti-Corruption Laws or Anti-Money Laundering Laws, or (E) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (b) Each of the Parent, the Borrower and their respective Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to promote and achieve compliance by the Parent, the Borrower and their respective Subsidiaries and their respective directors, officers, employees, agents and Affiliates with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (c) Each of the Parent, the Borrower and their respective Subsidiaries, each director, officer, and to the knowledge of Borrower, employee, agent and Affiliate of Parent, Borrower and each such Subsidiary, is in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions in all material respects. (d) No proceeds of any Extension of Credit have been used, directly or (to the knowledge of the Borrower) indirectly, by the Parent, the Borrower, any of their respective Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 6.12. ARTICLE VI COVENANTS Each of the Parent and the Borrower hereby covenants and agrees that until the Obligations, together with interest, fees and other obligations hereunder, have been paid in full (other than contingent indemnification, expense reimbursement or other contingent obligations for which no claim has been asserted) and the Commitments hereunder shall have terminated (other than regarding Extended Letters of Credit in respect of which the Borrower has satisfied the requirements to provide Cash Collateral as required in Section 2.03(b)), the Parent and the Borrower shall, and shall cause their respective Subsidiaries to, perform and comply with the following covenants: 6.01 Information. The Borrower will deliver to Administrative Agent for the benefit of the Lenders: (a) within ninety-five (95) days after the end of each fiscal year of the Parent (beginning with the fiscal year ending December 31, 2025), a consolidated balance sheet of the Parent and its Subsidiaries as of the end of such fiscal year and the related consolidated statement of income and consolidated statement of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and, with respect to such financial information for the Parent and the Borrower, such consolidated statements shall be audited statements by BDO USA, P.C. or other independent public accountants of nationally recognized standing and containing an opinion of such accountants, which opinion shall be without exception, qualification or limitation on scope of audit; (b) within fifty (50) days after the end of each of the first three fiscal quarters of the Parent (beginning with the fiscal quarter ending June 30, 2025), a consolidated balance sheet of the Parent and its Subsidiaries as of the end of such quarter and the related consolidated statement of income and consolidated statement of cash flows for such quarter and for the portion of the Parent’s fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous -84- LEGAL02/47543734v6 fiscal year, all certified (subject to normal adjustments) as to fairness of presentation and conformity with GAAP by the chief financial officer or treasurer of the Parent; (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) of this Section, a certificate of the Parent, substantially in the form of Exhibit 6.01 (each, a “Compliance Certificate”), signed on behalf of the Parent by the chief financial officer, chief accounting officer or the treasurer of the Parent (i) stating whether, to such officer’s knowledge, there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action that the Parent and/or the Borrower is taking or proposes to take with respect thereto, (ii) stating whether, since the date of the most recent financial statements previously delivered pursuant to clauses (a) or (b) of this Section, there has been a change in the GAAP applied in preparing the financial statements then being delivered from those applied in preparing the most recent audited financial statements so delivered which is material to the financial statements then being delivered and, if so, the effect on the financial covenants on account thereof and a reconciliation between calculation of the financial covenants before and after giving effect thereto, (iii) furnishing calculations demonstrating the compliance by the Parent and the Borrower of the financial covenants in Section 6.16 hereunder, (iv) attaching management’s summary of the results contained in such financial statements and (v) identifying the Borrower’s Debt Ratings then in effect; (d) [reserved]; (e) promptly, and in any event within five (5) Business Days after any officer obtains knowledge thereof, written notice of any change by a Ratings Service in its rating for the Borrower’s senior unsecured (non-credit enhanced) long term debt; (f) within five (5) Business Days after any officer obtains knowledge of any Default or Event of Default, if such Default or Event of Default is then continuing, a certificate of Borrower, signed on behalf of Borrower by the chief financial officer or the treasurer of the Borrower, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; (g) promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed; (h) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Parent or the Borrower shall have filed with the SEC; (i) promptly, and in any event within five (5) Business Days, after the occurrence of any ERISA Event, written notice of such ERISA Event; (j) as soon as possible after any officer of the Borrower obtains knowledge of the commencement of, or of a material threat of the commencement of, an action, suit or proceeding against the Parent, the Borrower or any of their respective Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision which would, after the application of applicable insurance, result in a Material Adverse Effect; -85- LEGAL02/47543734v6

(k) to the extent the information provided by the Borrower on Schedule 5.07 (Material Subsidiaries and Specified Affiliates) changes following the Closing Date, the Borrower will provide the Administrative Agent with updated information in connection with the delivery of the Compliance Certificate for the period in which such information changed, and such Schedule 5.07 shall be deemed modified to include the applicable updated information; (l) promptly after the Borrower has notified the Administrative Agent of its intention to treat any of the Loans, the Letters of Credit or any related transaction as a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form thereto; (m) promptly, such information, certificates or documents as any Lender or the Administrative Agent may reasonably request in order for such Lender or the Administrative Agent to maintain compliance with the Patriot Act; and (n) from time to time such additional information regarding the financial position or business of the Parent, the Borrower and their respective Subsidiaries, as the Administrative Agent or any Lender may reasonably request. For purposes of the foregoing: (i) during any period when GAAP requires that a Specified Affiliate of the Parent be accounted for as a Subsidiary for purposes of the consolidated financial statements of the Parent and its Subsidiaries, the term “Subsidiary” shall include a Specified Affiliate of the Parent for purposes of clauses (a) and (b) above; and (ii) during any period when GAAP does not require that a Specified Affiliate of the Parent be accounted for as a Subsidiary for purposes of the consolidated financial statements of the Parent and its Subsidiaries, the terms “Subsidiary” shall not include a Specified Affiliate of the Parent for purposes of clauses (a) and (b) above and, if the Parent shall have any Specified Affiliates during any period covered by the financial statements delivered pursuant to clauses (a) or (b) above, the Parent and the Borrower shall deliver (A) financial statements of the character specified in clauses (a) and (b) above for such Specified Affiliates within the time periods set forth in clauses (a) and (b) above, and (B) on a combined basis, financial statements of the character specified in clauses (a) and (b) above for the Parent, its Subsidiaries and such Specified Affiliates accompanied by the opinions and certificates specified in clauses (b) and (c) above within the time periods set forth in clauses (a), (b) and (c) above. As to any information contained in materials furnished pursuant to Section 6.01(h), the Borrower shall not be separately required to furnish such information under clauses (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in clauses (a) and (b) above at the times specified therein. Documents required to be delivered pursuant to clauses (a), (b), (g) or (h) (to the extent any such documents are included in materials otherwise filed or furnished with the SEC) above may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access without charge (whether a commercial, third-party website or whether sponsored by -86- LEGAL02/47543734v6 the Administrative Agent); provided that: (i) upon the request of the Administrative Agent or any Lender, the Borrower shall deliver paper copies of such documents to such Administrative Agent or such Lender, respectively, until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender, respectively, and (ii) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.01(c) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Each of the Parent and the Borrower hereby acknowledges that (a) the Administrative Agent and/or WFS will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Parent and the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Parent, the Borrower or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each of the Parent and the Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” each of the Parent and the Borrower shall be deemed to have authorized the Administrative Agent, WFS, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Parent, the Borrower or their respective securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Confidential Information, they shall be treated as set forth in Section 9.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and WFS shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform that is not designated “Public Side Information.” 6.02 Payment of Obligations. Each of the Parent and the Borrower will pay and discharge, and will cause each of their respective Subsidiaries to pay and discharge, at or before maturity, or prior to expiration of applicable notice, grace and curative periods, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each of their respective Subsidiaries to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same. 6.03 Maintenance of Property; Insurance. (a) Each of the Parent and the Borrower will keep, and will cause each of their respective Subsidiaries to keep, or will in the ordinary course of business cause the tenants of respective properties to keep, all property materially useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted. -87- LEGAL02/47543734v6

(b) Each of the Parent and the Borrower will maintain, and will cause each of their respective Subsidiaries to maintain, with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business, and will furnish to the Lenders, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried. The insurance described in this Section 6.03 may be carried by the tenants under the respective tenant leases of such properties in lieu of by the Parent, the Borrower or their respective Subsidiaries so long as the Parent, the Borrower or the respective Subsidiary is named as loss payee and additional insured with respect to such insurance. 6.04 Conduct of Business and Maintenance of Existence. Each of the Parent and the Borrower will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Parent, the Borrower and each of their respective Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each of their respective Subsidiaries to preserve, renew and keep in full force and effect their respective organizational existences and, with respect to the Parent and the Borrower, their respective jurisdictions of organization shall remain in the United States (except with the written consent of the Administrative Agent and each Lender) and, except for any such rights, privileges and franchises the failure to preserve which would not in the aggregate have a Material Adverse Effect; provided that nothing in this Section 6.04 shall prohibit (a) the merger of a Subsidiary into Parent or the Borrower or the merger or consolidation of any Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Wholly Owned Consolidated Subsidiary of the Parent and if, in each case, after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and a responsible officer of the Borrower shall deliver to the Administrative Agent an officer’s certificate representing that after giving effect to the transaction (i) the Parent and the Borrower are in compliance with the terms of the Credit Agreement on a pro forma basis and (ii) no Default or Event of Default shall then exist, or (b) the termination of the corporate existence of any Subsidiary or the discontinuation of any line of business of the Parent, the Borrower or any of their respective Subsidiaries if the Borrower in good faith determines that such termination is in the best interest of the Parent, the Borrower or such Subsidiary, as the case may be, and is not materially disadvantageous to the Lenders. 6.05 Compliance with Laws. (a) Each of the Parent and the Borrower will comply, and cause each of their respective Subsidiaries to comply, in all material respects with all applicable Law, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) the failure to comply with which would reasonably be expected to have a Material Adverse Effect, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings. (b) Each of the Parent and the Borrower will (i) maintain in effect and enforce policies and procedures designed to ensure compliance by the Parent, the Borrower, their respective Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (ii) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification, if any, of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (iii) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. -88- LEGAL02/47543734v6

6.06 Inspection of Property, Books and Records. Each of the Parent and the Borrower will keep, and will cause each of their respective Subsidiaries to keep, proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities; and, except to the extent prohibited by applicable Law, rule, regulations or orders, will permit, and will cause each of their respective Subsidiaries to permit, representatives of the Administrative Agent or any Lender at such Person’s expense (which expense shall not be subject to reimbursement by the Borrower hereunder except in the case of the Administrative Agent while an Event of Default exists) to visit and inspect any of their respective properties (subject to the rights of tenants in possession thereof and to any limitations on the inspection rights of the Parent or the Borrower in connection therewith), to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, upon reasonable prior written notice to the Borrower, all at such reasonable times and as often as may reasonably be desired, without unreasonable interference to the business operations of the Parent, the Borrower or their respective Subsidiaries; provided, however, that no such notice shall be required by the Administrative Agent while an Event of Default exists. 6.07 Negative Pledge. Each of the Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: (a) Liens pursuant to any Credit Document securing the Obligations hereunder, including Cash Collateral pledged to secure obligations of Defaulting Lenders as provided in Section 2.14; (b) Liens in favor of a Lender or any of its Affiliates pursuant to a Swap Contract permitted hereunder, but only to the extent that (i) the obligations under such Swap Contract are permitted under Section 6.10, (ii) such Liens are on the same collateral that secures the Obligations, and (iii) the obligations under such Swap Contract and the Obligations share pari passu in the collateral subject to such Liens; (c) mortgage Liens to the extent not prohibited, both before and after giving effect thereto on a pro forma basis, by the provisions of the financial covenants set out in Section 6.16; (d) Liens for taxes not yet due or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) carriers’, landlords’, sublandlords’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (f) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; -89- LEGAL02/47543734v6

(g) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (h) easements, rights-of-way, restrictions and other similar encumbrances (including zoning restrictions) affecting real property that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (i) Liens of a judgment debtor securing judgments for the payment of money not constituting an Event of Default under Section 7.01(k) or securing appeal or other surety bonds related to such judgments; (j) Liens securing reimbursement obligations with respect to trade letters of credit issued in the ordinary course of business, provided that such Liens attach only to the assets being acquired with the proceeds of such letters of credit; (k) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien, to the extent that such Lien is permitted by any of the foregoing clauses of this Section, and provided that such Indebtedness is not increased and is not secured by any additional assets; (l) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business, or (iii) in favor of a banking or other financial institution arising as a matter of Law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions; (m) Liens arising from precautionary Uniform Commercial Code (or equivalent statutes) financing statements or similar public filings; (n) Liens (i) solely on any cash earnest money deposits made by the Borrower or any of Borrower’s other Subsidiaries in connection with any letter of intent or purchase agreement or (ii) consisting of an agreement to dispose of any property; (o) the rights of tenants and landlords under leases (including ground leases), subleases, licenses or other use agreements, managers under management agreements or franchisors under franchise agreements, in each case, not interfering in any material respect with the ordinary conduct of business of such Person; and (p) Liens securing Indebtedness of any Subsidiary or Specified Affiliate owing to the Borrower. 6.08 Consolidations and Mergers. Each of the Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, consolidate or merge with or into any Person except as may be permitted in accordance with Section 6.04. -90- LEGAL02/47543734v6

6.09 Creation of Subsidiaries. Each of the Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, create any Subsidiary except for the creation of a Wholly Owned Subsidiary of the Borrower or a Specified Affiliate provided that (i) such Subsidiary or Specified Affiliate is organized under the laws of a jurisdiction within the United States of America and (ii) no Default or Event of Default exists immediately prior to or after the creation of such Subsidiary or Specified Affiliate. 6.10 Incurrence and Existence of Debt. Each of the Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness of the Borrower and its Subsidiaries under the Credit Documents; (b) Indebtedness outstanding on the date hereof and listed on Schedule 5.12 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder; (c) Support Obligations of the Borrower or any of its Subsidiaries in respect of Indebtedness otherwise permitted hereunder; (d) (x) obligations (contingent or otherwise) of the Borrower or any of its Subsidiaries existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”; and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; or (y) obligations (contingent or otherwise) of the Parent, the Borrower or any of their respective Subsidiaries existing or arising under any Bond Hedge Transaction or Warrant Transaction; (e) (i) publicly issued or privately placed Funded Debt of the Borrower issued or placed after the Closing Date, provided that the final maturity thereof shall not be prior to the latest Termination Date hereunder; or (ii) Convertible Indebtedness; (f) Funded Debt of the Borrower or any of its Subsidiaries secured by mortgage liens, provided that, while an Event of Default exists, no additional Funded Debt of the Borrower or any of its Subsidiaries secured by mortgage liens shall be incurred; (g) unsecured inter-company Indebtedness between and among the Borrower and its Subsidiaries, provided that any such Indebtedness under this subsection (g) owing by a Credit Party shall be subordinated in writing to the Obligations on terms acceptable to the Administrative Agent; -91- LEGAL02/47543734v6

(h) Indebtedness of the Borrower incurred through the issuance of short-term unsecured commercial paper notes in an aggregate principalface amount at any one time outstanding that would not violate the covenants set forth in Section 6.16 hereofnot to exceed $750,000,000; and (i) the unsecured notes of HRTI, LLC, a Maryland limited liability company (formerly named Healthcare Realty Trust Incorporated, a Maryland corporation), issued or placed pursuant to that certain Indenture dated as of May 15, 2001, and any exchanges thereof for unsecured notes issued by the Borrower; provided that the amount of such Indebtedness is not increased at the time of such exchange except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such exchange; provided, that in the case of Indebtedness incurred under clauses (e) through (h), immediately after giving effect to the incurrence or assumption thereof on a pro forma basis, the Parent, the Borrower and the other members of the Consolidated Group shall be in compliance with the terms of this Credit Agreement, including the financial covenants hereunder. 6.11 Transactions with Affiliates. Each of the Parent and the Borrower will not and will not permit any Subsidiary to enter into directly or indirectly any material transaction or material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Borrower), except in the ordinary course and pursuant to the reasonable requirements of the Borrower’s, the Parent’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Borrower, the Parent or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person that is not an Affiliate. 6.12 Use of Proceeds. The Extensions of Credit hereunder will be used (a) to finance the acquisition and development of healthcare real estate properties by the Borrower and its Subsidiaries, and (b) to finance the general corporate purposes of the Borrower and its Subsidiaries, including, without limitation, the payment of principal or interest with respect to any debt. No proceeds of any Loan will be used to purchase or carry any “margin stock” or to extend credit to others for the purpose of purchasing or carrying any “margin stock” in violation of Regulations U, T or X. The Borrower will not request any Extension of Credit, and the Parent and the Borrower shall not use, and shall ensure that the Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Extension of Credit, directly or to Borrower’s knowledge indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or any Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 6.13 Organization Documents. Subject to changes, including any dissolutions, permitted pursuant to this Credit Agreement: (a) each of the Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, amend its Organization Documents in any manner which could materially adversely affect the rights of the Lenders under the Credit Documents or their ability to enforce the same; and (b) the Parent will not -92- LEGAL02/47543734v6 amend its Organization Documents in a manner which would permit a single shareholder (as determined for purposes hereof pursuant to the attribution provisions of Section 544 of the Internal Revenue Code as modified by Section 856 of the Internal Revenue Code) to own more than 30% of the outstanding stock in Parent. 6.14 [Reserved]. 6.15 [Reserved]. 6.16 Financial Covenants. The Parent and the Borrower will not: (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time to be greater than 60%; provided, however, that if such ratio is greater than 60% but is not greater than 65%, then the Parent and the Borrower shall be deemed to be in compliance with this subsection (a) so long as (i) the Parent or a Subsidiary of the Parent completed a Material Acquisition during the quarter in which such ratio first exceeded 60%, (ii) such ratio does not exceed 60% at any time after the three fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Parent and the Borrower have not maintained compliance with this subsection (a) in reliance on this proviso more than one time during the term of this Credit Agreement and (iv) such ratio is not greater than 65% at any time. (b) Consolidated Secured Leverage Ratio. Permit the Consolidated Secured Leverage Ratio at any time to be greater than 30%; provided, however, that if such amount is greater than 30% but is not greater than 40%, then the Parent and the Borrower shall be deemed to be in compliance with this subsection (b) so long as (i) the Parent or a Subsidiary of the Parent completed a Material Acquisition during the quarter in which such ratio first exceeded 30%, (ii) such ratio does not exceed 30% at any time after the three fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Parent and the Borrower have not maintained compliance with this subsection (b) in reliance on this proviso more than one time during the term of this Credit Agreement and (iv) such ratio is not greater than 40% at any time. (c) Consolidated Unencumbered Leverage Ratio. Permit the Consolidated Unencumbered Leverage Ratio at any time to be greater than 60%; provided, however, that if such ratio is greater than 60% but is not greater than 65%, then the Parent and the Borrower shall be deemed to be in compliance with this subsection (c) so long as (i) the Parent or a Subsidiary of the Parent completed a Material Acquisition during the quarter in which such ratio first exceeded 60%, (ii) such ratio does not exceed 60% at any time after the three fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Parent and the Borrower have not maintained compliance with this subsection (c) in reliance on this proviso more than one time during the term of this Credit Agreement and (iv) such ratio is not greater than 65% at any time. (d) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter to be less than 1.50:1.0. (e) Consolidated Unsecured Coverage Ratio. Permit the Consolidated Unsecured Coverage Ratio as of the end of any fiscal quarter to be less than 1.75:1.0. (f) [Reserved]. -93- LEGAL02/47543734v6

6.17 Specified Affiliates. The Borrower will give the Administrative Agent prompt notice of any Subsidiary of the Parent that to the Borrower’s knowledge becomes a Specified Affiliate subsequent to the Closing Date. 6.18 REIT Status. The Parent will continue to meet the requirements of Section 857(a) of the Internal Revenue Code and regulations thereunder. 6.19 Leases. Each of the Parent and the Borrower will not modify or amend any lease where the Parent or the Borrower is the lessor thereunder if such modification or amendment would have a Material Adverse Effect on the Borrower. 6.20 Favorable Treatment. The Borrower will not permit any of its Subsidiaries to issue, have outstanding, or give any guaranty or pledge of collateral (other than in connection with financing as permitted under Section 6.10(f) hereof) in respect of, any other Indebtedness (including, for the avoidance of doubt, any Convertible Indebtedness), unless such Subsidiary shall also give an equal and ratable guaranty and pledge of collateral of the loans and obligations hereunder (in substantially the form attached as Exhibit 6.20 or such other form as may be reasonably acceptable to the Administrative Agent and the Required Lenders) and become a Subsidiary Guarantor hereunder, without prejudice to any Event of Default that may arise under Section 6.07. With respect to any such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification with respect to such Subsidiary at least five (5) Business Days prior to the effective date of the Guaranty. 6.21 Limitations on Parent. For so long as this Agreement is in effect, and so long as the Parent is not a Guarantor, (i) the Parent shall directly own at least 95% of the Capital Stock of the Borrower, (ii) the Parent’s assets shall consist solely of Capital Stock of the Borrower or any Wholly Owned Subsidiaries whose assets consist solely of direct or indirect Capital Stock in the Borrower (provided, that the Parent may (A) have cash in an amount not to exceed $5,000,000, (B) have other assets of nominal value incidental to its ownership of such Capital Stock, (C) maintain assets on a temporary or pass-through basis that are held for subsequent payment of dividends or for contribution to any Subsidiary, and (D) have contract rights related to the Parent’s status as a public company, and (E) own rights under or with respect to a Bond Hedge Transaction) and (iii) neither the Parent nor any Wholly Owned Subsidiaries whose assets consist solely of direct or indirect Capital Stock in the Borrower (each a “Parent Entity”) shall have any liabilities other than liabilities that would be reflected in consolidated financial statements of the Borrower (for the avoidance of doubt, guaranties by the Parent of direct obligations of the Borrower which are reflected in the consolidated financial statements of the Borrower are considered “liabilities reflected in the consolidated financial statements of the Borrower” for purposes hereof) (provided, that any Parent Entity may have (1) other liabilities incidental to its status as a publicly traded REIT and not constituting liabilities in respect of Indebtedness for borrowed money, including liabilities associated with employment contracts, employee benefit matters, indemnification obligations pursuant to purchase and sale agreements and banker engagement letters in connection with transactions permitted under this Agreement and, (2) liabilities solely relating to the issuance of Capital Stock of the Parent Entity arising -94- LEGAL02/47543734v6 pursuant to any merger, purchase, acquisition or other similar agreements in connection with transactions permitted under Section 6.08, in each case other than liabilities constituting Indebtedness and (3) indemnification, notice, registration and other ministerial obligations and related liabilities in connection with any Bond Hedge Transaction, and any delivery obligations upon exercise and settlement or termination of any Warrant Transaction). If at any time the requirements set forth in this Section 6.21 are not satisfied, the Parent shall be required become a Guarantor by executing and delivering a Guaranty to the Administrative Agent. 6.22 Limitation on Certain Agreements. Each of the Parent and the Borrower will not, and will not permit their respective Subsidiaries to, enter into, assume or otherwise become subject to any agreement (i) restricting their ability to grant a lien on their property (except with respect to (A) those properties which are the subject of mortgage financing permitted under Section 6.10(f) hereof, so long as such restrictions do not prohibit the granting of liens on any property other than the applicable property securing the Funded Debt permitted under Section 6.10(f)), (B) the sale of a Subsidiary or assets pending such sale; provided that in any such case the restrictions apply only to the Subsidiary or the assets that are the subject of such sale, or (C) any agreement that evidences unsecured Indebtedness which contains restrictions on encumbering property that are substantially similar to those restrictions contained in this Agreement or the other Credit Documents, or (ii) restricting the ability of the Subsidiaries to give a guaranty of the loans and obligations hereunder. ARTICLE VII EVENTS OF DEFAULT AND REMEDIES 7.01 Events of Default. The occurrence of any of the following events shall constitute an event of default hereunder (individually, an “Event of Default” and collectively the “Events of Default”): (a) The Borrower shall fail to pay (i) when due any principal of any Loan or any reimbursement obligation owing on account of a drawing under a Letter of Credit or (ii) within five (5) days after the same shall become due, any interest on any Obligation or any fees or any other amount payable hereunder; (b) Default by the Parent or the Borrower in the due performance or observance of any term, covenant or agreement contained in Section 6.01(f), 6.04 (solely with respect to the continued existence of the Parent or the Borrower) or any of Section 6.07 through 6.22, inclusive; (c) The Parent, the Borrower or any other Credit Party shall fail to observe or perform any covenant or agreement contained in any Credit Document (other than those covered by clause (a) or (b) above) for thirty (30) days after the earlier of a responsible officer of the Borrower becoming aware of such failure or written notice of such failure shall have been given to the Borrower by the Administrative Agent; (d) Any representation, warranty, certification or statement made or deemed made by the Parent, the Borrower or any other Credit Party in any Credit Document or in any certificate, financial statement or other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made (or deemed made); -95- LEGAL02/47543734v6

(e) The Borrower, the Parent or any of their respective Material Subsidiaries shall fail to make any payment in respect of any Indebtedness (other than the Obligations) in an aggregate amount in excess of $50,000,000 when due and such failure shall continue beyond any applicable grace period; (f) Any event or condition shall occur which would cause or permit the acceleration of the maturity of any Indebtedness (other than the Obligations) of the Borrower, the Parent or any Material Subsidiary in an aggregate amount in excess of $50,000,000 or enables the holder of such Indebtedness or any Person acting on such holder’s behalf to accelerate the maturity thereof; (it being understood, for the avoidance of doubt, that none of the following events will, in and of themselves, be a Default or Event of Default under this Section 7.01(f): (x) the occurrence of any customary event or condition that vests the right of any holder of Convertible Indebtedness to submit any Convertible Indebtedness for conversion, exchange or exercise in accordance with its terms; (y) any actual conversion, exchange or exercise of any Convertible Indebtedness in accordance with its terms; or (z) the calling of any Convertible Indebtedness for redemption in accordance with its terms; provided, in the case of each of the foregoing clauses (x), (y) and (z), that such event or condition does not result from a breach or violation by any Convertible Indebtedness Party of the terms of such Convertible Indebtedness; (g) The Borrower, the Parent or any Material Subsidiary of the Borrower or the Parent shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate, limited liability company or partnership action to authorize any of the foregoing; (h) An involuntary case or other proceeding shall be commenced against the Borrower, the Parent or any Material Subsidiary of the Borrower or Parent seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days; or an order for relief shall be entered against the Borrower, the Parent or any Material Subsidiary of the Borrower or the Parent under the federal bankruptcy laws as now or hereafter in effect; (i) The Borrower, the Parent or any Material Subsidiary of the Borrower or Parent shall admit in writing its inability to pay its debts as and when they fall due; (j) (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of a Credit Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $20,000,000, or (ii) a Credit Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $20,000,000; -96- LEGAL02/47543734v6

(k) An uninsured, final, unappealable judgment or order for the payment of money in excess of $50,000,000 shall be rendered against the Borrower, the Parent or any of the Material Subsidiaries and such judgment or order shall continue unsatisfied and unstayed for a period of thirty (30) days; (l) (i) The voting interests in any Specified Affiliate shall be held by a Person other than a director, officer or employee of the Parent or the Borrower, (ii) the Borrower shall fail to own substantially all of the economic interest in any Specified Affiliate and the remainder of such economic interest shall be held by a Person other than directors, officers and/or employees or (iii) a Specified Affiliate shall engage in any of the actions or activities that are limited or restricted by Article VI hereof; (m) Except as to any Guarantor which is dissolved, released or merged or consolidated out of existence as the result of or in connection with a dissolution, merger or consolidation permitted by Section 6.04, any guaranty of the loans and obligations hereunder or any material provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor’s obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; (n) The occurrence of a Change of Control; or (o) Any Credit Party shall (or shall attempt to) disavow, revoke or terminate any Credit Document or any Fee Letter to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Credit Document or any Fee Letter or any Credit Document or any Fee Letter shall cease to be in full force and effect (except as a result of the express terms thereof or the express written agreement of the parties thereto); then, and in every such event, the Administrative Agent shall during the continuance of such Event of Default (i) if requested by the Required Lenders, by notice to the Borrower terminate the Commitments, (ii) if requested by the Required Lenders, by notice to the Borrower declare the principal of, and all accrued interest on, the Loans and all other amounts payable by the Borrower hereunder to be, and such Loans and amounts shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (iii) provide Cash Collateral in an amount equal to 103% of the L/C Obligations for deposit into the Letter of Credit Collateral Account, and (iv) take such other actions as are directed by the Required Lenders; provided that in the case of any Event of Acceleration, without any notice to the Borrower or any other act by the Administrative Agent or any Lender, the Commitments shall automatically terminate and the principal of, and all accrued interest on, the Loans and all other amounts payable by the Borrower hereunder shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and provided further that the Administrative Agent may terminate commitments, declare the Loans and Obligations hereunder immediately due and payable and demand Cash Collateral for the L/C Obligations without prior notice to or the consent of the Lenders where it determines such action is warranted and appropriate based on the facts and circumstances. Subject to the request or direction of the Required Lenders as provided above, the Administrative Agent shall have the exclusive right to enforce the remedies available under this Credit Agreement during the continuance of any Event of Default hereunder. -97- LEGAL02/47543734v6

7.02 Application of Funds. After the exercise of remedies provided for in Section 7.01 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to provide Cash Collateral as set forth in the proviso to Section 7.01), any amounts received on account of the Obligations (whether as a result of the exercise of the right of set off pursuant to Section 9.09 or otherwise) shall be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among the Lenders in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Obligations, and (b) the Administrative Agent for the account of the L/C Issuers, to provide Cash Collateral for that portion of the L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among such parties in proportion to the respective amounts described in this clause Fourth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full (other than contingent indemnification, expense reimbursement obligations and other contingent obligations for which no claim has been asserted), to the Borrower or as otherwise required by Law. 7.03 Letter of Credit Collateral Account. (a) As collateral security for the prompt payment in full when due of all L/C Obligations and the other Obligations, the Borrower hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent, the L/C Issuers and the Lenders as provided herein, a security interest in all of its right, title and interest in and to the Letter of Credit Collateral Account and the balances from time to time in the Letter of Credit Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Letter of Credit Collateral Account shall not constitute payment of any L/C Obligations until applied by the L/C Issuers as provided herein. Anything in this Credit Agreement to the contrary notwithstanding, funds held in the Letter of Credit Collateral Account shall be subject to withdrawal only as provided in this Section. (b) Amounts on deposit in the Letter of Credit Collateral Account shall be invested and reinvested by the Administrative Agent in such Cash Equivalents as the Administrative Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Administrative Agent for the ratable benefit of the Administrative Agent, the L/C Issuers and the Lenders; provided, that all earnings on such investments will be credited to and retained in the Letter of Credit Collateral Account. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit -98- LEGAL02/47543734v6

Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Letter of Credit Collateral Account. (c) If a drawing pursuant to any Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower and the Lenders authorize the Administrative Agent to use the monies deposited in the Letter of Credit Collateral Account to reimburse such L/C Issuer for the payment made by such L/C Issuer to the beneficiary with respect to such drawing. (d) If an Event of Default exists, the Administrative Agent may (and, if instructed by the Required Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and apply the proceeds thereof to the Obligations in accordance with Section 7.02. Notwithstanding the foregoing, the Administrative Agent shall not be required to liquidate and release any such amounts if such liquidation or release would result in the amount available in the Letter of Credit Collateral Account to be less than the Stated Amount of all Extended Letters of Credit that remain outstanding. (e) So long as no Default or Event of Default exists, and to the extent amounts on deposit in or credited to the Letter of Credit Collateral Account exceed the aggregate amount of the L/C Obligations then due and owing, the Administrative Agent shall, from time to time, at the written request of the Borrower, deliver to the Borrower within 10 Business Days after the Administrative Agent’s receipt of such request from the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such amount of the credit balances in the Letter of Credit Collateral Account as exceeds the aggregate amount of L/C Obligations at such time. Upon the expiration, termination or cancellation of an Extended Letter of Credit for which the Lenders reimbursed (or funded participations in) a drawing deemed to have occurred under the fourth sentence of Section 2.03(b) for deposit into the Letter of Credit Collateral Account but in respect of which the Lenders have not otherwise received payment for the amount so reimbursed or funded, the Administrative Agent shall promptly remit to the Lenders the amount so reimbursed or funded for such Extended Letter of Credit that remains in the Letter of Credit Collateral Account, pro rata in accordance with the respective unpaid reimbursements or funded participations of the Lenders in respect of such Extended Letter of Credit, against receipt but without any recourse, warranty or representation whatsoever. When all of the Obligations shall have been paid in full (other than contingent indemnification, expense reimbursement or other contingent obligations for which no claim has been asserted) and no Letters of Credit remain outstanding, the Administrative Agent shall deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Letter of Credit Collateral Account. (f) The Borrower shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent’s administration of the Letter of Credit Collateral Account and investments and reinvestments of funds therein. -99- LEGAL02/47543734v6

ARTICLE VIII ADMINISTRATIVE AGENT 8.01 Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Credit Agreement and the other Credit Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Credit Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Credit Agreement or the Credit Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Credit Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article VI. that the Borrower is not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Borrower, any other Credit Party or any other Affiliate of the Borrower, pursuant to this Credit Agreement or any other Credit Document not already delivered or otherwise made available to such Lender pursuant to the terms of this Credit Agreement or any such other Credit Document. As to any matters not expressly provided for by the Credit Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or all of the Lenders if explicitly required under any other provision of this Credit Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Credit Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Credit Agreement or any other Credit Document or applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Credit Document upon the occurrence of a Default or an Event of Default unless the Required Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Credit Agreement or any of the other Credit Documents in accordance with the instructions of the Required Lenders, or where applicable, all the Lenders. 8.02 Wells Fargo as Lender. Wells Fargo, as a Lender shall have the same rights and powers under this Credit Agreement and any other Credit Document as any other Lender and may exercise the same as though it were not the -100- LEGAL02/47543734v6

Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include Wells Fargo in each case in its individual capacity. Wells Fargo and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any other Credit Party or any other Affiliate thereof as if it were any other bank and without any duty to account therefor to the L/C Issuers or other Lenders. Further, the Administrative Agent and any Affiliate may accept fees and other consideration from the Borrower for services in connection with this Credit Agreement or otherwise without having to account for the same to the L/C Issuers or the other Lenders. The L/C Issuers and the Lenders acknowledge that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding the Borrower, other Credit Parties, other Subsidiaries and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. 8.03 Approvals of Lenders. All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Borrower in respect of the matter or issue to be resolved. Except for the amendments, consents or waivers that require the approval of specific Lenders or the Administrative Agent as set forth in clauses (a) through (g) of Section 9.01, unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the requested determination, consent, approval or disapproval within ten (10) Business Days (or such lesser or greater period as may be specifically required under the express terms of the Credit Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved of or consented to such requested determination, consent, approval or disapproval. 8.04 Notice of Events of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default (other than under Section 7.01(a)) unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Credit Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If any Lender (excluding the Lender which is also acting as Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”; provided, the failure to provide such a “notice of default” to the Administrative Agent shall not result in any liability of such Lender to any other party to this Credit Agreement. Further, if the Administrative Agent receives such a “notice of default,” the Administrative Agent shall give prompt notice thereof to the Lenders. 8.05 Administrative Agent’s Reliance. Notwithstanding any other provisions of this Credit Agreement or any other Credit Documents, neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or not taken by it under or in connection with this Credit Agreement or any other Credit Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a -101- LEGAL02/47543734v6 final non-appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent may consult with legal counsel (including its own counsel or counsel for the Borrower or any other Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel: (a) makes any warranty or representation to any Lender, any L/C Issuer or any other Person, or shall be responsible to any Lender, any L/C Issuer or any other Person for any statement, warranty or representation made or deemed made by the Borrower, any other Credit Party or any other Person in or in connection with this Credit Agreement or any other Credit Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Credit Agreement or any other Credit Document or the satisfaction of any conditions precedent under this Credit Agreement or any Credit Document on the part of the Borrower or other Persons, or to inspect the property, books or records of the Borrower or any other Person; (c) shall be responsible to any Lender or any L/C Issuer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement or any other Credit Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lenders and the L/C Issuers in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Credit Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Credit Agreement or any other Credit Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Credit Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment. 8.06 Lender Credit Decision. Each of the Lenders and each of the L/C Issuers expressly acknowledges and agrees that none of the Administrative Agent, the Sustainability Structuring Agent nor any of their respective officers, directors, employees, agents, counsel, attorneys-in-fact or other Affiliates has made any representations or warranties to such L/C Issuer or such Lender and that no act by the Administrative Agent or the Sustainability Structuring Agent hereafter taken, including any review of the affairs of the Borrower, any other Credit Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Administrative Agent or Sustainability Structuring Agent to any L/C Issuer or any Lender. Each of the Lenders and each of the L/C Issuers acknowledges that it has made its own credit and legal analysis and decision to enter into this Credit Agreement and the transactions contemplated hereby, independently and without reliance upon the Administrative Agent, the Sustainability Structuring Agent, any other Lender or counsel to the Administrative Agent, the Sustainability Structuring Agent, or any of their respective officers, directors, employees, agents or counsel, and based on the financial statements of the Borrower, the other Credit Parties, the other Subsidiaries and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrower, the other Credit Parties, the other Subsidiaries and other Persons, its review of the Credit Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate. Each of the Lenders and each of the L/C Issuers also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Sustainability Structuring Agent, any other Lender or counsel to the Administrative Agent, the Sustainability Structuring Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem -102- LEGAL02/47543734v6 appropriate at the time, continue to make its own decisions in taking or not taking action under the Credit Documents. Neither the Administrative Agent nor the Sustainability Structuring Agent shall be required to keep itself informed as to the performance or observance by the Borrower or any other Credit Party of the Credit Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Borrower, any other Credit Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders and the L/C Issuers by the Administrative Agent or the Sustainability Structuring Agent under this Credit Agreement or any of the other Credit Documents, neither the Administrative Agent nor the Sustainability Structuring Agent shall have any duty or responsibility to provide any Lender or the L/C Issuers with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any other Credit Party or any other Affiliate thereof which may come into possession of the Administrative Agent, the Sustainability Structuring Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or other Affiliates. Each of the Lenders and each of the L/C Issuers acknowledges that the Administrative Agent’s and the Sustainability Structuring Agent’s legal counsel in connection with the transactions contemplated by this Credit Agreement is only acting as counsel to the Administrative Agent and the Sustainability Structuring Agent, as applicable, and is not acting as counsel to any Lender or any L/C Issuer. 8.07 Successor Administrative Agent and Successor Sustainability Structuring Agent. (a) The Administrative Agent may resign at any time as Administrative Agent under the Credit Documents by giving at least 30 days prior written notice thereof to the Lenders and the Borrower. The Administrative Agent may be removed as Administrative Agent by all of the Lenders (other than the Lender then acting as Administrative Agent) upon 30 days’ prior written notice if the Administrative Agent: (i) is found by a court of competent jurisdiction in a final, non-appealable judgment to have committed gross negligence or willful misconduct in the course of performing its duties hereunder or (ii) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed; provided that the Borrower shall be deemed to have consented to any such appointment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after receiving notice thereof. If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current Administrative Agent’s giving of notice of resignation or after such removal, then the current Administrative Agent may, on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no Lender has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made to each Lender and each L/C Issuer directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Lenders and such L/C Issuer so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the Administrative Agent as if each such Lender and each such L/C Issuer were itself the Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor -103- LEGAL02/47543734v6

Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Credit Documents. Any resignation by an Administrative Agent shall also constitute the resignation as an L/C Issuer by the Lender then acting as Administrative Agent (the “Resigning Lender”). Upon the acceptance of a successor’s appointment as Administrative Agent hereunder and the assignment of any Cash Collateral and interest in the Letter of Credit Collateral Account to the successor (i) the Resigning Lender shall be discharged from all duties and obligations of an L/C Issuer hereunder and under the other Credit Documents and (ii) the successor L/C Issuer shall issue letters of credit in substitution for all Letters of Credit issued by the Resigning Lender as L/C Issuer outstanding at the time of such succession (which letters of credit issued in substitutions shall be deemed to be Letters of Credit issued hereunder) or make other arrangements satisfactory to the Resigning Lender to effectively assume the obligations of the Resigning Lender with respect to such Letters of Credit. After any Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Credit Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Credit Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice. (b) The Sustainability Structuring Agent may resign, and its engagement as such may be terminated, by giving at least 30 days prior written notice thereof to the Borrower and the Lenders. The Sustainability Structuring Agent’s engagement hereunder may also be terminated by the Borrower at any time upon not less than 30 days’ prior written notice by the Borrower to the Sustainability Structuring Agent. 8.08 Titled Agents. Each of the Arrangers, the Co-Syndication Agents, the Joint Book Runners and the Sustainability Structuring Agent (each a “Titled Agent”) in each such respective capacity, assumes no responsibility obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, any L/C Issuer, the Borrower or any other Credit Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled. 8.09 Indemnification of Administrative Agent. Each Lender agrees to indemnify the Administrative Agent, in its capacity as such, and the Sustainability Structuring Agent, in its capacity as such (in each case, to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), pro rata in accordance with such Lender’s respective Credit Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and reasonable out-of-pocket costs and expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent or the Sustainability Structuring Agent (in its capacity as Administrative Agent or Sustainability Structuring Agent, as the case may be, but not as a Lender) in any way relating to or arising out of the Credit Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Sustainability Structuring Agent under the Credit Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Administrative Agent’s (in the case of Indemnifiable Amounts owing to it) or the Sustainability Structuring Agent’s (in the case of -104- LEGAL02/47543734v6

Indemnifiable Amounts owing to it) gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, further, that no action taken in accordance with the directions of the Required Lenders, Required Class Lenders, Required Revolving Lenders or all of the Lenders, if expressly required hereunder shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent and the Sustainability Structuring Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its Credit Percentage (determined as of the time that the applicable reimbursement is sought) of any out-of-pocket expenses (including the reasonable and documented fees and expenses of the counsel to the Administrative Agent and/or Sustainability Structuring Agent, as applicable) incurred by the Administrative Agent or the Sustainability Structuring Agent, as applicable, in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Credit Documents, any suit or action brought by the Administrative Agent or the Sustainability Structuring Agent to enforce the terms of the Credit Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent, the Sustainability Structuring Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent, the Sustainability Structuring Agent and/or the Lenders arising under any Environmental Laws. Such out-of-pocket expenses (including reasonable and documented counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent or the Sustainability Structuring Agent, as the case may be, notwithstanding any claim or assertion that the Administrative Agent or the Sustainability Structuring Agent, as applicable, is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent or the Sustainability Structuring Agent, as applicable, that the Administrative Agent or Sustainability Structuring Agent, as applicable, will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent or the Sustainability Structuring Agent, as applicable, is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other Obligations and the termination of this Credit Agreement. If the Borrower shall reimburse the Administrative Agent or the Sustainability Structuring Agent for any Indemnifiable Amount following payment by any Lender to the Administrative Agent or the Sustainability Structuring Agent in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent or the Sustainability Structuring Agent, as the case may be, shall share such reimbursement on a ratable basis with each Lender making any such payment. 8.10 Erroneous Payments. (a) Each Lender, each L/C Issuer and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or L/C Issuer or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or L/C Issuer (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in -105- LEGAL02/47543734v6 clauses (i) or (ii) of this Section 8.10(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 9.07 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all -106- LEGAL02/47543734v6 amounts at any time owing to such Payment Recipient under any Credit Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 8.10 or under the indemnification provisions of this Credit Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Credit Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Credit Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 8.10 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document. (g) Nothing in this Section 8.10 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. 8.11 [Reserved]. 8.12 Sustainability Structuring Agent. The Sustainability Structuring Agent will (i) assist the Borrower in determining the KPI Metrics Pricing Provisions in connection with the KPI Metrics Amendment and (ii) assist the Borrower in preparing informational materials focused on environmental targets to be used in connection with the KPI Metrics Amendment, in each case, based upon the information provided by the Borrower with respect to the applicable KPIs or environmental rating targets selected in accordance with Section 9.01; provided that the Sustainability Structuring Agent (x) shall have no duty to ascertain, inquire into or otherwise independently verify any such information and (y) shall have no responsibility for (and shall not be liable for) the completeness or accuracy of any such information. ARTICLE IX MISCELLANEOUS 9.01 Amendments, Etc. No amendment or waiver of, or any consent to deviation from, any provision of this Credit Agreement or any other Credit Document shall be effective unless in writing and signed by the Parent, the Borrower and the other Credit Parties, as the case may be, and except as expressly provided herein below, the Required Lenders (or the Administrative Agent for and on behalf of the Required Lenders at their direction) and acknowledged by the Administrative Agent, and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given; provided, however, that: -107- LEGAL02/47543734v6

(a) No such amendment, waiver or consent shall be effective without the written consent of each Lender directly affected thereby (whose consent shall be sufficient therefore without the consent of the Required Lenders) where the effect would be to: (i) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 7.01), it being understood that the amendment or waiver of an Event of Default or a mandatory reduction or a mandatory prepayment in Commitments shall not be considered an increase in Commitments, (ii) waive non-payment or postpone any date fixed by this Credit Agreement or any other Credit Document for any payment of principal, interest, fees or other amounts due to any Lender hereunder or under any other Credit Document, (iii) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Obligations, or any fees or other amounts payable hereunder or under any other Credit Document; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder, (iv) change Section 2.18, Section 7.02 or any other provision of this Credit Agreement regarding pro rata sharing or pro rata funding with respect to (A) the making of advances (including participations), (B) the manner of application of payments or prepayments of principal, interest, or fees, (C) the manner of application of reimbursement obligations from drawings under Letters of Credit, or (D) the manner of reduction of commitments and committed amounts, (v) change any provision of this Section 9.01(a) or the definition of “Required Lenders”, “Required Class Lenders” or “Required Revolving Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, (vi) release all or substantially all of the Guarantors, if any, from their obligations hereunder (other than as provided herein or as appropriate in connection with transactions permitted hereunder), or (vii) eliminate or otherwise modify the requirement to deliver Cash Collateral pursuant to Section 2.03(b) (it being understood that each Lender having a Commitment shall be deemed to be adversely affected by any such elimination or modification); (b) Unless also agreed to by the L/C Issuers, no such amendment, waiver or consent shall be effective without the written consent of the L/C Issuers where the effect would be to affect the rights and duties of the L/C Issuers under this Credit Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (c) [reserved]; (d) Unless also agreed to by the Administrative Agent, no such amendment, waiver or consent shall be effective without the written consent of the Administrative Agent where the effect would -108- LEGAL02/47543734v6 be to affect the rights or duties of the Administrative Agent under this Credit Agreement or any other Credit Document; (e) Unless also agreed to by the Sustainability Structuring Agent, no such amendment, waiver or consent shall be effective without the written consent of the Sustainability Structuring Agent where the effect would be to affect the rights or duties of the Sustainability Structuring Agent under this Credit Agreement or any other Credit Document; (f) While any Term Loans remain outstanding, unless also agreed to by the Required Revolving Lenders, no such amendment, waiver or consent shall amend, modify or waive (A) Section 4.02 or any other provision of this Credit Agreement if the effect of such amendment, modification or waiver is to require the Lenders to make Loans when such Lenders would not otherwise be required to do so or (B) the amount of the L/C Committed Amount; (g) While any Incremental Term Loans remain outstanding, any term of this Credit Agreement or any other Credit Document relating to the rights or obligations of the Lenders holding such Incremental Term Loans not adverse to the rights of any Lender holding a Commitment, including any provision that becomes a part of this Credit Agreement solely as a result of an amendment to this Credit Agreement entered into in compliance with Section 2.16, may be amended, and the performance or observance thereof by any Credit Party or any of its Subsidiaries may be waived with the written consent of only such Lenders (and in the case of any such amendment to any Credit Document, the written consent of each Credit Party a party thereto), without the need to obtain the consent of any of the other Lenders; and (h) Notwithstanding the foregoing, the Administrative Agent (and, if applicable, the Borrower) may, without the consent of any Lender, enter into amendments or modifications to this Credit Agreement or any of the other Credit Documents or to enter into additional Credit Documents in order to implement any Benchmark Replacement or any Conforming Changes or otherwise effectuate the terms of Section 3.03(c) in accordance with the terms of Section 3.03(c); and provided further, that notwithstanding anything to the contrary contained herein: (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that other than as provided in Section 9.15: (A) the Commitment of such Defaulting Lender may not be increased or extended and the principal amount of the Loans or L/C Obligations of such Defaulting Lender may not be decreased, and (B) the rate of interest for such Defaulting Lender may not be decreased (except as expressly provided in clause (a)(iii) above) and the pro rata sharing and funding provisions referenced in clause (a)(iv) above may not be changed, in either case in a way that would affect the Defaulting Lender more adversely than the other affected Lenders, without, in any such case, the consent of such Defaulting Lender, and (ii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy or insolvency reorganization plan that affects the Loans, (iii) each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein, (iv) the Required Lenders may consent to allow a Credit Party to use -109- LEGAL02/47543734v6

Cash Collateral in the context of a bankruptcy or insolvency proceeding, and (v) a Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. (i) The Borrower may, by written notice to the Administrative Agent from time to time, request an extension (each, an “Extension”) of the maturity date of any Class of Loans and Commitments to the extended maturity date specified in such notice on the terms described below. (i) Such notice shall (A) set forth the amount of the applicable Class of Commitments and/or Loans that will be subject to the Extension (which shall be in a minimum amount of $50,000,000 and minimum increments of $25,000,000 in excess thereof (or such other amounts as may be acceptable to the Borrower and the Administrative Agent)), (B) set forth the date on which such Extension is requested to become effective (which shall be not less than ten (10) Business Days nor more than sixty (60) days after the date of such Extension notice (or such longer or shorter periods as the Administrative Agent shall agree in its sole discretion)) and (C) identify the relevant Class of Commitments and/or Loans to which such Extension relates. Each Lender of the applicable Class shall be offered (an “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions as each other Lender of such Class pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent and the Borrower. If the aggregate principal amount of Commitments or Loans in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Commitments or Loans, as applicable, subject to the Extension Offer as set forth in the Extension notice, then the Commitments or Loans, as applicable, of Lenders of the applicable Class shall be extended ratably up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Extension Offer. (ii) The following shall be conditions precedent to the effectiveness of any Extension: (A) no Default or Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such Extension, (B) the representations and warranties of Parent and the Borrower contained in Article V shall be deemed to be made and shall be true and correct in all material respects on and as of the effective date of such Extension; provided that any representation or warranty that is qualified as to “materiality”, Material Adverse Effect or similar language shall be true and correct in all respects on such effective date and any such representation or warranty that is stated to relate solely to an earlier date shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of such earlier date, (C) the L/C Issuers shall have consented to any Extension of the Commitments, to the extent that such Extension provides for the issuance or extension of Letters of Credit at any time during the extended period and (D) the terms of such Extended Commitments and Extended Term Loans shall comply with subclause (iii) of this Section 9.01(i). Notwithstanding any other provision of this Agreement to the contrary, in no event shall the Commitments or Loans of any Lender be extended pursuant to this Section 9.01(i) unless such Lender affirmatively accepts in writing the applicable Extension Offer, it being understood and agreed that a failure by a Lender to respond to any such Extension Offer shall be deemed to be a rejection by such Lender of such Extension Offer. (iii) The terms of each Extension shall be determined by the Borrower and the applicable extending Lenders and set forth in an Extension Amendment; provided that (A) the final maturity date of any Extended Commitment or Extended Term Loan shall be no earlier than the latest maturity date then in effect for any Class of Loans, (B)(x) there shall be no scheduled amortization of the loans or reductions of commitments under any Extended Commitments and -110- LEGAL02/47543734v6

(y) the average life to maturity of the Extended Term Loans shall be no shorter than the remaining average life to maturity of any of the existing Term Loans, (C) the Extended Revolving Loans and the Extended Term Loans will rank pari passu in right of payment and with respect to security (if any) with the existing Revolving Loans and the existing Term Loans and the borrower and guarantors of the Extended Commitments or Extended Term Loans, as applicable, shall be the same as the Borrower and Guarantors with respect to the existing Revolving Loans or existing Term Loans, as applicable, (D) the interest rate margin, rate floors, fees, original issue discount and premium applicable to any Extended Commitment (and the Extended Revolving Loans thereunder) and Extended Term Loans shall be determined by the Borrower and the applicable extending Lenders, (E)(x) the Extended Term Loans may participate on a pro rata or less than pro rata (but not greater than pro rata) basis in voluntary or mandatory prepayments with the other Term Loans and (y) borrowing and prepayment of Extended Revolving Loans, or reductions of Extended Commitments, and participation in Letters of Credit, shall be on a pro rata basis with the other Revolving Loans or Commitments (other than upon the maturity of the non-extended Revolving Loans and Commitments) and (F) the terms of the Extended Commitments or Extended Term Loans, as applicable, shall be substantially identical to the terms set forth herein (except as set forth in sub-clauses (A) through (E) above). (iv) In connection with any Extension, the Borrower, the Administrative Agent and each applicable extending Lender shall execute and deliver to the Administrative Agent an Extension Amendment and such other documentation as the Administrative Agent shall reasonably require to evidence the Extension. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension. Any Extension Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to implement the terms of any such Extension, including any amendments necessary to establish Extended Commitments or Extended Term Loans as a new Class or tranche of Commitments or Term Loans, as applicable, and such other technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Class or tranche (including to preserve the pro rata treatment of the extended and non-extended Classes or tranches and to provide for the reallocation of Revolving Credit Exposure upon the expiration or termination of the commitments under any Class or tranche), in each case on terms consistent with this Section. (j) KPI Metrics Amendments. (i) Prior to the twelve-month anniversary of the Closing Date, the Borrower, in consultation with the Sustainability Structuring Agent, may in its sole discretion seek to establish specified key performance indicators with respect to certain environmental goals of the Borrower and its Subsidiaries (such indicators, “KPI Metrics”) and thresholds or targets with respect thereto (in either case, such thresholds or targets, “SPTs”). The Administrative Agent and the Borrower (each acting reasonably and in consultation with the Sustainability Structuring Agent) may propose an amendment to this Agreement (such amendment, a “KPI Metrics Amendment”) solely for the purpose of incorporating the KPI Metrics, the SPTs and other related provisions (the “KPI Metrics Pricing Provisions”) into this Agreement. Any such KPI Metrics Amendment shall become effective upon (i) receipt by the Lenders of a lender presentation or memorandum in regard to the KPI Metrics and SPTs from the Borrower no later than ten (10) Business Days before the proposed effective date of such proposed KPI Metrics Amendment, (ii) the posting of such proposed KPI Metrics Amendment to all Lenders and the Borrower, (iii) the identification, and engagement at the Borrower’s cost and expense, of a sustainability assurance provider, which -111- LEGAL02/47543734v6 shall be a qualified external reviewer of nationally recognized standing, independent of the Borrower and its Affiliates and (iv) the receipt by the Administrative Agent of executed signature pages and consents to such KPI Metrics Amendment from the Borrowers, the Administrative Agent and Lenders comprising at least the Required Lenders. Upon the effectiveness of any such KPI Metrics Amendment, based on the Borrower’s performance against the KPI Metrics and SPTs, certain adjustments (increase, decrease or no adjustment) (such adjustments, the “KPI Metrics Applicable Rate Adjustments”) to the otherwise applicable Applicable Percentage may be made; provided that (x) the amount of any such adjustments made pursuant to a KPI Metrics Amendment shall not result in a decrease or an increase of more than (i) 0.030% in the Applicable Percentage as it relates to interest on the Term Loans during any fiscal year, (ii) 0.030% in the Applicable Percentage as it relates to interest on the Revolving Loans or Letter of Credit Fees during any fiscal year or (iii) 0.010% in the Applicable Percentage as it relates to the Facility Fee, in each case, which pricing adjustments shall be applied in accordance with the terms as further described in the KPI Metrics Pricing Provisions and (y) in no event shall any Applicable Percentage be less than zero (the provisions of this proviso, the “Sustainability Adjustment Limitations”). For the avoidance of doubt, the KPI Metrics Applicable Rate Adjustments shall not be cumulative year-over-year and shall only apply until the date on which the next adjustment is due to take place. The KPI Metrics, the Borrower’s performance against the KPI Metrics, and any related KPI Metrics Applicable Rate Adjustments resulting therefrom, will be determined based on certain Borrower certificates, reports and other documents, in each case, setting forth the KPI Metrics in a manner that is aligned with the Sustainability Linked Loan Principles, including with respect to the selection, setting, calculation, certification and measurement thereof. Following the effectiveness of a KPI Metrics Amendment, any modification to the KPI Metrics Pricing Provisions shall be subject only to the consent of the Borrower, the Administrative Agent and the Required Lenders so long as such modification does not have the effect of (1) increasing or decreasing the Sustainability Adjustment Limitations set forth in the KPI Metrics Amendment or (2) reducing any Applicable Percentage to less than zero. (ii) The Borrower, the Sustainability Structuring Agent, the Administrative Agent and the Lenders agree that neither the Loans nor the Commitments are, nor shall be, a deemed sustainability-linked loan unless and until the effectiveness of any KPI Metrics Amendment. Prior to the effectiveness of a KPI Metrics Amendment, the Borrower will not publish any materials or statements (including on any website of the Borrower, in the financial statements or annual reports of the Borrower or in any press release or public announcement issued by the Borrower) which refer to this Agreement being a sustainability-linked loan. (iii) Other than (i) increasing or decreasing the Sustainability Adjustment Limitations or (ii) reducing any Applicable Percentage to less than zero (which, for the avoidance of doubt, shall be subject to the written consent of “each Lender directly affected thereby”, in accordance with Section 9.01(a)), this Section 9.01(j) shall supersede any other clause or provision in Section 9.01 to the contrary, including any provision of Section 9.01(a) requiring the consent of “each Lender directly affected thereby”, for reductions in interest rates or fees payable thereunder. 9.02 Notices and Other Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: -112- LEGAL02/47543734v6

(i) if to the Parent, the Borrower, the Administrative Agent, the L/C Issuers to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 9.02; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile or other form of electronic transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuers pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE ADMINISTRATIVE AGENT AND THE AGENT-RELATED PERSONS DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT OR ANY AGENT-RELATED PERSON IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any Agent-Related Persons have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to -113- LEGAL02/47543734v6 have resulted from the gross negligence or willful misconduct of the Administrative Agent or such Agent-Related Person; provided, however, that in no event shall the Administrative Agent or any Agent-Related Person have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Parent, the Borrower, the Administrative Agent, any L/C Issuer may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent and the L/C Issuers. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the Sustainability Structuring Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the Sustainability Structuring Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 9.03 No Waiver; Cumulative Remedies. No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Credit Document, the authority to enforce rights and remedies hereunder and under the other Credit Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 7.01 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Credit Documents, (b) the L/C Issuers from exercising the rights and -114- LEGAL02/47543734v6 remedies that inure to its benefit (solely in its capacity as L/C Issuer) hereunder and under the other Credit Documents, (c) any Lender from exercising setoff rights in accordance with Section 9.09 (subject to the terms of Section 2.12), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Credit Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 7.01 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.12, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 9.04 Attorney Costs, Expenses and Taxes. The Borrower agrees (a) to pay directly to the provider thereof or to pay or reimburse the Administrative Agent and Sustainability Structuring Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Credit Agreement and the other Credit Documents, the preservation of any rights or remedies under this Credit Agreement and the other Credit Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Administrative Agent, the Sustainability Structuring Agent, each L/C Issuer, each Arranger, and each Lender for all costs and expenses incurred following an Event of Default in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Credit Agreement or the other Credit Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent, the Sustainability Structuring Agent or any Lender. All amounts due under this Section 9.04 shall be payable within ten (10) Business Days after demand therefor. The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. 9.05 Indemnification by the Borrower; Limitation of Liability. The Borrower shall indemnify and hold harmless the Administrative Agent, the Sustainability Structuring Agent, each Agent-Related Person, each L/C Issuer, each Arranger, each Lender and their respective Affiliates and other Related Parties (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever (subject to the provisions of Section 3.01 with respect to Taxes and Other Taxes) that may at any time be imposed on, incurred by or asserted against any such Indemnitee (whether by a Credit Party or any other party) in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Credit Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or threatened claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other -115- LEGAL02/47543734v6 theory and regardless of whether any such claim, litigation, investigation or proceeding is brought by the Borrower, any of its Affiliates, any of its creditors, or any other third party (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to an Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements (x) are determined by a court of competent jurisdiction in a final non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, or (y) result from a dispute among Indemnitees (other than disputes involving the Administrative Agent in its capacity or in fulfilling its role as such and any claims arising out of any act or omission on the part of the Parent, the Borrower or any Subsidiary thereof). None of the Administrative Agent, the Sustainability Structuring Agent, any Agent-Related Person, any L/C Issuer, any Arranger, any Lender nor any of their respective Affiliates or other Related Parties (each, a “Lender-Related Person”) shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Credit Agreement, and no Lender-Related Person or any Credit Party shall have any liability for any indirect, special, incidental, consequential or punitive damages relating to this Credit Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided, the foregoing shall not limit your obligation to indemnify and hold harmless any Indemnitee to the extent required above in respect of indirect, consequential, special or punitive damages asserted by any person other than you or your Affiliates. All amounts due under this Section 9.05 shall be payable within ten (10) Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the assignment by any Lender of any of its interests hereunder, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 9.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. 9.07 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment -116- LEGAL02/47543734v6 of a security interest subject to the restrictions of subsection (f) of this Section (and, subject to the last sentence of the immediately following subsection (b)) any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and Revolving Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $2,500,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $2,500,000, then such assigning Lender shall assign the entire amount of its Commitment and the Loans at the time owing to it; provided, further, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an -117- LEGAL02/47543734v6

Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of the L/C Issuers (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding). (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee Lender, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the assignee Lender and such transferor Lender, as appropriate. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Parent, the Borrower or any of their respective Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or to any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each L/C Issuer, and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Credit Percentage in respect of its Revolving Committed Amount. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs. -118- LEGAL02/47543734v6

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 9.04 and 9.05 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that expect to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent or any L/C Issuer, sell participations to any Person (other than (x) a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, (y) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (z) a Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (z)) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce such Lender’s rights under this Credit Agreement (subject to Section 9.03) and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 9.01 that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.12 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a -119- LEGAL02/47543734v6 non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Credit Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Resignation as L/C Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo assigns all of its Commitment and Revolving Loans pursuant to subsection (b) above, Wells Fargo may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as an L/C Issuer. In the event of any such resignation as an L/C Issuer, the Borrower shall be entitled to appoint (with such appointee’s consent) from among the Lenders a successor L/C Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Wells Fargo as an L/C Issuer. If Wells Fargo resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto. Upon the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Wells Fargo to effectively assume the obligations of Wells Fargo with respect to such Letters of Credit. (h) USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer”, the Beneficial Ownership Regulation and anti-money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law. -120- LEGAL02/47543734v6

9.08 Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors, representatives, consultants and service providers (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential); (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable Law or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Credit Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Credit Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 9.15 or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (g) with the consent of the Borrower; (h) to the extent such Confidential Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower; (i) to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement; and (j) on a confidential basis to (1) any rating agency in connection with rating the Borrower or its Subsidiaries or the Revolving Facility or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Revolving Facility. In addition, the Administrative Agent, the L/C Issuers and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent or any L/C Issuer or Lender in connection with the administration of this Agreement, the other Credit Documents, the Loans and the Commitments. For the avoidance of doubt, nothing in this Section shall prohibit or impede any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person. For purposes of this Section, “Confidential Information” means all information received from the Parent, the Borrower or any Subsidiary relating to the Parent, the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Parent, the Borrower or any Subsidiary, provided that, in the case of information received from the Parent, the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Confidential Information may include material non-public information concerning the Parent, the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. -121- LEGAL02/47543734v6

9.09 Set-off. In addition to any rights and remedies of the Administrative Agent, L/C Issuers and Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, each L/C Issuer, each Lender and each of their respective Affiliates are authorized at any time and from time to time, without prior notice to the Parent, the Borrower or any other Credit Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Credit Party) to the fullest extent permitted by Law, but in the case of an L/C Issuer, a Lender or any Affiliate of an L/C Issuer or a Lender, subject to receipt of the prior written consent of the Required Lenders exercised in their sole discretion, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Administrative Agent, such L/C Issuer, such Lender or any of their respective Affiliates to or for the credit or the account of the respective Credit Parties against any and all Obligations owing to the Administrative Agent, such L/C Issuer, such Lender or such Affiliate hereunder or under any other Credit Document, now or hereafter existing, irrespective of whether or not the Administrative Agent, such L/C Issuer, such Lender or such Affiliate shall have made demand under this Credit Agreement or any other Credit Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. Each L/C Issuer and each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such L/C Issuer or such Lender, and the Administrative Agent agrees promptly to notify the Borrower after any such set-off and application made by the Administrative Agent; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such right of setoff, all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers and the Lenders. 9.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid under the Credit Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 9.11 Counterparts. This Credit Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. 9.12 Integration; Effectiveness. (a) This Credit Agreement, together with the other Credit Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes -122- LEGAL02/47543734v6 all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Credit Agreement and those of any other Credit Document, the provisions of this Credit Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Credit Document shall not be deemed a conflict with this Credit Agreement. Each Credit Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. (b) Except as provided in Section 4.01, this Credit Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Credit Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Credit Agreement. 9.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, the Sustainability Structuring Agent and each Lender, regardless of any investigation made by the Administrative Agent, the Sustainability Structuring Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent, the Sustainability Structuring Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Extension of Credit, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnification, expense reimbursement or other contingent obligations for which no claim has been asserted) or any Letter of Credit shall remain outstanding (other than Extended Letters of Credit in respect of which the Borrower has satisfied the requirements to provide Cash Collateral as required by Section 2.03(b)). 9.14 Severability. If any provision of this Credit Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Credit Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 9.15 [Reserved]. 9.16 GOVERNING LAW. (a) GOVERNING LAW. THIS CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH OF THE PARENT AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, -123- LEGAL02/47543734v6

WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS CREDIT AGREEMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION. (c) WAIVER OF VENUE. THE BORROWER AND EACH OTHER CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.02. NOTHING IN THIS CREDIT AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 9.17 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, -124- LEGAL02/47543734v6

SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 9.18 No Conflict. To the extent there is any conflict or inconsistency between the provisions hereof and the provisions of any Credit Document, this Credit Agreement shall control. 9.19 USA PATRIOT Act Notice. The USA Patriot Act of 2001 (Public Law 107-56), the Beneficial Ownership Regulation and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, each Lender hereunder may from time to time request, and the Borrower shall provide to such Lender, the Borrower’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. 9.20 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Credit Agreement provided by the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower, on the one hand, and the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) each of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) none of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers or any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and (iii) the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders has any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. (b) Neither the Administrative Agent nor the Sustainability Structuring Agent (i) makes any assurances whether this Agreement meets any criteria or expectations of the Borrower or any Lender with -125- LEGAL02/47543734v6 regard to environmental or social impact and sustainability performance, or whether the facility including the characteristics of the relevant KPI Metrics (including any environmental, social and sustainability criteria or any computation methodology) meet any industry standards for sustainability-linked credit facilities, or (ii) has any responsibility for or liability in respect of reviewing, auditing or otherwise evaluating any calculation by the Borrower of the KPI Metrics or any KPI Metrics Applicable Rate Adjustments (or any of the data or computations that are part of or related to any such calculation) set out in any certificate delivered by the Borrower (and the Administrative Agent and the Sustainability Structuring Agent may rely conclusively on any such certificate, without further inquiry, when implementing any KPI Metrics Applicable Rate Adjustment). The Sustainability Structuring Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into or monitor compliance with, the provisions hereof relating to the KPI Metrics Pricing Provisions. 9.21 Termination; Survival. This Credit Agreement shall terminate at such time as (a) all of the Commitments have been terminated, (b) all Letters of Credit have terminated or expired or been canceled (other than Extended Letters of Credit in respect of which the Borrower has satisfied the requirements to provide Cash Collateral as required in Section 2.03(b)), (c) none of the Lenders is obligated any longer under this Credit Agreement to make any Loans and the L/C Issuers are no longer obligated under this Credit Agreement to issue Letters of Credit and (d) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full. The indemnities to which the Administrative Agent, the L/C Issuers and the Lenders are entitled under the provisions of Sections 3.01, 3.04, 3.05, 8.09, 9.04 and 9.05 and any other provision of this Credit Agreement and the other Credit Documents, and the provisions of Sections 9.03, 9.16 and 9.17, shall continue in full force and effect and shall protect the Administrative Agent, the L/C Issuers and the Lenders (i) notwithstanding any termination of this Credit Agreement, or of the other Credit Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Credit Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Credit Agreement. 9.22 Entire Agreement. THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. 9.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: -126- LEGAL02/47543734v6

(i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. To the extent not prohibited by applicable Law, each Lender shall notify the Borrower and the Administrative Agent if it has become the subject of a Bail-In Action (or any case or other proceeding in which a Bail-In Action could be reasonably be expected to be asserted against such Lender). 9.24 Effect of Existing Credit Agreement. (a) Existing Credit Agreement. Upon satisfaction of the conditions precedent set forth in Sections 4.01. and 4.02. of this Credit Agreement, this Credit Agreement shall exclusively control and govern the mutual rights and obligations of the parties hereto with respect to the Existing Credit Agreement, and the Existing Credit Agreement shall be superseded by this Credit Agreement in all respects, in each case, on a prospective basis only. (b) NO NOVATION. THE PARTIES HERETO HAVE ENTERED INTO THIS CREDIT AGREEMENT SOLELY TO AMEND AND RESTATE THE TERMS OF, AND THE OBLIGATIONS OWING UNDER AND IN CONNECTION WITH, THE EXISTING CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS CREDIT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE EXISTING CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS (AS DEFINED IN THE EXISTING CREDIT AGREEMENT). 9.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit -127- LEGAL02/47543734v6

Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.25, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [REMAINDER OF PAGE INTENTIONALLY LEFT BLANKSIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT] -128- LEGAL02/47543734v6